          As filed with the Securities and Exchange Commission on April 22, 2009

                                            1933 Act Registration No. 333-141771

                                             1940 Act Registration No. 811-08559

                                                              CIK No. 0001051629
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 3

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 69

        Lincoln Life & Annuity Flexible Premium Variable Life Account M
                           (Exact Name of Registrant)

                                Lincoln VULcv-IV

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2008 was filed March 13, 2009.

It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b)
/x/ on May 1, 2009 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on __________________ pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be April 8, 2009.

        SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M
   PRODUCTS: VUL(CV)-IV, VUL(DB)-IV, ASSETEDGE(SM) VUL, ASSETEDGE(SM) EXEC VUL

        LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE
               PRODUCTS: SVUL-IV, PRESERVATIONEDGE(SM) SVUL

    LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
             PRODUCTS: LCV5, LINCOLN CORPORATE COMMITMENT VUL

           ISSUED BY LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds whose shares may be purchased by Sub-Accounts available to you under your policy.

A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies.

                   ____________________________________


The funds and their investment advisers/sub-advisers and objectives are listed below.

M FUND, INC., advised by M Financial Investment Advisers, Inc. (MFIA)

   - BRANDES INTERNATIONAL EQUITY FUND: Long-term capital appreciation. (Subadvised by Brandes Investment Partners, LP)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - BUSINESS OPPORTUNITY VALUE FUND: Long-term capital appreciation. (Subadvised by Iridian Asset Management LLC)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - FRONTIER CAPITAL APPRECIATION FUND: Maximum capital appreciation. (Subadvised by Frontier Capital Management Company LLC)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

   - TURNER CORE GROWTH FUND: Long-term capital appreciation.
     (Subadvised by Turner Investment Partners, Inc.)
     THIS FUND IS AVAILABLE ONLY TO EXISTING POLICY HOLDERS AS OF MAY 18, 2009. CONSULT YOUR FINANCIAL ADVISER.

Lincoln Life & Annuity Flexible Premium Variable Life Account M
Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 444-2363

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------

     This prospectus describes Lincoln VULCV-IV, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     The policy described in this prospectus is available only in New York.



     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families.

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series


                  o BlackRock Variable Series Funds, Inc.


                  o Delaware VIP Trust

                  o DWS Investments VIT Funds


                  o DWS Variable Series II


                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust


                  o PIMCO Variable Insurance Trust



     Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.




     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.


The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2009

                                 Table of Contents





Contents                                                 Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         3
    Charges and Fees..............................         4
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................         8
    Fund Participation Agreements.................         9
    Distribution of the Policies and
      Compensation................................         9
    Sub-Accounts and Funds........................        10
    Sub-Account Availability and Substitution of
      Funds.......................................        15
    Voting Rights.................................        16
POLICY CHARGES AND FEES...........................        16
    Premium Load; Net Premium Payment.............        17
    Surrender Charges.............................        17
    Partial Surrender Fee.........................        18
    Transfer Fee..................................        18
    Mortality and Expense Risk Charge.............        18
    Cost of Insurance Charge......................        18
    Administrative Fee............................        19
    Policy Loan Interest..........................        19
    Rider Charges.................................        19
    Case Exceptions...............................        19
YOUR INSURANCE POLICY.............................        19
    Application...................................        20
    Owner.........................................        21
    Right-to-Examine Period.......................        21
    Initial Specified Amount......................        21
    Transfers.....................................        21
    Market Timing.................................        22
    Optional Sub-Account Allocation Programs......        24
    Riders........................................        24


Contents                                                 Page
--------------------------------------------------      -----
    Continuation of Coverage......................        25
    Termination of Coverage.......................        26
    State Regulation..............................        26
PREMIUMS..........................................        26
    Allocation of Net Premium Payments............        26
    Planned Premiums; Additional Premiums.........        26
    Policy Values.................................        27
DEATH BENEFITS....................................        28
    Death Benefit Options.........................        28
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        29
    Death Benefit Proceeds........................        30
POLICY SURRENDERS.................................        30
    Partial Surrender.............................        31
POLICY LOANS......................................        31
LAPSE AND REINSTATEMENT...........................        32
    No Lapse Provision............................        32
    Reinstatement of a Lapsed Policy..............        34
TAX ISSUES........................................        35
    Taxation of Life Insurance Contracts in
      General.....................................        35
    Policies That Are MECs........................        36
    Policies That Are Not MECs....................        36
    Other Considerations..........................        37
    Fair Market Value of Your Policy..............        38
    Tax Status of Lincoln Life....................        38
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        38
LEGAL PROCEEDINGS.................................        38
FINANCIAL STATEMENTS..............................        39
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        40

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy described in this prospectus is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.


Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds". You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the funds. You may also allocate premiums and accumulation values to the Fixed Account.




Risks of Your Policy

Fluctuating Investment Performance. Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in this prospectus. A comprehensive discussion of each underlying fund's objective and risk is found in that fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's accumulation value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


Policy values in the General Account. Premium payments and Accumulation Values allocated to the Fixed Account are held in the Company's General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "Lincoln Life, The Separate Account and The General Account."

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Company's Separate Account, under which the Sub-Accounts reside, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding policy loans and partial surrenders will increase the risk of lapse.

Decreasing Death Benefit. Outstanding policy loans or any amounts that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years, and fees assessed for partial surrenders in all policy years. Depending on the amount of premium paid, or any reduction in specified amount, there may be little or no surrender value available. Partial surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional premium payments. Full or partial surrenders may result in tax consequences.

Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.


Tax Treatment of Life Insurance Contracts. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

Tax Law Compliance. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.




Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning or surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.



                                Table I: Transaction Fees
                                    When Charge                         Amount
         Charge                     is Deducted                        Deducted
 Maximum sales charge        When you pay a premium.        5.0% of each premium payment.
 imposed on premiums
 (load)

                                                Table I: Transaction Fees
                                           When Charge                                        Amount
          Charge                           is Deducted                                       Deducted
 Surrender Charge*              Upon full surrender of your
                                policy (years 1-15). When you
                                make certain specified amount
                                decreases (years 1-10).
  Maximum and                                                          The surrender charge ranges from a maximum
  Minimum Charge                                                       of $54.00 to a minimum of $0.00 per $1,000 of
                                                                       specified amount.
  Charge for a                                                         For a male, age 45, nonsmoker, in year one, the
  Representative Insured                                               maximum surrender charge is $34.34 per
                                                                       $1,000 of specified amount.

                                                                       For a female, age 45, nonsmoker, in year one the
                                                                       maximum surrender charge is $29.25 per
                                                                       $1,000 of specified amount.
 Partial Surrender Fee          When you take a partial                The lesser of $25 or 2% of the amount
                                surrender of your policy.              surrendered.
 Fund Transfer Fee              Applied to any transfer request        $ 25
                                in excess of 24 made during
                                any policy year.
 Estate Tax Repeal Rider        One-time charge at issue (if           $250
 (optional)                     elected).


Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                   Table II: Periodic Charges Other Than Fund Operating Expenses
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Cost of Insurance*             Monthly
  Maximum and                                      The monthly cost of insurance rates for standard
  Minimum Charge                                   issue individuals ranges from a guaranteed
                                                   maximum of $83.33 per $1,000 per month to a
                                                   guaranteed minimum of $0.00 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with a higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male, age 45, nonsmoker, the guaranteed
  Representative Insured                           maximum monthly cost of insurance rate is $.38
                                                   per $1,000 of net amount at risk.

                                                   For a female, age 45, nonsmoker, the guaranteed
                                                   maximum monthly cost of insurance rate is $.30
                                                   per $1,000 of net amount at risk.

                         Table II: Periodic Charges Other Than Fund Operating Expenses
                                      When Charge                                    Amount
         Charge                       is Deducted                                   Deducted
 Mortality and Expense        Daily (at the end of each        Daily charge as a percentage of the value of the
 Risk Charge ("M&E")          valuation day).                  Separate Account, guaranteed at an effective
                                                               annual rate of 0.60%.1
 Administrative Fee           Monthly                          $15.00 per month.2
 Policy Loan Interest         Annually                         5.0% annually of the amount held in the loan
                                                               account.3


     1 Guaranteed at an effective annual rate of 0.60% in policy years 1-10, and 0.20% in policy years 11 and beyond.
  2 $15 per month for the first policy year, and $5 per month afterward, guaranteed not to exceed $10 per month after the first policy year.
     3 Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.



                     Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                          When Charge                                   Amount
           Charge                         is Deducted                                  Deducted
 Rider Charges                                                    Individualized based on optional Rider(s)
                                                                  selected.
 Waiver of Monthly                Monthly
 Deduction Rider*
  Maximum and                                                     The waiver of monthly deduction rate factor
  Minimum Charge                                                  ranges from a maximum of 12% of all other
                                                                  covered monthly charges to a minimum of 2%
                                                                  of all other covered monthly charges.
  Charge for a                                                    For a male, age 45, nonsmoker, the maximum
  Representative Insured                                          rate factor is 3.5% of all other covered monthly
                                                                  charges.

                                                                  For a female, age 45, nonsmoker, the maximum
                                                                  rate factor is 5% of all other covered monthly
                                                                  charges.
 Accounting Value Rider           N/A                             There is no charge for this rider.
 Change of Insured Rider          N/A                             There is no charge for this rider.
 Overloan Protection Rider        One-time charge when you        Maximum charge of 5% of the then current
                                  elect to use the benefit        accumulation value.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.



Table III shows the annual fund fees and expenses that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        3.90% 4         0.33%
 (12b-1) fees, and other expenses.




  4 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 3.20%. These waivers and reductions generally extend through April 30, 2010 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by Underlying Funds, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life & Annuity Flexible Premium Variable Life Account M (Separate Account) is a Separate Account of the Company which was established on November 24, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." Any changes in the investment policy of the Separate Account must be approved by the New York State Insurance Department.

You may also allocate your Premium Payments and Accumulation Values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.




Fund Participation Agreements


In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.50% based upon the assets of an Underlying Fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.


Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year premium and 27% of all other premiums paid. The amount of compensation may be affected by choices the policy owner has made when the policy was applied for, including the choices of riders, which may result in equivalent amounts paid over time. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.


We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's general account, which supports insurance and annuity obligations.



Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate underlying fund. You do not invest directly in these underlying funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the underlying funds based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.


There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.


Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each underlying fund, its objectives and past performance may be found in that fund's prospectus. Prospectuses for each of the underlying funds listed below accompany this prospectus and are available by calling 1-800-444-2363.


AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.


   o AllianceBernstein Global Thematic Growth Portfolio (Class A): Maximum capital appreciation.
     (formerly AllianceBernstein Global Technology Portfolio)


   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.


   o AllianceBernstein Large Cap Growth Portfolio (Class A): Maximum capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

   o Inflation Protection Fund (Class I): Long-term total return.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o International Fund (Class 2): Long-term growth.



BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc. and subadvised by BlackRock Investment Management, LLC

   o Global Allocation V.I. Fund (Class I): High total return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company.


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation.

   o High Yield Series (Standard Class): Total return.


   o Limited-Term Diversified Income Series (Standard Class): Current income. (formerly Capital Reserves Series)

   o REIT Series (Standard Class): Total return.
     This fund will be available to all policy owners on or about May 18, 2009. Consult your financial advisor.


   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.

   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (Subadvised by Northern Trust Investments, Inc.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


DWS Variable Series II, advised by Deutsche Asset Management, Inc. and subadvised by RREEF America L.L.C.

   o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A): Capital appreciation.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.



Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.


   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.


   o Growth Portfolio (Service Class): Capital appreciation.

   o Mid Cap Portfolio (Service Class): Long-term growth.

   o Overseas Portfolio (Service Class): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


   o Franklin Income Securities Fund (Class 1): Current income.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term capital growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.


   o Templeton Global Bond Securities Fund (Class 1): High current income. This fund is available only to existing policy owners as of May 18, 2009.
Consult your financial advisor.
     (formerly Templeton Global Income Securities Fund)

   o Templeton Growth Securities Fund (Class 1): Long-term capital growth. (Subadvised by Templeton Asset Management Ltd.)
     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.



Janus Aspen Series, advised by Janus Capital Management LLC.


   o Balanced Portfolio (Service Shares): Long-term growth and current income. This fund is available only to existing policy owners as of May 16, 2005.
Consult your financial advisor.

   o Enterprise Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.
     (formerly Mid Cap Growth Porfolio)

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
     Advisors Corporation.


   o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by BAMCO, Inc.)

   o LVIP Capital Growth Fund (Standard Class): Capital growth.
     (Subadvised by Wellington Management Company, LLP)


   o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total
      Return.
     (Subadvised by Cohen & Steers Capital Management)


   o LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)


   o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)


   o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
      Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund is only available to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

   o LVIP FI Equity-Income Fund (Standard Class): Income.
     (Subadvised by Pyramis Global Advisors LLC)


   o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited)
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


   o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

   o LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

   o LVIP MFS (Reg. TM) Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

   o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation. (Subadvised by Wellington Management Company, LLP)

   o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

   o LVIP Money Market Fund (Standard Class): Current income/Preservation of capital.

     (Subadvised by Delaware Management Company)

   o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Replicate S&P 500 Index.

     (Subadvised by SSgA Funds Management, Inc.)

   o LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation.

     (Subadvised by SSgA Funds Management, Inc.)


   o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
      Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

   o LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)


   o LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation. (Subadvised by Turner Investment Partners)

   o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund will be available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Wilshire 2010 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Wilshire 2020 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Wilshire 2030 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.


   o LVIP Wilshire 2040 Profile Fund (Standard Class)(2): Total return. (Subadvised by Wilshire Associates Incorporated)

     This fund is available only to existing policy owners as of May 18, 2009. Consult your financial advisor.

   o LVIP Wilshire Aggressive Profile Fund (Standard Class)(2): Long-term growth of capital.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Conservative Profile Fund (Standard Class)(2): Current income.
     (Subadvised by Wilshire Associates Incorporated)


   o LVIP Wilshire Moderate Profile Fund (Standard Class)(2): Growth and income.
     (Subadvised by Wilshire Associates Incorporated)

   o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class)(2):
      Growth and income.
     (Subadvised by Wilshire Associates Incorporated)


MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Core Equity Series (Initial Class): Capital appreciation.
     This fund is available only to existing policy owners as of May 16, 2005. Consult your financial advisor.

   o Growth Series (Initial Class): Capital appreciation.


   o Total Return Series (Initial Class): Total return.

   o Utilities Series (Initial Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


   o Regency Portfolio (I Class): Long-term growth.
     (Subadvised by Neuberger Berman, LLC)

     This fund is available only to existing policy owners as of May 21, 2007. Consult your financial advisor.


PIMCO Variable Insurance Trust, advised by PIMCO

   o PIMCO VIT Commodity Real Return Strategy Portfolio (Administrative Class):
Maximum real return.
     This fund will be available on or about May 18, 2009. Consult your financial advisor.


(1)"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:


1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant policy owner allocations; or


3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitution of underlying funds. Substitute funds may have higher charges than the funds being replaced.

Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of a fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a Quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the funds and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by each underlying fund is contained in that fund's prospectus.

The monthly deductions, including the cost of insurance charges, may be deducted in two ways:

1) Proportionately from the net accumulation value of each Sub-Account and the Fixed Account subject to the charge.

2) From the net accumulation value of specific funds which you have designated.

If you have selected designated funds, and in a given month there is not sufficient value in those funds to cover the monthly deduction, we will take the remaining monthly deduction pro rata from the rest of the funds in your policy that have value.

If you have not selected designated funds, the monthly deductions will be taken pro rata from all of the funds in your policy that have value.

The monthly deductions are made on the "monthly anniversary day," which is the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly anniversary day is non-existent for that month, or is not a valuation day, then the monthly anniversary day is the next valuation day. You may select or change designated funds at any time prior to a monthly anniversary day by contacting our Administrative Office.

If the net accumulation value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct 5% from each premium payment. The premium payment, after deduction of the premium load, is called the "net premium payment."



Surrender Charges

A surrender charge may apply if the policy is totally surrendered or has a decrease in the specified amount of death benefit. The surrender charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of surrender charges is included in each policy.

The surrender charge varies by age of the insured, the number of years since the date of policy issue or the date of an increase in specified amount, and the specified amount. The surrender charge will never exceed $54.00 per $1,000 of specified amount. A personalized schedule of surrender charges is included in each policy. You may obtain more information about the surrender charges that would apply to your policy by requesting a personalized illustration from your insurance representative.

The duration of the surrender charge is 15 years for full surrenders and 10 years for decreases in specified amount. The length of the surrender charge period varies based on the age of the insured on the date of issue or the date of an increase in your specified amount as follows:

o Ages 0-50, 15 years
o Age 51, 14 years
o Age 52, 13 years
o Age 53, 12 years
o Age 54, 11 years
o Ages 55 and above, 10 years

Surrender charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The surrender charge will not exceed the policy value. All surrender charges decline to zero within 15 years following policy issue, or any increase in specified amount.

Upon either a full surrender of the policy or a decrease in specified amount, the charge will be subject to the following conditions:

A. For decreases in specified amount, excluding full surrender of the policy, no surrender charge will be applied where the decrease:

     1) occurs after the tenth policy anniversary following policy issue; or

     2) is directly caused by a death benefit option change; or

     3) is caused by a partial surrender; or

     4) when added to the sum of all prior decreases, does not exceed 25% of the initial specified amount.

B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:

     1) is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the initial specified amount or the sum of all prior decreases;

     3) is the initial specified amount; and

     4) is the then applicable surrender charge from the schedule in the policy.

We may refuse or limit requests for decreases in specified amount, to the extent there is insufficient value to cover the necessary surrender charges.


If you increase the specified amount, a new surrender charge will be applicable to each increase. This charge is in addition to any surrender charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase.


Upon full surrender of your policy following a policy decrease, the surrender charge will be calculated as the entire amount shown in the policy specifications, multiplied by one minus the percentage of the initial specified amount for which a surrender charge was previously assessed. The charge assessed upon a full surrender will not exceed the policy's value.

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to surrender charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

Any surrender may have tax implications. Consult your tax or other financial adviser before initiating a surrender.



Partial Surrender Fee

No surrender charge is imposed on a partial surrender, but an administrative fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the partial surrender proceeds are taken.



Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an administrative fee of $25.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in policy years 1-10 and 0.20% in policy years 11 and beyond.



Cost of Insurance Charge


A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The Cost of Insurance Charge depends on the policy duration, the age, underwriting category and gender of the insured, and the current "Net Amount at Risk". The Net Amount at Risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, Premium Payment patterns, and charges. The rate on which the Monthly Deduction for the Cost of Insurance Charge is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4.0%), subtracting the value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable cost of insurance rate as determined by the Company.

The current Cost of Insurance Charge may be less than the guaranteed Cost of Insurance Charge, but it will never exceed the maximum Cost of Insurance Charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.




Administrative Fee

There is a flat monthly deduction of $15 during the first policy year and, currently, $5 monthly thereafter (guaranteed not to exceed $10 monthly after the first policy year). This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



Policy Loan Interest


If you borrow against your policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. We will credit 4% interest on the Loan Account value in all years.




Rider Charges

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the insured. The maximum rate factor is 12.0%. If you have elected this rider, a table of rate factors appears on the rider pages in your policy.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.


Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.




Case Exceptions

Charges and fees may be reduced in some circumstances where policies are purchased by corporations and other groups or sponsoring organizations on a multiple-life case basis.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; No Lapse premium; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "good order" at our Home Office. "Good order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in good order, and we reserve the right to change or waive any good order requirements at any time.


We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the insured's age, underwriting category, and gender, the policy duration, and the current net amount at risk.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The owner on the date of policy issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional No Lapse protection and riders;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date of the latest signature on the written request.




Right-to-Examine Period

You may return your policy to us for cancellation within 45 days of the date the application is signed or 10 days after you receive the policy (60 days for policies issued in replacement of other insurance). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will refund to you all premium payments. If a premium payment was made by check, there may be a delay until the check clears.


Any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.



Initial Specified Amount


You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the policy specifications page.




Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:


1) 25% of the Fixed Account value as of the immediately preceding Policy Anniversary, or

2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.


Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.


In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the underlying funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature"restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain underlying funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy holders or as applicable to all policy holders with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some underlying funds also may impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.



Optional Sub-Account Allocation Programs


You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the Money Market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.


You may elect dollar cost averaging on your application, or contact our Administrative Office for information.


Dollar Cost Averaging terminates automatically:


1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered or otherwise terminates.


Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of automatic rebalancing do not count against the number of free transfers available.


You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.




Riders


We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Monthly deductions will be waived during periods of covered total disability commencing prior to the policy anniversary nearest the insured's 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Accounting Value Rider. If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum premium requirements for this rider. If your policy is fully surrendered in the first four policy years, this rider provides enhanced cash surrender values by using a table of alternate surrender charges. The rider does not provide for enhanced cash surrender value for partial surrenders and loans. There is no charge for this rider.


Change of Insured Rider. If desired, you must select this rider prior to January 1, 2009. This rider will no longer be available on and after this date. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.


Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for insurance. In the event of federal estate tax repeal as set forth in the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R.
1836) being extended, this rider allows you to cancel your policy for an amount equal to the surrender value of the policy plus the applicable surrender charge. There is a one-time $250 charge at issue for this rider.

For purposes of this rider, estate tax repeal will be deemed to have occurred if federal legislation is enacted into law that extends the estate tax repeal provisions set forth in the Economic Growth and Tax Reconciliation Act of 2001 (H.R. 1836) at least two years beyond January 1, 2011. This new legislation must be in effect on January 1, 2010. The start date for this rider (the date that begins the 12-month "window" for you to exercise the rider) is the later of January 1, 2010, or the date in 2010 upon which legislation is enacted that triggers estate tax repeal, but no later than December 31, 2010.

This rider terminates on the earliest of:

1) one year from the start date;

2) December 31, 2010, provided no estate tax repeal, as defined above, has been enacted;

3) the date you request termination of the rider;

4) termination of your policy; or

5) full surrender of your policy prior to the start date.

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee.

If your policy is issued on or after May 22, 2006, we will automatically issue this rider with your policy. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Continuation of Coverage

If the insured is still living at age 100, and the policy has not been surrendered, the policy will remain in force until policy surrender or death of the insured. However, there are certain changes that will take place:

1) we will no longer accept premium payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account; and

4) we will no longer transfer amounts to the Sub-Accounts.

Loan interest will continue to accrue on any outstanding loans.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured; or

3) failure to pay the necessary amount of premium to keep your policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your policy.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to maintain the No Lapse provision or to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The amount of net premium payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

Unless you specifically direct otherwise, any payment received (other than any premium payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no premium load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase planned premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the guideline premium test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC. Refer to the section headed "Tax Issues"for more information.



Policy Values

Policy value in your variable life insurance policy is also called the accumulation value.

The accumulation value equals the sum of the Fixed Account value, the Separate Account value, and the loan account value. At any point in time, the accumulation value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the loan account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the accumulation value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the variable accumulation value.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.

The loan account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's general account. We do not guarantee the loan account value. Interest is credited on the loan account at an effective annual rate of 4% in all years.


The "net" accumulation value is the accumulation value less the loan account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the accumulation value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the loan account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS

The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment. Riders may impact the amount payable as death benefit proceeds in your policy. Refer to the "Riders" section of this prospectus for more information.




Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, less any indebtedness; or

2) a percentage of the accumulation value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. A schedule of these percentages is in your policy.

The following table provides more information about the death benefit options.



 Option                       Death Benefit Proceeds Equal to the                                Variability
    1         Specified amount (a minimum of $100,000)                                 None; level death benefit
    2         Sum of the specified amount plus the net accumulation value as of        May increase or decrease over
              the date of the insured's death.                                         time, depending on the amount
                                                                                       of premium paid and the
                                                                                       investment performance of the
                                                                                       underlying Sub-Accounts or the
                                                                                       Fixed Account.

 Option                          Death Benefit Proceeds Equal to the                                Variability
    3         Sum of the specified amount plus the accumulated premiums (all                Will generally increase,
              premiums paid minus the cumulative policy factor, if that factor is           depending on the amount of
              elected) up to the limit shown in the policy specifications, as of the        premium paid.
              date of the insured's death. Any premium paid that will cause the death benefit proceeds to exceed this limit will be applied to the policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
              a) the applicable monthly rate then used by the Internal Revenue
              Service (IRS); or
              b) an alternative monthly rate permitted by the IRS; times
              c) the specified amount divided by 1000.


If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

A Partial Surrender may reduce the specified amount. If the specified amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the specified amount.)



The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The specified amount will be reduced by the accumulation value as of the effective date of change.
     2 to 1          The specified amount will be increased by the accumulation value as of the effective date of change.
     1 to 3          The specified amount will not change.
     3 to 1          The specified amount will be increased by accumulated premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
     2 to 3          The specified amount will be increased by the accumulation value as of the effective date of change.
     3 to 2          o If the accumulation value is greater than the accumulated premium (less cumulative policy factor if that factor elected), the specified amount will be reduced by the accumulation value less accumulated premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
                     o If the accumulation value is less than the accumulated premium (less the cumulative policy factor if elected), the specified amount will be increased by the accumulated premium (less the cumulative policy factor if that factor is elected), less the accumulation value as of the effective date of change.

A surrender charge may apply to a decrease in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A schedule of surrender charges is included in each policy.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the surrender charge applicable to your policy. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the guideline premium test.

The guideline premium test provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the guideline premium test. If the increase in the policy's death benefit causes an increase in the net amount at risk, charges for the cost of insurance will increase as well.

Any change is effective on the first monthly anniversary day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the changes will be effective on the first monthly anniversary day on which the accumulation value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.



POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value").

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


At any time, you may transfer all of the Separate Account value to the Fixed Account and then surrender the policy for reduced guaranteed nonparticipating paid-up insurance. No monthly administrative fees will apply to such paid-up insurance. The amount of paid-up insurance will be that which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy. The paid-up insurance will not include any additional benefits provided by rider under the original policy.


If you request lump sum surrender and the policy's Surrender Value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) Account in your name. Refer to the description of the SecureLine (Reg. TM) Account under the section headed "Death Benefit Proceeds" for more information.


You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than the SecureLine (Reg. TM) checkbook.




Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender and our administrative fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.




   Death Benefit
 Option in Effect                                        Impact of Partial Surrender
         1              Will reduce the accumulation value and the specified amount.
         2              Will reduce the accumulation value, but not the specified amount.
         3              Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the partial surrender exceeds the accumulated premiums.



Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.


We may at our discretion decline any request for a partial surrender.


POLICY LOANS
You may borrow against the surrender value of your policy. The loan may be for any amount up to 100% of the current surrender value. However, we reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the accumulation value less surrender charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and accumulation value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The loan account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the loan account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid. Interest on policy loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon full surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the loan account value. Lincoln Life credits interest to the loan account value at a rate of 4% in all years, so the net cost of your policy loan is 1% in years 1-10 and 0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The loan account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated, unless you instruct otherwise.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current accumulation value less surrender charges, the policy will terminate subject to the conditions in the grace period provision, unless the No Lapse provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.


LAPSE AND REINSTATEMENT
If at any time the net accumulation value is insufficient to pay the monthly deduction, unless the No Lapse provision is in effect, all policy coverage will terminate. This is referred to as policy lapse. The net accumulation value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the net accumulation value of your policy is sufficient to pay the monthly deduction amount on a monthly anniversary day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount stated in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly anniversary day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



No Lapse Provision

Your policy includes a No Lapse provision. This means that your policy will not lapse as long as you have paid the required No Lapse premium. The No Lapse premium is the cumulative premium required to maintain the No Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No Lapse provision, and a policy that does not. This is true whether or not the No Lapse provision is active and keeping the policy from lapsing.

There is no charge for this feature. It is only available with death benefit options 1 and 2.

There are three levels of No Lapse protection:

1) a guarantee until the insured reaches age 100 (must be selected at time of policy application);

2) a guarantee for the first 20 policy years; and

3) a guarantee for the first 10 policy years.



                                                                                        Provision will terminate
       Level                            Lapse Protection                                  upon the earliest of
 Age 100                If elected, a payment of the age 100 No              1) the age 100 premium requirement is not
                        Lapse premium is due as of the date of               met,
                        issue and each monthly anniversary day to            2) there is a change in the death benefit
                        guarantee the policy will not lapse before           option, or
                        the insured reaches age 100. All, or a               3) the insured reaches age 100.

                        portion of, the remaining monthly
                                                                             A period of at least 61 days will be granted
                        premiums can be paid in advance at any
                                                                             for the age 100 No Lapse premium if on any
                        time.
                                                                             monthly anniversary day it is determined

                        As long as the sum of all premium                    that the age 100 No Lapse premium has not
                        payments (less any indebtedness and                  been met. At least 31 days before the end of
                        partial surrenders) is at least equal to the         that period, we will notify you of the amount
                        sum of the age 100 No Lapse premiums                 of premium necessary to maintain the age
                        since the date of issue, the policy will not         100 No Lapse provision.

                        lapse until the insured reaches age 100,
                                                                             Once the age 100 No Lapse provision is
                        even if the net accumulation value is
                                                                             terminated, it cannot be reinstated.
                        insufficient to meet the monthly deductions.
                                                                             However, you may still qualify for either the
                                                                             20 year or 10 year No Lapse provision.
 First 20 policy        During the first 20 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the insured reaches age 100, or
                        insufficient to meet the monthly deductions,         3) the beginning of the 21st policy year.

                        as long as the sum of:
                                                                             Failure to meet the No Lapse premium

                        o all premium payments (less any partial             requirement during the first 20 years does
                        surrenders) accumulated at 4% interest               not terminate the No Lapse provision. Any
                                                                             premium shortfall can be made up while the
                        o minus any indebtedness
                                                                             policy is in force or during the policy's

                        is at least equal to the sum of the 20 year          grace period.

                        No Lapse premiums due since date of issue
                                                                             Continuing to pay the 20 year No Lapse
                        (shown in the policy specifications),
                                                                             premium beyond the termination of the 20
                        accumulated at 4% interest.
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

                                                                             However, you may still qualify for the 10
                                                                             year No Lapse provision.

                                                                                       Provision will terminate
       Level                            Lapse Protection                                 upon the earliest of
 First 10 policy        During the first 10 years the policy will not        1) a change in the death benefit option,
 years                  lapse, even if the net accumulation value is         2) the insured reaches age 100, or
                        insufficient to meet the monthly deductions,         3) the beginning of the 11th policy year.

                        as long as the sum of:
                                                                             Failure to meet the No Lapse premium

                        o all premium payments (less any partial             requirement during the first 10 years does
                        surrenders) accumulated at 4% interest               not terminate the No Lapse provision. Any
                                                                             premium shortfall can be made up while the
                        o minus any indebtedness
                                                                             policy is in force or during the policy's

                        is at least equal to the sum of the 10 year          grace period.

                        No Lapse premiums due since date of issue
                                                                             Continuing to pay the 10 year No Lapse
                        (shown in the policy specifications),
                                                                             premium beyond the termination of the 10
                        accumulated at 4% interest.
                                                                             year No Lapse provision does not guarantee
                                                                             that the policy will not lapse. Payments
                                                                             must be sufficient to cover your monthly
                                                                             deductions.

If you fail to satisfy the requirements for the age 100, 20 year and 10 year No Lapse provisions, and you have paid insufficient premium to cover your monthly deductions, the policy, after notice, and expiration of the policy's grace period, will lapse.

Your levels of No Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

If the No Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No Lapse premium would have been. If you pay only the minimum premium needed to keep the No Lapse provision in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on indebtedness exceeding the accumulation value less the surrender charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in accumulation value. Also, it does not provide any type of market performance guarantee. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit provided by the rider, there is a one-time charge which will not exceed 5.0% of the then current accumulation value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.



Reinstatement of a Lapsed Policy

If the No Lapse provision is not in effect, and your policy has lapsed, you may reinstate your policy within five years of the policy lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;

3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

4) we receive a payment sufficient to keep your policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your accumulation value at reinstatement will be the net premium payment then made less all monthly deductions due.


TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.




Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the guideline premium test, which limits premiums paid depending upon the insured's age, gender, and risk classification, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if
(1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.


The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.


Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."


Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the Beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a MEC. A Modified Endowment Contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy.

Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.


Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your Indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during the policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Other Considerations


Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated"within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.


Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Market Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.




LEGAL PROCEEDINGS
In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings arising from the conduct of its business. In some instances, the proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.


After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of the Company, the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 financial statements of the Company are located in the SAI.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI





GENERAL INFORMATION
   Lincoln Life
   Capital Markets and Financial Ratings
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Case Exceptions
   Assignment
   Change of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age or Gender
   Suicide
ADDITIONAL INFORMATION ABOUT CHARGES
   Surrender Charges
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LincolnFinancial.com


Lincoln Life & Annuity Flexible Premium Variable Life Account M
1933 Act Registration No. 333-141771
1940 Act Registration No. 811-08559

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2009
                  Relating to Prospectus Dated May 1, 2009 for



                            Lincoln VULCV-IV product



  Lincoln Life & Annuity Flexible Premium Variable Life Account M, Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 444-2363, and requesting a copy of the Lincoln NY VULCV-IV product prospectus.


                          TABLE OF CONTENTS OF THE SAI





Contents                                                   Page
-------------------------------------------------       ----------
GENERAL INFORMATION..............................             2
    Lincoln Life.................................             2
    Capital Markets and Financial Ratings........             2
    Registration Statement.......................             3
    Changes of Investment Policy.................             3
    Principal Underwriter........................             3
    Disaster Plan................................             3
    Advertising..................................             3
SERVICES.........................................             5
    Independent Registered Public Accounting
      Firm.......................................             5
    Accounting Services..........................             5
    Checkbook Service for Disbursements..........             5
    Administrative Services......................             5


Contents                                                   Page
-------------------------------------------------       ----------
POLICY INFORMATION...............................             5
    Corporate and Group Purchasers and Case
      Exceptions.................................             5
    Assignment...................................             6
    Change of Ownership..........................             6
    Beneficiary..................................             6
    Right to Convert Contract....................             6
    Change of Plan...............................             6
    Settlement Options...........................             7
    Deferment of Payments........................             7
    Incontestability.............................             7
    Misstatement of Age or Gender................             7
    Suicide......................................             8
ADDITIONAL INFORMATION ABOUT
CHARGES..........................................             8
    Surrender Charges............................             8
PERFORMANCE DATA.................................             8
FINANCIAL STATEMENTS.............................             9
    Separate Account.............................           M-1
    Company......................................           S-1

GENERAL INFORMATION


Lincoln Life

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy, are backed by the claims-paying ability of Lincoln Life.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.


A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.




Capital Markets and Financial Ratings

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financials as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.




Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy


Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the Owners and obtain all necessary regulatory approvals. Any change must be submitted to the Insurance Department. The Insurance Department would not approve the change in investment policy if found to be detrimental to the interests of the Owners of the policies or the end result would render our operations hazardous to the public.



In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,900,529 in 2008 and $1,956,739 in 2007 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising


Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, SSgA Funds Management, Inc. ("SFM"), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. SFM does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. SFM makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SERVICES


Independent Registered Public Accounting Firm

The financial statements of the Separate Account and the financial statements of Lincoln Life & Annuity Company of New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.




Accounting Services


We have entered into an agreement with the Bank of New York Mellon, N.A., One Mellon Bank Plaza, 500 Grant Street, Pittsburgh, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.




Checkbook Service for Disbursements


We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.


We also offer this same checkbook service for surrenders of your policy of $5,000 or more. Once your request is processed, proceeds are placed in an interest-bearing account in your name. You have complete access to your proceeds through check writing privileges. You have the choice of leaving proceeds in this account or you may write checks immediately - even a check for the entire amount.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION



Corporate and Group Purchasers and Case Exceptions

This policy is available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce premium loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, the expected persistency of the individual policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policy owners invested in the Separate Account.

Assignment

While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in good order. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of the latest signature in good order.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Right to Convert Contract

You may at any time transfer 100% of the policy's accumulation value to the general account and choose to have all future premium payments allocated to the general account. After you do this, the minimum period the policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of accumulation value, the specified amount, the sex, attained age and rating class of the insured at the time of transfer. The minimum period will decrease if you choose to surrender the policy or make a withdrawal. The minimum period will increase if you choose to decrease the specified amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the general account.



Change of Plan

Your policy may be exchanged for another issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.

Settlement Options

You may elect or change a settlement option while the insured is alive. If you have not irrevocably selected a settlement option, the beneficiary may elect to change the settlement option within 90 days after the insured dies. If no settlement option is selected, the death benefit proceeds will be paid in a lump sum.

If you assign your policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining death benefit proceeds as elected.

Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the policy cannot be surrendered and neither the payee nor the settlement option may be changed.

You have at least four settlement options:

1) an annuity for the lifetime of the payee;

2) an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;

3) monthly payments for a stated number of years, at least five but no more than thirty; or

4) payment of a maximum of 3% interest annually on the sum left on deposit.

We may offer you or your beneficiary additional settlement options in the future.



Deferment of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the death benefit proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay premiums on policies with us.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase.



Misstatement of Age or Gender

If the age or gender of the insured has been misstated, benefits will be adjusted based on the following values:

1) the net amount at risk at the time of the insured's death;

2) the ratio of the monthly cost of insurance applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and gender in the policy month of death; and

3) the accumulation value at the time of the insured's death.

The amount of death benefit proceeds will be 1. multiplied by 2. and then the result added to 3.

Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.


ADDITIONAL INFORMATION ABOUT CHARGES


Surrender Charges
The initial maximum surrender charge is calculated as (a) plus (b), with that result not to exceed (c), minus (d), where

(a) is 1.25 times the curtate net level premium for the specified amount of insurance, calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest;

(b) is $10 per $1000 of specified amount;

(c) is $50 per $1000 of specified amount; and

(d) is $60.

Algebraically, this formula is equivalent to Min{a+b,c} -d.

The maximum surrender charge decreases from its initial amount during the first 15 years. In general terms, the initial maximum surrender charge is amortized in proportion to a 15 year life contingent annuity due. In formulas, the maximum surrender charge at a point in time "t" years after issue is (a) times
(b), where

(a) is the initial maximum surrender charge; and

(b) is the ratio of a life contingent annuity due beginning at time t and ending 15 years after issue, divided by a life contingent annuity due beginning at issue and ending 15 years after issue, both calculated using the 1980 Commissioners Standard Ordinary mortality table and 4% interest.

The actual surrender charge may be less than the maximum surrender charge, and is included in each policy. No surrender charge is applied in the 16th policy year or beyond.


PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2008 financial statements of the Separate Account and the December 31, 2008 financial statements of the Company follow.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                 For the Year Ended December 31, 2008, 2007 and
             for the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2008 and 2007, and the related statements of income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2008, for the period from April 3 through December 31, 2006, and for the period from January 1 through April 2, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2008 and 2007, and the results of its operations and its cash flows for the each of the two years in the period ended December 31, 2008, for the period from April 3 through December 31, 2006, and for the period from January 1 through April 2, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 25, 2009

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                        AS OF DECEMBER 31,
                                                                        ------------------
                                                                          2008      2007
                                                                        -------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $5,778; 2007 -- $5,767)    $5,159    $ 5,759
      Equity (cost: 2008 -- $3; 2007 -- $3)                                   2          2
   Mortgage loans on real estate                                            294        260
   Policy loans                                                             430        432
   Other investments                                                          2          3
                                                                         ------    -------
      Total investments                                                   5,887      6,456
Cash and invested cash                                                       55        129
Deferred acquisition costs and value of business acquired                 1,115        799
Premiums and fees receivable                                                  3          4
Accrued investment income                                                    86         83
Reinsurance recoverables                                                    595        479
Goodwill                                                                    162        162
Other assets                                                                 88         80
Separate account assets                                                   1,690      2,284
                                                                         ------    -------
      Total assets                                                       $9,681    $10,476
                                                                         ======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                 $1,568    $ 1,448
Other contract holder funds                                               4,866      4,865
Other liabilities                                                            70        222
Separate account liabilities                                              1,690      2,284
                                                                         ------    -------
      Total liabilities                                                   8,194      8,819
                                                                         ------    -------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY:
Common stock -- 132,000 shares, authorized, issued and outstanding          940        940
Retained earnings                                                           757        724
Accumulated other comprehensive loss                                       (210)        (7)
                                                                         ------    -------
      Total stockholder's equity                                          1,487      1,657
                                                                         ------    -------
         Total liabilities and stockholder's equity                      $9,681    $10,476
                                                                         ======    =======

                 See accompanying Notes to Financial Statements

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                         PERIOD FROM   PERIOD FROM
                                                             FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                           YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                              2008           2007           2006           2006
                                                          ------------   ------------   ------------   -----------
REVENUES:
Insurance premiums                                             $ 98           $ 98           $ 27           $ 5
Insurance fees                                                  248            234             89             5
Net investment income                                           395            361            161            19
Realized loss                                                   (98)           (25)            (1)           --
                                                               ----           ----           ----           ---
   Total revenues                                               643            668            276            29
                                                               ----           ----           ----           ---
BENEFITS AND EXPENSES:
Interest credited                                               209            194             95            11
Benefits                                                        228            192             43             7
Underwriting, acquisition, insurance and other expenses         156            128             77             6
                                                               ----           ----           ----           ---
   Total benefits and expenses                                  593            514            215            24
                                                               ----           ----           ----           ---
Income before taxes                                              50            154             61             5
Federal income taxes                                             14             52             19             2
                                                               ----           ----           ----           ---
      Net income                                               $ 36           $102           $ 42           $ 3
                                                               ====           ====           ====           ===

                 See accompanying Notes to Financial Statements

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                               PERIOD FROM   PERIOD FROM
                                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                    2008           2007           2006           2006
                                                                ------------   ------------   ------------   -----------
COMMON STOCK:
Balance at beginning-of-period                                     $  940         $  235          $235          $ 181
Stock compensation                                                     --            --            --              1
Acquisition by Lincoln National Corporation:
   Sale of stockholder's equity                                        --             --            --           (182)
   Lincoln National Corporation purchase price                         --             (1)           --            233
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --              2
Capital contribution                                                   --            706            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                        940            940           235            235
                                                                   ------         ------          ----          -----
RETAINED EARNINGS:
Balance at beginning-of-period                                        724            623           581             26
Acquisition by Lincoln National Corporation:
   Sale of stockholder's equity                                        --             --            --            (29)
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --            581
Cumulative effect of adoption of SOP 05-1                              --             (1)           --             --
Comprehensive (loss) income                                          (167)            81            53             (7)
Less other comprehensive income (loss), net of tax                   (203)           (21)           11            (10)
                                                                   ------         ------          ----          -----
   Net income                                                          36            102            42              3
Dividends declared                                                     (3)            --            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                        757            724           623            581
                                                                   ------         ------          ----          -----
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-period                                         (8)            14             3             10
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --              3
Change during the period                                             (203)           (22)           11            (10)
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                       (211)            (8)           14              3
                                                                   ------         ------          ----          -----
NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS:

Balance at beginning-of-period                                          1             --            --             --
Change during the period                                               --              1            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                          1              1            --             --
                                                                   ------         ------          ----          -----
         Total stockholder's equity at end-of-period               $1,487         $1,657          $872          $ 819
                                                                   ======         ======          ====          =====

                 See accompanying Notes to Financial Statements

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                              PERIOD FROM    PERIOD FROM
                                                                  FOR THE        FOR THE         APRIL 3      JANUARY 1
                                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                    2008           2007           2006           2006
                                                                ------------   ------------   ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                          $  36          $ 102          $  42         $  3
Adjustments to reconcile net income to net cash provided
   by operating activities:
      Deferred acquisition costs, value of business acquired,
         deferred sales inducements and deferred front end
         loads deferrals and interest, net of amortization              7            (41)           (34)          (4)
      Change in premiums and fees receivable                            1              9             --           --
      Change in accrued investment income                              (3)           (23)             1           (1)
      Change in future contract benefits                              120             51             46            1
      Change in other contract holder funds                           (70)           (51)           (12)           5
      Change in reinsurance recoverables                             (116)           (35)           (12)          --
      Change in federal income tax accruals                           (26)            59              8            5
      Realized loss                                                    98             25              1           --
      Stock-based compensation expense                                  1             --             --            1
      Other                                                           (16)           (21)            (4)          (3)
                                                                    -----          -----          -----         ----
         Net cash provided by operating activities                     32             75             36            7
                                                                    -----          -----          -----         ----
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                           (833)          (734)          (349)          (8)
Sales of available-for-sale securities                                162            143             84           12
Maturities of available-for-sale securities                           548            550            212           16
Purchases of other investments                                        (76)           (82)           (11)          --
Sales or maturities of other investments                               37             79             13            4
Cash acquired from merger                                              --             --             12           --
Other                                                                  --             --             (6)          --
                                                                    -----          -----          -----         ----
         Net cash (used in) provided by investing activities         (162)           (44)           (45)          24
                                                                    -----          -----          -----         ----
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits of fixed account values, including the fixed
   portion of variable                                                538            541            395           27
Withdrawals of fixed account values, including the fixed
   portion of variable                                               (406)          (412)          (296)         (65)
Transfers to and from separate accounts, net                          (72)           (74)           (45)          --
Common stock issued for benefit plans and excess tax benefits          (4)            --             --           --
                                                                    -----          -----          -----         ----
         Net cash provided by (used in) financing activities           56             55             54          (38)
                                                                    -----          -----          -----         ----
            Net increase (decrease) in cash and invested cash         (74)            86             45           (7)
            Cash and invested cash at beginning-of-period             129             43             (2)           5
                                                                    -----          -----          -----         ----
               Cash and invested cash at end-of-period              $  55          $ 129          $  43         $ (2)
                                                                    =====          =====          =====         ====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 21.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the financial statements are presented as if on April 3, 2006, LLANY completed the merger with predecessor LLANY, and has included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006, and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of interests. The financial statements for the period from January 1, 2006, through April 2, 2006, exclude the results of operations and financial condition of predecessor LLANY.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the period from January 1, 2006, through April 2, 2006, the period from April 3, 2006 to December 31, 2006 and for the year ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized loss on our Statements of Income.

The detail of the reclassifications (in millions) from what was previously reported in prior period Statements of Income (in millions) was as follows:

                                             FOR THE
                                           YEAR ENDED
                                          DECEMBER, 31
                                              2007
                                          ------------
Realized loss, as previously reported         $(19)
Effect of reclassifications to:
   Insurance fees                                3
   Net investment income                         1
   Interest credited                             1
   Benefits                                    (15)
   Underwriting, acquisition, insurance
      and other expenses                         4
                                              ----
         Realized loss, as adjusted           $(25)
                                              ====

The reclassifications for the period from January 1 through April 2, 2006, and from April 3 through December 31, 2006, were not significant.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolio, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on


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the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Statement of Income.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption


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for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.


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Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2008, and approximately 84% of sales for these products in 2008. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include guaranteed living benefit ("GLB") features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities.


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Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and coinsurance with funds withheld ("CFW") reinsurance arrangements. Realized gain
(loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 8.50%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes


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on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

We adopted the provisions of SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than


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fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 20 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008 and it did not have a material effect on our financial condition or results of operations.

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."

As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective. We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our financial condition or results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS 157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, and must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our financial statements for the year ending December 31, 2009.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, JPLA and predecessor LLANY were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
Total capital contribution                 $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS No. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 20 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2008
                                               ------------------------------------
                                                           GROSS UNREALIZED
                                               AMORTIZED   ----------------   FAIR
                                                 COST       GAINS   LOSSES   VALUE
                                               ---------    -----   ------   ------
   Corporate bonds                               $4,407      $ 76    $526    $3,957
   U.S. Government bonds                             30         7      --        37
   Foreign government bonds                          28         5       1        32
   Mortgage-backed securities:
      Mortgage pass-through securities              168         5       4       169
      Collateralized mortgage obligations           727        23     103       647
      Commercial mortgage-backed securities         281         1      75       207
   State and municipal bonds                         36         1      --        37
   Hybrid and redeemable preferred stocks           101        --      28        73
                                                 ------      ----    ----    ------
       Total fixed maturity securities            5,778       118     737     5,159
   Equity securities                                  3        --       1         2
                                                 ------      ----    ----    ------
            Total available-for-sale securities  $5,781      $118    $738    $5,161
                                                 ======      ====    ====    ======

                                                      AS OF DECEMBER 31, 2007
                                               ------------------------------------
                                                           GROSS UNREALIZED
                                               AMORTIZED   ----------------   FAIR
                                                 COST       GAINS   LOSSES   VALUE
                                               ---------    -----   ------   ------
   Corporate bonds                               $4,481      $ 94    $ 94    $4,481
   U.S. Government bonds                             31         2      --        33
   Foreign government bonds                          46         6      --        52
   Mortgage-backed securities:
      Mortgage pass-through securities               92         1      --        93
      Collateralized mortgage obligations           746         8      22       732
      Commercial mortgage-backed securities         331         6      10       327
   State and municipal bonds                         37         1      --        38
   Hybrid and redeemable preferred stocks             3        --      --         3
                                                 ------      ----    ----    ------
       Total fixed maturity securities            5,767       118     126     5,759
   Equity securities                                  3        --       1         2
                                                 ------      ----    ----    ------
            Total available-for-sale securities  $5,770      $118    $127    $5,761
                                                 ======      ====    ====    ======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                              AS OF DECEMBER 31, 2008
                                                           ----------------------------
                                                            AMORTIZED COST   FAIR VALUE
                                                           ---------------   ---------
Due in one year or less                                         $  214         $  213
Due after one year through five years                            1,199          1,133
Due after five years through ten years                           1,410          1,279
Due after ten years                                              1,779          1,511
                                                                ------         ------
   Subtotal                                                      4,602          4,136
Mortgage-backed securities                                       1,176          1,023
                                                                ------         ------
       Total fixed maturity available-for-sale securities       $5,778         $5,159
                                                                ======         ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                AS OF DECEMBER 31, 2008
                                                            ---------------------------------------------------------------
                                                             LESS THAN OR EQUAL      GREATER THAN
                                                              TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                            -------------------   -------------------   -------------------
                                                                        GROSS                 GROSS                 GROSS
                                                              FAIR   UNREALIZED     FAIR   UNREALIZED     FAIR   UNREALIZED
                                                             VALUE     LOSSES      VALUE     LOSSES      VALUE     LOSSES
                                                            ------   ----------   ------   ----------   ------   ----------
   Corporate bonds                                          $1,809      $229      $  825      $297      $2,634      $ 526
   U.S. Government bonds                                         2        --          --        --           2         --
   Foreign government bonds                                      4         1           2        --           6          1
   Mortgage-backed securities:
      Mortgage pass-through securities                          10         3           2         1          12          4
      Collateralized mortgage obligations                       84        35          93        68         177        103
      Commercial mortgage-backed securities                    126        20          47        55         173         75
   State and municipal bonds                                     5        --           2        --           7         --
   Redeemable preferred stocks                                  35         7          36        21          71         28
                                                            ------      ----      ------      ----      ------      -----
       Total fixed maturity securities                       2,075       295       1,007       442       3,082        737
   Equity securities                                             2         1          --        --           2          1
                                                            ------      ----      ------      ----      ------      -----
            Total available-for-sale securities             $2,077      $296      $1,007      $442      $3,084      $ 738
                                                            ======      ====      ======      ====      ======      =====
   Total number of securities in an unrealized loss position                                                        1,131
                                                                                                                    =====

                                                                                AS OF DECEMBER 31, 2007
                                                            ---------------------------------------------------------------
                                                             LESS THAN OR EQUAL      GREATER THAN
                                                              TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                            -------------------   -------------------   -------------------
                                                                        GROSS                 GROSS                 GROSS
                                                              FAIR   UNREALIZED     FAIR   UNREALIZED     FAIR   UNREALIZED
                                                             VALUE     LOSSES      VALUE     LOSSES      VALUE     LOSSES
                                                            ------   ----------   ------   ----------   ------   ----------
   Corporate bonds                                          $1,109       $51        $698       $43      $1,807      $ 94
   Foreign government bonds                                      2        --          --        --           2        --
   Mortgage-backed securities:
      Mortgage pass-through securities                           8        --          14        --          22        --
      Collateralized mortgage obligations                      266        18         105         4         371        22
      Commercial mortgage-backed securities                     59         6          59         4         118        10
   State and municipal bonds                                     2        --           5        --           7        --
                                                            ------       ---        ----       ---      ------      ----
       Total fixed maturity securities                       1,446        75         881        51       2,327       126
   Equity securities                                             2         1          --        --           2         1
                                                            ------       ---        ----       ---      ------      ----
            Total available-for-sale securities             $1,448       $76        $881       $51      $2,329      $127
                                                            ======       ===        ====       ===      ======      ====
   Total number of securities in an unrealized loss position                                                         738
                                                                                                                    ====

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                  AS OF DECEMBER 31, 2008
                              ------------------------------
                                         GROSS      NUMBER
                               FAIR   UNREALIZED      OF
                              VALUE     LOSSES    SECURITIES
                              -----   ----------  ----------
Less than six months           $ 91      $ 36          37
Six months or greater, but
   less than nine months        126        54          53
Nine months or greater, but
   less than twelve months      153        78          83
Twelve months or greater        539       379         253
                               ----      ----         ---
   Total available-for-sale
      securities               $909      $547         426
                               ====      ====         ===

                                  AS OF DECEMBER 31, 2007
                              ------------------------------
                                         GROSS      NUMBER
                               FAIR   UNREALIZED      OF
                              VALUE     LOSSES    SECURITIES
                              -----   ----------  ----------
Less than six months           $18        $ 6           8
Six months or greater, but
   less than nine months        11          5          12
Nine months or greater, but
   less than twelve months       4          2           5
Twelve months or greater        23         11          16
                               ---        ---         ---
   Total available-for-sale
      securities               $56        $24          41
                               ===        ===         ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $611 million increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to the combination of reduced liquidity in all market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 42% and 28% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        FOR THE         APRIL 3      JANUARY 1
                                                YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                   2008           2007           2006           2006
                                               ------------   ------------   ------------   -----------
NET INVESTMENT INCOME
Fixed maturity available-for-sale securities       $355           $319           $140           $17
Mortgage loans on real estate                        17             16             13             1
Policy loans                                         24             21              8             1
Invested cash                                         3              4              2            --
Other investments                                    --              1              1            --
                                                   ----           ----           ----           ---
   Total investment income                          399            361            164            19
Investment expense                                   (4)            --             (3)           --
                                                   ----           ----           ----           ---
      Net investment income                        $395           $361           $161           $19
                                                   ====           ====           ====           ===

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
Fixed maturity securities available-for-sale:
   Gross gains                                     $   4           $  6            $ 2           $--
   Gross losses                                     (151)           (29)            (2)           --
Gain on other investments                             --             --              1            --
Associated amortization expense (benefit)
   of DAC, VOBA, DSI and DFEL and changes
   in other contract holder funds and funds
   withheld reinsurance liabilities                   51              4             (2)           --
                                                   -----           ----            ---           ---
      Total realized loss on investments           $ (96)          $(19)           $(1)          $--
                                                   =====           ====            ===           ===
Write-downs for other-than-temporary
   impairments included in realized loss
   on investments above                            $(133)          $(27)           $(2)          $--
                                                   =====           ====            ===           ===

See Note 14 for a comprehensive listing of realized gain (loss) reported on our Statements of Income.

INVESTMENT COMMITMENTS

We did not have any investment commitments as of December 31, 2008. As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $653 million or 11% of the invested assets portfolio totaling $5.9 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million and $13 million as of December 31, 2008 and 2007, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain

(loss) on our Statement of Income. As of December 31, 2008 and 2007, we had embedded derivative instruments of $124 million and $12 million, respectively. As of December 31, 2008 and 2007, we had approximately $834 million and $1.1 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $48 million and $43 million, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

The federal income tax expense on continuing operations (in millions) was as follows:

                                                                                 PERIOD FROM   PERIOD FROM
                                                     FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                   YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                      2008           2007            2006          2006
                                                  ------------   ------------   ------------   -----------
Current                                                $13            $27            $(8)          $--
Deferred                                                 1             25             27             2
                                                       ---            ---            ---           ---
      Total federal income tax expense                 $14            $52            $19           $ 2
                                                       ===            ===            ===           ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                                                 PERIOD FROM   PERIOD FROM
                                                     FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                   YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                      2008           2007           2006           2006
                                                  ------------   ------------   ------------   -----------
Tax rate of 35% times pre-tax income                  $18            $54             $21           $ 2
Effect of:
   Separate account dividend received deduction        (3)            (2)             (1)           --
   Other items                                         (1)            --              (1)           --
                                                      ---            ---             ---           ---
      Provision for income taxes                      $14            $52             $19           $ 2
                                                      ===            ===             ===           ===
Effective tax rate                                     28%            34%             31%           35%
                                                      ===            ===             ===           ===

The effective tax rate is a ratio of tax expense over pre-tax income. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                            2008   2007
                                            ----   ----
Current                                      $ 6   $ 32
Deferred                                      17    141
                                             ---   ----
      Total federal income tax liability     $23   $173
                                             ===   ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                            2008   2007
                                            ----   ----
DEFERRED TAX ASSETS:
Insurance and investment contract
   liabilities                              $119   $140
Other investments                             49     12
Compensation and benefit plans                 1      1
Ceding commission asset                        1      2
Net unrealized loss on securities
   available-for-sale                        216      1
Other                                          1      1
                                            ----   ----
      Total deferred tax assets              387    157
                                            ----   ----
DEFERRED TAX LIABILITIES:
Deferred acquisition costs                   154    100
Present value of business in-force           229    174
Other                                         21     24
                                            ----   ----
      Total deferred tax liabilities         404    298
                                            ----   ----
         Net deferred tax liability         $ 17   $141
                                            ====   ====

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of this merger date, the company, with the exception of predecessor LLANY, was part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007 $4 million and $3 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              -------------------
                                                  2008   2007
                                                  ----   ----
Balance at beginning-of-year                       $22    $10
   Increases for prior year tax positions            1      1
   Increases for current year tax positions         --     11
                                                   ---    ---
Balance at end-of-year                             $23    $22
                                                   ===    ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We recognized no interest and penalty expense related to uncertain tax positions during the year ended December 31, 2006. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining tax year ended April 2, 2006.

7. DAC, VOBA AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $15 million, for a reversion to the mean prospective unlocking of DAC, VOBA and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                                                      PERIOD FROM    PERIOD FROM
                                                           FOR THE       FOR THE         APRIL 3      JANUARY 1
                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                            2008           2007          2006            2006
                                                        ------------   ------------   ------------   -----------
Balance at beginning-of-period                              $306           $197           $ 60            $53
   Cumulative effect of adoption of SOP 05-1                  --             (1)            --             --
   Purchase accounting fair value adjustment                  --             --            (60)            --
   Merger acquired value                                      --             --            164             --
   Amounts transferred from LNL                               --             14             --             --
   Deferrals                                                  95            109             66              6
   Amortization, net of interest:
      Prospective unlocking -- assumption changes            (12)            --              1             --
      Prospective unlocking -- model refinements               9             (8)            (1)            --
      Retrospective unlocking                                (10)             9             (1)            --
      Other amortization, net of interest                    (36)           (35)           (22)            (2)
   Adjustment related to realized gains (losses) on
      available-for-sale securities and derivatives           36              3             (2)            --
   Adjustment related to unrealized gains (losses) on
      available-for-sale securities and derivatives           72             18             (8)             3
                                                            ----           ----           ----            ---
         Balance at end-of-period                           $460           $306           $197            $60
                                                            ====           ====           ====            ===

Changes in VOBA (in millions) were as follows:

                                                                                      PERIOD FROM    PERIOD FROM
                                                           FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                            2008           2007           2006           2006
                                                        ------------   ------------   ------------   -----------
Balance at beginning-of-period                              $493            $169          $ 12           $11
   Purchase accounting adjustments                            --              --            54            --
   Merger acquired value                                      --              --           114            --
   Amounts transferred from LNL                               --             352            --            --
   Deferrals                                                   3               4             5            --
   Amortization, net of interest:
      Prospective unlocking -- assumption changes              4               4            --            --
      Retrospective unlocking                                  3               9             1            --
      Other amortization                                     (72)            (70)          (22)           --
   Accretion of interest                                      26              24             7            --
   Adjustment related to realized gains on
      available-for-sale securities and derivatives            7               1            --            --
   Adjustment related to unrealized gains (losses) on
      available-for-sale securities and derivatives          191              --            (2)            1
                                                            ----            ----          ----           ---
         Balance at end-of-period                           $655            $493          $169           $12
                                                            ====            ====          ====           ===

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $ 46
2010           43
2011           33
2012           31
2013           29
Thereafter    282
             ----
   Total     $464
             ====

Changes in DSI (in millions) were as follows:

                                                                                  PERIOD FROM    PERIOD FROM
                                                       FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                     YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                        2008           2007           2006           2006
                                                    ------------   ------------   ------------   -----------
Balance at beginning-of-period                           $14            $11            $ 2           $ 2
   Purchase accounting adjustments                        --             --              6            --
   Deferrals                                               4              4              4            --
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         (2)            --             --            --
      Other amortization, net of interest                 (2)            (1)            (1)           --
                                                         ---            ---            ---           ---
         Balance at end-of-period                        $14            $14            $11           $ 2
                                                         ===            ===            ===           ===

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:

                                                                                  PERIOD FROM    PERIOD FROM
                                                       FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                     YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                        2008           2007           2006           2006
                                                    ------------   ------------   ------------   -----------
Direct insurance premiums and fees                      $ 480         $ 445           $155           $ 11
Reinsurance ceded                                        (134)         (113)           (39)            (1)
                                                        -----         -----           ----           ----
   Total insurance premiums and fees, net               $ 346         $ 332           $116           $ 10
                                                        =====         =====           ====           ====
Direct insurance benefits                               $ 395         $ 354           $125           $ 25
Reinsurance recoveries netted against benefits           (167)         (162)           (82)           (18)
                                                        -----         -----           ----           ----
   Total benefits, net                                  $ 228         $ 192           $ 43           $  7
                                                        =====         =====           ====           ====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 55% to 60% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $6 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                         FOR THE YEAR ENDED DECEMBER 31, 2008
                        --------------------------------------
                        BALANCE AT     PURCHASE
                        BEGINNING-    ACCOUNTING    BALANCE AT
                          OF-YEAR    ADJUSTMENTS   END-OF-YEAR
                        ----------   -----------   -----------
Retirement Solutions:
   Annuities               $ 26          $--           $ 26
Insurance Solutions:
   Life Insurance           136           --            136
                           ----          ---           ----
      Total goodwill       $162          $--           $162
                           ====          ===           ====


                         FOR THE YEAR ENDED DECEMBER 31, 2007
                        --------------------------------------
                        BALANCE AT     PURCHASE
                        BEGINNING-    ACCOUNTING    BALANCE AT
                          OF-YEAR    ADJUSTMENTS   END-OF-YEAR
                        ----------   -----------   -----------
Retirement Solutions:
   Annuities               $ 27          $(1)          $ 26
Insurance Solutions:
   Life Insurance           137           (1)           136
                           ----          ---           ----
      Total goodwill       $164          $(2)          $162
                           ====          ===           ====

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach). For our other reporting units, we used other available information including market data obtained through strategic reviews and other analysis to support our Step 1 conclusions.

All of our reporting units passed the Step 1 analysis. Additionally, while the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                         AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                    2008                    2007
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2008.

10. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See
Note 20 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as GLB, which is reported as a component of realized gain (loss) on our Statements of Income and is discussed in Note 14.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                          $1,265     $1,499
Net amount at risk(1)                           222          3
Average attained age of contract holders   52 years   51 years
MINIMUM RETURN
Average attained age of contract holders   77 years   76 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                          $  731     $1,050
Net amount at risk(1)                           355         11
Average attained age of contract holders   64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                              FOR THE YEARS ENDED
                                  DECEMBER 31,
                              -------------------
                               2008   2007   2006
                               ----   ----   ----
Balance at beginning-of-year   $ 1     $ 1    $--
   Changes in reserves           9      --      1
   Benefits paid                (2)     --     --
                               ---     ---    ---
Balance at end-of-year         $ 8     $ 1    $ 1
                               ===     ===    ===

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008     2007
                                     ------   ------
ASSET TYPE
Domestic equity                      $  670   $1,118
International equity                    276      232
Bonds                                   219      253
Money market                            213      206
                                     ------   ------
   Total                             $1,378   $1,809
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      85%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2008, and approximately 80% of sales for these products in 2008.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2008     2007
                                      ------   ------
Account values and other
   contract holder funds              $4,628   $4,613
Deferred front-end loads                  65       48
Contract holder dividends payable        164      165
Premium deposit funds                     12       13
Undistributed earnings on
   participating business                 (3)      26
                                      ------   ------
Total other contract holder funds     $4,866   $4,865
                                      ======   ======

As of December 31, 2008 and 2007, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $25 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2008, approximately 81% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. As of December 31, 2008 and 2007, we have not accrued for expected assessments.

13. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                     PERIOD FROM   PERIOD FROM
                                                                         FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                       YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                          2008           2007           2006           2006
                                                                      ------------   ------------   ------------   -----------
UNREALIZED GAINS (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                            $  (8)         $ 14           $  3           $ 10
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the year               (758)          (67)            33            (16)
   Change in DAC, VOBA and other contract holder funds                      337            18            (15)             3
   Income tax (expense) benefit                                             156            15             (8)             6
   Less:
      Reclassification adjustment for losses included in net income        (147)          (23)            --             --
      Associated amortization of DAC, VOBA, DSI, DFEL and changes
         in other contract holder funds                                      51             4             (2)            --
      Income tax benefit                                                     34             7              1             --
                                                                          -----          ----           ----           ----
            Balance at end-of-period                                      $(211)         $ (8)          $ 14           $  3
                                                                          =====          ====           ====           ====
UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                            $   1          $ --           $ --           $ --
Other comprehensive income (loss):
   Unrealized holding gains arising during the year                          --             5             --             --
   Change in DAC, VOBA and other contract holder funds                       --            (3)            --             --
   Income tax expense                                                        --            (1)            --             --
                                                                          -----          ----           ----           ----
            Balance at end-of-period                                      $   1          $  1           $ --           $ --
                                                                          =====          ====           ====           ====

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                                                                                     PERIOD FROM   PERIOD FROM
                                                                         FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                       YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                          2008           2007           2006           2006
                                                                      ------------   ------------   ------------   -----------
Total realized loss on investments and certain derivative
   instruments, excluding trading securities(1)                           $(96)          $(19)           $(1)          $--
Loss on certain reinsurance derivative/trading securities(2)                (1)            --             --            --
Guaranteed living benefits:
   Gross                                                                    --            (11)            --            --
   Associated amortization expense of DAC, VOBA, DSI and DFEL               (1)             5             --            --
                                                                          ----           ----            ---           ---
      Total realized loss                                                 $(98)          $(25)           $(1)          $--
                                                                          ====           ====            ===           ===

----------
(1)  See "Realized Loss Related to Investments" section in Note 4 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                              FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                            YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                               2008           2007            2006          2006
                                                           ------------   ------------   ------------   -----------
Commissions                                                    $ 84           $100           $ 67           $ 4
General and administrative expenses                              66             64             38             4
DAC and VOBA deferrals and interest, net of amortization        (10)           (46)           (34)           (4)
Taxes, licenses and fees                                         16             10              6             2
                                                               ----           ----           ----           ---
   Total                                                       $156           $128           $ 77           $ 6
                                                               ====           ====           ====           ===

16. PENSION, HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LLANY, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors incluing years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LLANY. LNL sponsors a number of contributory defined plans for agents only, including those of LLANY. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsors a money purchase plan for LNL agents that was frozen in 2004.

LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                                                        PERIOD FROM   PERIOD FROM
                                                            FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                          YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                             2008           2007           2006           2006
                                                         ------------   ------------   ------------   -----------
Total expenses for the 401(k) and profit sharing plans        $2              $1            $--           $--

DEFERRED COMPENSATION PLANS

LNC sponsors the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP") for certain U.S. employees, including those of LLANY, and deferred compensation plans for certain agents, including those of LLANY.

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the DC SERP. All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Our expense for these plans was not significant for the years ended December 31, 2008, 2007 and 2006.

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNC also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LLANY agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Our expense for these plans was not significant for the years ended December 31, 2008, 2007 and 2006.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2008, 2007 and 2006.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2008   2007
                          ----   ----
Capital and surplus       $795   $833

                                          PERIOD FROM   PERIOD FROM
              FOR THE        FOR THE        APRIL 3      JANUARY 1
            YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
               2008           2007           2006           2006
           ------------   ------------   ------------   -----------
Net loss       $(95)         $(188)         $(26)           $(1)

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves. We also have several accounting practices permitted by our state of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                AS OF DECEMBER 31,
                                ------------------
                                   2008   2007
                                   ----   ----
Calculation of reserves using
   continuous CARVM                $(10)  $(10)

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $40 to $60 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

LLANY is subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2008 or 2007. We expect we could pay dividends of approximately $13 million in 2009 after approval from the Superintendent. However, if current conditions do not improve we believe this dividend capacity will decline.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                             AS OF DECEMBER 31,
                                                         ---------------------------------------------------------
                                                                     2008                         2007
                                                         ---------------------------   ---------------------------
                                                         CARRYING VALUE   FAIR VALUE   CARRYING VALUE   FAIR VALUE
                                                         --------------   ----------   --------------   ----------
ASSETS
Available-for-sale securities:
   Fixed maturities                                          $ 5,159       $ 5,159        $ 5,759        $ 5,759
   Equity                                                          2             2              2              2
Mortgage loans on real estate                                    294           285            260            266
Other investments                                                  2             2              3              3
Cash and invested cash                                            55            55            129            129
Separate account assets                                        1,690         1,690          2,284          2,284
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts            --            --            (46)           (46)
   Embedded derivative instruments -- living benefits
      (liabilities) contra liabilities                          (124)         (124)           (12)           (12)
Other contract holder funds:
   Account value of certain investment contracts              (1,171)       (1,287)        (1,240)        (1,213)
Reinsurance related derivative liabilities                        (1)           (1)            --             --

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                            AS OF DECEMBER 31, 2008
                                               -----------------------------------------------
                                                 QUOTED
                                                 PRICES
                                               IN ACTIVE
                                                MARKETS
                                                  FOR      SIGNIFICANT    SIGNIFICANT
                                               IDENTICAL    OBSERVABLE   UNOBSERVABLE   TOTAL
                                                 ASSETS      INPUTS         INPUTS       FAIR
                                               (LEVEL 1)    (LEVEL 2)     (LEVEL 3)     VALUE
                                               ---------   -----------   ------------   ------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                            $40         $4,832        $ 287       $5,159
      Equity                                        2             --           --            2
Cash and invested cash                             --             55           --           55
Separate account assets                            --          1,690           --        1,690
                                                  ---         ------        -----       ------
         Total assets                             $42         $6,577        $ 287       $6,906
                                                  ===         ======        =====       ======
LIABILITIES
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities                        $--         $   --        $(124)      $ (124)
Reinsurance related derivative assets              --             (1)          --           (1)
                                                  ---         ------        -----       ------
         Total liabilities                        $--         $   (1)       $(124)      $ (125)
                                                  ===         ======        =====       ======

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                               -------------------------------------------------------------------
                                                                                    SALES,      TRANSFERS
                                                            ITEMS                 PURCHASES,      IN OR
                                               BEGINNING   INCLUDED    GAINS      MATURITIES,     OUT OF    ENDING
                                                  FAIR      IN NET    (LOSSES)   SETTLEMENTS,    LEVEL 3,    FAIR
                                                 VALUE      INCOME     IN OCI     CALLS, NET      NET(1)     VALUE
                                               ---------   --------   --------   ------------   ---------   ------
Investments:
   Available-for-sale securities:
      Fixed maturities                            $372      $ (20)      $(51)        $(12)         $(2)      $ 287
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities                         (17)      (100)        --           (7)          --        (124)
                                                  ----      -----       ----         ----          ---       -----
         Total, net                               $355      $(120)      $(51)        $(19)         $(2)      $ 163
                                                  ====      =====       ====         ====          ===       =====

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2008
                                               ----------------------------------------------------------------
                                                                               GAINS
                                                                              (LOSSES)
                                                                                FROM
                                                                  OTHER-        SALES,       UNREALIZED
                                               (AMORTIZATION)     THAN-      MATURITIES,      HOLDING
                                                 ACCRETION,     TEMPORARY    SETTLEMENTS,      GAINS
                                                    NET         IMPAIRMENT     CALLS        (LOSSES)(3)   TOTAL
                                               --------------   ----------   ------------   -----------   -----
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                            $2            $(22)         $--           $  --      $ (20)
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities(2)                        --              --           --            (100)      (100)
                                                    ---            ----          ---           -----      -----
         Total, net                                  $2            $(22)         $--           $(100)     $(120)
                                                    ===            ====          ===           =====      =====

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Statements of Income. All other amounts are included in realized loss on our Statements of Income.

(2)  All amounts are included in realized loss on our Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                                        AS OF DECEMBER 31, 2008
                                                        -----------------------
                                                            FAIR   % OF TOTAL
                                                           VALUE   FAIR VALUE
                                                           -----   ----------
Corporate bonds                                             $114      39.7%
Asset-backed securities                                       19       6.6%
Commercial mortgage-backed securities                         42      14.6%
Collateralized mortgage obligations                           22       7.7%
Municipals                                                    37      12.9%
Government and government agencies                            47      16.4%
Redeemable preferred stock                                     6       2.1%
                                                            ----     -----
   Total fixed maturity available-for-sale securities       $287     100.0%
                                                            ====     =====

                                                        AS OF DECEMBER 31, 2007
                                                        -----------------------
                                                            FAIR   % OF TOTAL
                                                           VALUE   FAIR VALUE
                                                           -----   ----------
Corporate bonds                                             $119      32.0%
Asset-backed securities                                       62      16.7%
Commercial mortgage-backed securities                         60      16.1%
Collateralized mortgage obligations                           42      11.3%
Municipals                                                    38      10.2%
Government and government agencies                            51      13.7%
                                                            ----     -----
   Total fixed maturity available-for-sale securities       $372     100.0%
                                                            ====     =====

21. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net assets.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized gain (loss) on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Losses on early retirement of debt, including subordinated debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                     $  96          $110            $ 64          $12
      Defined Contribution                             52            54              40           --
                                                    -----          ----            ----          ---
         Total Retirement Solutions                   148           164             104           12
                                                    -----          ----            ----          ---
   Insurance Solutions:
      Life Insurance                                  531           481             152           12
      Group Protection                                 39            29              15            4
                                                    -----          ----            ----          ---
         Total Insurance Solutions                    570           510             167           16
                                                    -----          ----            ----          ---
   Other Operations                                    25            19               6            1
Excluded realized gain (loss), pre-tax               (100)          (25)             (1)          --
                                                    -----          ----            ----          ---
            Total revenues                          $ 643          $668            $276          $29
                                                    =====          ====            ====          ===

                                                                              PERIOD FROM    PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                     $  3           $ 19            $13           $ 1
      Defined Contribution                             4              3              2            --
                                                    ----           ----            ---           ---
         Total Retirement Solutions                    7             22             15             1
                                                    ----           ----            ---           ---
   Insurance Solutions:
      Life Insurance                                  75             82             21             2
      Group Protection                                 2              1              2            --
                                                    ----           ----            ---           ---
         Total Insurance Solutions                    77             83             23             2
                                                    ----           ----            ---           ---
   Other Operations                                   17             13              4            --
Excluded realized gain (loss), after-tax             (65)           (16)            --            --
                                                    ----           ----            ---           ---
            Net income                              $ 36           $102            $42           $ 3
                                                    ====           ====            ===           ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                        $ 57           $ 58           $ 45           $12
   Defined Contribution                               48             49             37            --
                                                    ----           ----           ----           ---
      Total Retirement Solutions                     105            107             82            12
                                                    ----           ----           ----           ---
Insurance Solutions:
   Life Insurance                                    262            233             75             6
   Group Protection                                    3              2              1            --
                                                    ----           ----           ----           ---
      Total Insurance Solutions                      265            235             76             6
                                                    ----           ----           ----           ---
Other Operations                                      25             19              3             1
                                                    ----           ----           ----           ---
         Total net investment income                $395           $361           $161           $19
                                                    ====           ====           ====           ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                        $ 31           $12            $ 8            $ 1
   Defined Contribution                                5             5              4             --
                                                    ----           ---            ---            ---
      Total Retirement Solutions                      36            17             12              1
                                                    ----           ---            ---            ---
Insurance Solutions:
   Life Insurance                                     51            49             25              1
   Group Protection                                    1             1             --             --
                                                    ----           ---            ---            ---
      Total Insurance Solutions                       52            50             25              1
                                                    ----           ---            ---            ---
Other Operations                                      --            --             --             --
                                                    ----           ---            ---            ---
         Total amortization of DAC and VOBA,
            net of interest                         $ 88           $67            $37            $ 2
                                                    ====           ===            ===            ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                        $ (3)           $ 7            $ 5           $ 1
   Defined Contribution                                2              1              1            --
                                                    ----            ---            ---           ---
      Total Retirement Solutions                      (1)             8              6             1
                                                    ----            ---            ---           ---
Insurance Solutions:
   Life Insurance                                     40             45             11             1
   Group Protection                                    1              1              1            --
                                                    ----            ---            ---           ---
      Total Insurance Solutions                       41             46             12             1
                                                    ----            ---            ---           ---
Other Operations                                       9              7              1            --
Realized loss                                        (35)            (9)            --            --
                                                    ----            ---            ---           ---
         Total federal income tax expense           $ 14            $52            $19           $ 2
                                                    ====            ===            ===           ===

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2008      2007
                                    ------   -------
ASSETS
Retirement Solutions:
   Annuities                        $2,632   $ 3,059
   Defined Contribution              1,055     1,267
                                    ------   -------
      Total Retirement Solutions     3,687     4,326
                                    ------   -------
Insurance Solutions:
   Life Insurance                    5,671     5,561
   Group Protection                     57         5
                                    ------   -------
      Total Insurance Solutions      5,728     5,566
                                    ------   -------
Other Operations                       266       584
                                    ------   -------
         Total                      $9,681   $10,476
                                    ======   =======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                            2008           2007           2006           2006
                                                                        ------------   ------------   ------------   -----------
Income taxes paid (received)                                                 $40          $    (7)         $11         $    (3)
                                                                             ===          =======          ===         =======
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)        $--          $    (1)         $--         $ 1,482
      Fair value of liabilities assumed                                       --               --           --          (1,249)
                                                                             ---          -------          ---         -------
         Total purchase price                                                $--          $    (1)         $--         $   233
                                                                             ===          =======          ===         =======
   Sale of stockholder's equity:
      Carrying value of assets                                               $--          $    --          $--         $ 1,447
      Carrying value of liabilities                                           --               --           --          (1,236)
                                                                             ---          -------          ---         -------
         Total sale of stockholder's equity                                  $--          $    --          $--         $   211
                                                                             ===          =======          ===         =======
   Reinsurance assumption from LNL:
      Assets contributed                                                     $--          $ 3,488          $--         $    --
      Liabilities contributed                                                 --           (2,784)          --              --
                                                                             ---          -------          ---         -------
         Total capital contribution                                          $--          $   704          $--         $    --
                                                                             ===          =======          ===         =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2008   2007
                                             ----   ----
Assets with affiliates:
   Service agreement receivable(1)           $  1   $(18)
Liabilities with affiliates:
   Reinsurance future contract benefits
      on ceded reinsurance contracts(2)       107     34

                                          FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------
                                                 2008   2007   2006
Revenues with affiliates:                        ----   ----   ----
   Premiums paid on ceded reinsurance
      contracts(3)                               $(15)  $(12)  $(6)
   Fees for management of general
      account(4)                                   (4)    (4)   (1)
Benefits and expenses with affiliates:
   Service agreement payments(5)                   59     54    20

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statement of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

SENIOR PROMISSORY NOTE

As of December 31, 2008 and 2007, we held no securities of LNC or its affiliates. As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%.

         LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

                                                                                                      MORTALITY &
                                                                                                       EXPENSE
                                                                       CONTRACT                       GUARANTEE
                                                                       PURCHASES                       CHARGES
                                                                       DUE FROM                      PAYABLE TO
                                                                    LINCOLN LIFE &                  LINCOLN LIFE &
                                                                       ANNUITY                         ANNUITY
                                                                       COMPANY                         COMPANY
SUBACCOUNT                                            INVESTMENTS    OF NEW YORK     TOTAL ASSETS    OF NEW YORK     NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  907,473        $401         $  907,874          $20        $  907,854
AIM V.I. Core Equity                                    1,453,011         401          1,453,412           31         1,453,381
AIM V.I. Diversified Income                               201,526          --            201,526            4           201,522
AIM V.I. International Growth                             310,997          --            310,997            7           310,990
ABVPSF Global Technology Class A                          229,687         161            229,848            4           229,844
ABVPSF Growth and Income Class A                          467,808         161            467,969            9           467,960
ABVPSF International Value Class A                        205,081          --            205,081            4           205,077
ABVPSF Large Cap Growth Class A                            66,888          --             66,888            1            66,887
ABVPSF Small/Mid Cap Value Class A                        267,570          --            267,570            5           267,565
American Century VP Inflation Protection                  392,649         181            392,830            7           392,823
American Funds Global Growth Class 2                      555,716         493            556,209            9           556,200
American Funds Global Small Capitalization Class 2        767,826         321            768,147           13           768,134
American Funds Growth Class 2                           3,130,768         753          3,131,521           54         3,131,467
American Funds Growth-Income Class 2                    2,467,601         930          2,468,531           42         2,468,489
American Funds International Class 2                    1,625,078         396          1,625,474           29         1,625,445
Delaware VIPT Capital Reserves                             22,356          --             22,356           --            22,356
Delaware VIPT Diversified Income                          495,428          99            495,527            8           495,519
Delaware VIPT Emerging Markets                          1,028,081         206          1,028,287           19         1,028,268
Delaware VIPT High Yield                                  477,563          27            477,590            9           477,581
Delaware VIPT REIT                                        593,610          54            593,664           10           593,654
Delaware VIPT Small Cap Value                             895,253         534            895,787           17           895,770
Delaware VIPT Trend                                       508,776          36            508,812           10           508,802
Delaware VIPT U.S. Growth                                  77,749          --             77,749            1            77,748
Delaware VIPT Value                                       405,925          --            405,925            8           405,917
DWS VIP Equity 500 Index                                1,803,737          --          1,803,737           36         1,803,701
DWS VIP Small Cap Index                                   586,920          --            586,920           11           586,909
Fidelity VIP Asset Manager                                197,557          --            197,557            4           197,553
Fidelity VIP Contrafund Service Class                   1,109,297          81          1,109,378           21         1,109,357
Fidelity VIP Equity-Income                                357,226          --            357,226            8           357,218
Fidelity VIP Equity-Income Service Class                  191,472          --            191,472            4           191,468
Fidelity VIP Growth Service Class                         270,325          --            270,325            5           270,320
Fidelity VIP Growth Opportunities Service Class            49,149          --             49,149            1            49,148
Fidelity VIP High Income Service Class                     55,947          --             55,947            1            55,946
Fidelity VIP Investment Grade Bond                        259,499          --            259,499            6           259,493
Fidelity VIP Mid Cap Service Class                        249,240         333            249,573            4           249,569
Fidelity VIP Overseas Service Class                       138,203          --            138,203            2           138,201
FTVIPT Franklin Income Securities                         185,677         333            186,010            3           186,007
FTVIPT Franklin Small-Mid Cap Growth Securities           240,765          --            240,765            4           240,761
FTVIPT Mutual Shares Securities                           195,888          --            195,888            3           195,885
FTVIPT Templeton Foreign Securities                       213,048          --            213,048            5           213,043
FTVIPT Templeton Foreign Securities Class 2                87,081          --             87,081            2            87,079
FTVIPT Templeton Global Asset Allocation                   44,416          --             44,416            1            44,415
FTVIPT Templeton Global Income Securities                 403,750          --            403,750            7           403,743
FTVIPT Templeton Growth Securities                        233,331          --            233,331            4           233,327
FTVIPT Templeton Growth Securities Class 2                 37,700          --             37,700            1            37,699
Janus Aspen Series Balanced                               221,280         267            221,547            5           221,542
Janus Aspen Series Balanced Service Shares                244,356          --            244,356            5           244,351
Janus Aspen Series Global Technology Service Shares        21,008          --             21,008           --            21,008
Janus Aspen Series Mid Cap Growth Service Shares           93,944          --             93,944            2            93,942
Janus Aspen Series Worldwide Growth                       239,683          --            239,683            5           239,678
Janus Aspen Series Worldwide Growth Service Shares         44,543          --             44,543            1            44,542
Lincoln VIPT Baron Growth Opportunities                    14,427          --             14,427           --            14,427

See accompanying notes.

                                                                                                        MORTALITY &
                                                                                                          EXPENSE
                                                                         CONTRACT                        GUARANTEE
                                                                         PURCHASES                        CHARGES
                                                                         DUE FROM                       PAYABLE TO
                                                                      LINCOLN LIFE &                  LINCOLN LIFE &
                                                                          ANNUITY                         ANNUITY
                                                                          COMPANY                         COMPANY
SUBACCOUNT                                              INVESTMENTS     OF NEW YORK    TOTAL ASSETS     OF NEW YORK    NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Baron Growth Opportunities Service Class    $  135,510       $    --       $  135,510         $  3        $  135,507
Lincoln VIPT Cohen & Steers Global Real Estate               71,502           333           71,835            1            71,834
Lincoln VIPT Columbia Value Opportunities                    43,021            --           43,021            1            43,020
Lincoln VIPT Delaware Bond                                1,831,121           321        1,831,442           36         1,831,406
Lincoln VIPT Delaware Growth and Income                      50,921            --           50,921            1            50,920
Lincoln VIPT Delaware Social Awareness                       51,934            --           51,934            1            51,933
Lincoln VIPT Delaware Special Opportunities                   2,009            --            2,009           --             2,009
Lincoln VIPT FI Equity-Income                                89,451            --           89,451            2            89,449
Lincoln VIPT Janus Capital Appreciation                      42,661            --           42,661            1            42,660
Lincoln VIPT Marsico International Growth                    79,526            --           79,526            1            79,525
Lincoln VIPT MFS Value                                       54,816            --           54,816            1            54,815
Lincoln VIPT Mid-Cap Value                                   23,161            --           23,161           --            23,161
Lincoln VIPT Mondrian International Value                   380,273            63          380,336            6           380,330
Lincoln VIPT Money Market                                 6,109,471        10,178        6,119,649          123         6,119,526
Lincoln VIPT SSgA Bond Index                                  5,538            --            5,538           --             5,538
Lincoln VIPT SSgA Emerging Markets 100                        5,462            --            5,462           --             5,462
Lincoln VIPT SSgA International Index                           295            --              295           --               295
Lincoln VIPT SSgA S&P 500 Index                             150,393            --          150,393            3           150,390
Lincoln VIPT SSgA Small-Cap Index                            73,764           333           74,097            1            74,096
Lincoln VIPT SSgA Small-Mid Cap 200                              95            --               95           --                95
Lincoln VIPT T. Rowe Price Growth Stock                      54,105            --           54,105            1            54,104
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth         89,805           161           89,966            1            89,965
Lincoln VIPT Templeton Growth                                35,220            --           35,220            1            35,219
Lincoln VIPT Turner Mid-Cap Growth                           19,053            --           19,053           --            19,053
Lincoln VIPT UBS Global Asset Allocation                    174,142           161          174,303            3           174,300
Lincoln VIPT Wilshire 2020 Profile                           93,337            --           93,337            1            93,336
Lincoln VIPT Wilshire 2030 Profile                          184,835           153          184,988            3           184,985
Lincoln VIPT Wilshire 2040 Profile                          156,027            --          156,027            3           156,024
Lincoln VIPT Wilshire Aggressive Profile                    360,476            --          360,476            5           360,471
Lincoln VIPT Wilshire Conservative Profile                    5,016            --            5,016           --             5,016
Lincoln VIPT Wilshire Moderate Profile                      674,975            --          674,975           11           674,964
Lincoln VIPT Wilshire Moderately Aggressive Profile       1,218,048            --        1,218,048           19         1,218,029
M Fund Brandes International Equity                           1,431            --            1,431           --             1,431
MFS VIT Core Equity                                          11,466            --           11,466           --            11,466
MFS VIT Growth                                              395,514            --          395,514            8           395,506
MFS VIT Total Return                                        936,542           932          937,474           18           937,456
MFS VIT Utilities                                           929,526            --          929,526           18           929,508
NB AMT Mid-Cap Growth                                       852,509            --          852,509           17           852,492
NB AMT Partners                                              88,362            --           88,362            2            88,360
NB AMT Regency                                              205,271            36          205,307            3           205,304
Premier VIT OPCAP Managed                                    38,468            --           38,468            1            38,467
Putnam VT Growth & Income Class IB                           20,113            --           20,113           --            20,113
Putnam VT Health Sciences Class IB                           47,395            --           47,395            1            47,394

See accompanying notes.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

                                                   DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                       $    --       $ (9,805)         $(9,805)
AIM V.I. Core Equity                                 41,199        (14,453)          26,746
AIM V.I. Diversified Income                          21,380         (1,882)          19,498
AIM V.I. International Growth                         2,384         (3,292)            (908)
ABVPSF Global Technology Class A                         --         (1,499)          (1,499)
ABVPSF Growth and Income Class A                     13,040         (4,133)           8,907
ABVPSF International Value Class A                    2,468         (1,459)           1,009
ABVPSF Large Cap Growth Class A                          --           (677)            (677)
ABVPSF Small/Mid Cap Value Class A                    2,344         (2,277)              67
American Century VP Inflation Protection             25,027         (3,075)          21,952
American Funds Global Growth Class 2                 13,526         (3,566)           9,960
American Funds Global Small Capitalization
   Class 2                                               --         (6,915)          (6,915)
American Funds Growth Class 2                        37,148        (27,407)           9,741
American Funds Growth-Income Class 2                 58,818        (21,214)          37,604
American Funds International Class 2                 44,355        (12,903)          31,452
Delaware VIPT Capital Reserves                        1,011           (160)             851
Delaware VIPT Diversified Income                     22,138         (3,154)          18,984
Delaware VIPT Emerging Markets                       23,388        (10,405)          12,983
Delaware VIPT High Yield                             53,996         (4,343)          49,653
Delaware VIPT REIT                                   19,298         (5,291)          14,007
Delaware VIPT Small Cap Value                         9,752         (8,745)           1,007
Delaware VIPT Trend                                      --         (5,360)          (5,360)
Delaware VIPT U.S. Growth                                43           (630)            (587)
Delaware VIPT Value                                  13,803         (3,356)          10,447
DWS VIP Equity 500 Index                             57,932        (17,567)          40,365
DWS VIP Small Cap Index                              12,590         (5,561)           7,029
Fidelity VIP Asset Manager                            6,792         (2,072)           4,720
Fidelity VIP Contrafund Service Class                14,201        (10,659)           3,542
Fidelity VIP Equity-Income                           13,223         (4,037)           9,186
Fidelity VIP Equity-Income Service Class              6,779         (2,239)           4,540
Fidelity VIP Growth Service Class                     2,986         (3,303)            (317)
Fidelity VIP Growth Opportunities Service Class         297           (467)            (170)
Fidelity VIP High Income Service Class                6,228           (564)           5,664
Fidelity VIP Investment Grade Bond                   11,377         (2,186)           9,191
Fidelity VIP Mid Cap Service Class                    1,078         (1,629)            (551)
Fidelity VIP Overseas Service Class                   5,170         (1,070)           4,100
FTVIPT Franklin Income Securities                     8,300         (1,096)           7,204
FTVIPT Franklin Small-Mid Cap Growth Securities          --         (2,136)          (2,136)
FTVIPT Mutual Shares Securities                       8,144         (1,295)           6,849
FTVIPT Templeton Foreign Securities                   8,037         (2,414)           5,623
FTVIPT Templeton Foreign Securities Class 2           2,777           (869)           1,908
FTVIPT Templeton Global Asset Allocation              5,661           (421)           5,240
FTVIPT Templeton Global Income Securities            13,633         (2,232)          11,401
FTVIPT Templeton Growth Securities                    6,339         (2,080)           4,259
FTVIPT Templeton Growth Securities Class 2              993           (421)             572
Janus Aspen Series Balanced                           7,105         (2,032)           5,073
Janus Aspen Series Balanced Service Shares            6,742         (2,188)           4,554
Janus Aspen Series Global Technology Service
   Shares                                                23           (209)            (186)
Janus Aspen Series Mid Cap Growth Service Shares         92         (1,099)          (1,007)
Janus Aspen Series Worldwide Growth                   4,001         (2,481)           1,520
Janus Aspen Series Worldwide Growth Service
   Shares                                               669           (546)             123
Lincoln VIPT Baron Growth Opportunities                  --           (100)            (100)
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                 --         (1,273)          (1,273)
Lincoln VIPT Cohen & Steers Global Real Estate          763           (271)             492
Lincoln VIPT Columbia Value Opportunities               239           (167)              72
Lincoln VIPT Delaware Bond                           96,343        (15,150)          81,193
Lincoln VIPT Delaware Growth and Income                 833           (258)             575

See accompanying notes.

                                                                    DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                      FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                   NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                    GAIN (LOSS)      GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                        ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                        $ (7,362)      $     --        $ (7,362)     $  (641,882)      $ (659,049)
AIM V.I. Core Equity                                   (2,732)            --          (2,732)        (664,729)        (640,715)
AIM V.I. Diversified Income                            (4,851)            --          (4,851)         (55,185)         (40,538)
AIM V.I. International Growth                           3,478          5,764           9,242         (222,286)        (213,952)
ABVPSF Global Technology Class A                        2,149             --           2,149         (159,553)        (158,903)
ABVPSF Growth and Income Class A                      (14,235)       111,015          96,780         (411,733)        (306,046)
ABVPSF International Value Class A                    (10,513)        13,610           3,097         (170,378)        (166,272)
ABVPSF Large Cap Growth Class A                         8,027             --           8,027          (52,116)         (44,766)
ABVPSF Small/Mid Cap Value Class A                     (3,979)        33,326          29,347         (163,889)        (134,475)
American Century VP Inflation Protection               (1,451)            --          (1,451)         (30,589)         (10,088)
American Funds Global Growth Class 2                   (1,903)        49,758          47,855         (363,300)        (305,485)
American Funds Global Small Capitalization
   Class 2                                                881        154,603         155,484         (936,083)        (787,514)
American Funds Growth Class 2                           8,879        472,337         481,216       (2,783,174)      (2,292,217)
American Funds Growth-Income Class 2                  (63,761)       221,853         158,092       (1,725,660)      (1,529,964)
American Funds International Class 2                  (11,411)       258,368         246,957       (1,338,187)      (1,059,778)
Delaware VIPT Capital Reserves                            (36)            --             (36)          (1,057)            (242)
Delaware VIPT Diversified Income                       (3,543)         7,598           4,055          (52,048)         (29,009)
Delaware VIPT Emerging Markets                         (8,400)       237,966         229,566       (1,262,618)      (1,020,069)
Delaware VIPT High Yield                              (17,231)            --         (17,231)        (194,953)        (162,531)
Delaware VIPT REIT                                    (66,042)       299,900         233,858         (540,749)        (292,884)
Delaware VIPT Small Cap Value                         (31,679)        85,437          53,758         (449,991)        (395,226)
Delaware VIPT Trend                                   (20,399)       149,522         129,123         (560,505)        (436,742)
Delaware VIPT U.S. Growth                                  72          2,810           2,882          (56,695)         (54,400)
Delaware VIPT Value                                   (12,690)        39,629          26,939         (231,753)        (194,367)
DWS VIP Equity 500 Index                               (1,217)            --          (1,217)      (1,108,190)      (1,069,042)
DWS VIP Small Cap Index                               (13,147)        80,053          66,906         (382,043)        (308,108)
Fidelity VIP Asset Manager                             (1,605)        26,594          24,989         (112,966)         (83,257)
Fidelity VIP Contrafund Service Class                 (32,462)        42,527          10,065         (804,513)        (790,906)
Fidelity VIP Equity-Income                            (17,670)           511         (17,159)        (260,851)        (268,824)
Fidelity VIP Equity-Income Service Class               (4,763)           329          (4,434)        (147,643)        (147,537)
Fidelity VIP Growth Service Class                      (5,435)            --          (5,435)        (259,118)        (264,870)
Fidelity VIP Growth Opportunities Service Class         1,044             --           1,044          (46,209)         (45,335)
Fidelity VIP High Income Service Class                 (2,452)            --          (2,452)         (23,098)         (19,886)
Fidelity VIP Investment Grade Bond                     (1,303)           221          (1,082)         (19,207)         (11,098)
Fidelity VIP Mid Cap Service Class                     (1,991)        37,683          35,692         (172,916)        (137,775)
Fidelity VIP Overseas Service Class                     3,564         22,476          26,040         (122,355)         (92,215)
FTVIPT Franklin Income Securities                      (2,483)         3,325             842          (73,945)         (65,899)
FTVIPT Franklin Small-Mid Cap Growth Securities         1,199         38,695          39,894         (204,750)        (166,992)
FTVIPT Mutual Shares Securities                        (5,356)        10,488           5,132         (111,983)        (100,002)
FTVIPT Templeton Foreign Securities                    (5,344)        29,082          23,738         (180,232)        (150,871)
FTVIPT Templeton Foreign Securities Class 2               989         11,367          12,356          (71,476)         (57,212)
FTVIPT Templeton Global Asset Allocation               (2,352)         6,886           4,534          (24,767)         (14,993)
FTVIPT Templeton Global Income Securities               7,664             --           7,664            3,387           22,452
FTVIPT Templeton Growth Securities                     (5,141)        21,072          15,931         (179,393)        (159,203)
FTVIPT Templeton Growth Securities Class 2             (2,053)         3,914           1,861          (31,762)         (29,329)
Janus Aspen Series Balanced                             9,777         19,150          28,927          (81,250)         (47,250)
Janus Aspen Series Balanced Service Shares              2,344         19,042          21,386          (75,554)         (49,614)
Janus Aspen Series Global Technology Service
   Shares                                                 449             --             449          (15,416)         (15,153)
Janus Aspen Series Mid Cap Growth Service Shares        1,759          8,166           9,925          (81,380)         (72,462)
Janus Aspen Series Worldwide Growth                     3,731             --           3,731         (188,936)        (183,685)
Janus Aspen Series Worldwide Growth Service
   Shares                                              (1,744)            --          (1,744)         (35,965)         (37,586)
Lincoln VIPT Baron Growth Opportunities                  (297)           975             678           (9,030)          (8,452)
Lincoln VIPT Baron Growth Opportunities Service
   Class                                                 (469)         9,503           9,034          (90,170)         (82,409)
Lincoln VIPT Cohen & Steers Global Real Estate         (4,245)            --          (4,245)         (27,725)         (31,478)
Lincoln VIPT Columbia Value Opportunities              (6,862)        14,294           7,432          (21,862)         (14,358)
Lincoln VIPT Delaware Bond                            (21,345)           755         (20,590)        (137,095)         (76,492)
Lincoln VIPT Delaware Growth and Income                (5,245)         4,558            (687)         (18,354)         (18,466)

                                                   DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Social Awareness             $    643       $   (513)         $    130
Lincoln VIPT Delaware Special Opportunities              32             (6)               26
Lincoln VIPT FI Equity-Income                         1,936           (823)            1,113
Lincoln VIPT Janus Capital Appreciation                 420           (374)               46
Lincoln VIPT Marsico International Growth             1,316           (341)              975
Lincoln VIPT MFS Value                                  743           (280)              463
Lincoln VIPT Mid-Cap Value                              109           (146)              (37)
Lincoln VIPT Mondrian International Value            25,427         (2,999)           22,428
Lincoln VIPT Money Market                           117,136        (39,881)           77,255
Lincoln VIPT SSgA Bond Index                             37             (6)               31
Lincoln VIPT SSgA Emerging Markets 100                   47             (5)               42
Lincoln VIPT SSgA International Index                     1             --                 1
Lincoln VIPT SSgA S&P 500 Index                       5,937         (1,205)            4,732
Lincoln VIPT SSgA Small-Cap Index                       909           (460)              449
Lincoln VIPT SSgA Small-Mid Cap 200                       1             --                 1
Lincoln VIPT T. Rowe Price Growth Stock                 193           (332)             (139)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                                --           (698)             (698)
Lincoln VIPT Templeton Growth                           963           (257)              706
Lincoln VIPT Turner Mid-Cap Growth                       --           (196)             (196)
Lincoln VIPT UBS Global Asset Allocation             15,377         (1,441)           13,936
Lincoln VIPT Wilshire 2020 Profile                    1,375           (238)            1,137
Lincoln VIPT Wilshire 2030 Profile                    1,349           (438)              911
Lincoln VIPT Wilshire 2040 Profile                      250           (189)               61
Lincoln VIPT Wilshire Aggressive Profile              2,500         (1,641)              859
Lincoln VIPT Wilshire Conservative Profile              855           (268)              587
Lincoln VIPT Wilshire Moderate Profile               14,854         (3,931)           10,923
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                           15,966         (8,314)            7,652
M Fund Brandes International Equity                      67             (7)               60
MFS VIT Core Equity                                     152           (140)               12
MFS VIT Growth                                        1,329         (4,415)           (3,086)
MFS VIT Total Return                                 33,484         (7,800)           25,684
MFS VIT Utilities                                    18,062         (9,002)            9,060
NB AMT Mid-Cap Growth                                    --         (8,968)           (8,968)
NB AMT Partners                                         784         (1,117)             (333)
NB AMT Regency                                        3,565         (1,825)            1,740
Premier VIT OPCAP Global Equity                       2,113            (53)            2,060
Premier VIT OPCAP Managed                             1,420           (362)            1,058
Putnam VT Growth & Income Class IB                      592           (226)              366
Putnam VT Health Sciences Class IB                       --           (447)             (447)

See accompanying notes.

                                                                    DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                      FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                   NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                   GAIN (LOSS)       GAIN ON     GAIN (LOSS)     DEPRECIATION       RESULTING
SUBACCOUNT                                        ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Social Awareness               $   (388)      $  4,014       $   3,626       $ (30,965)       $ (27,209)
Lincoln VIPT Delaware Special Opportunities               (66)            74               8            (267)            (233)
Lincoln VIPT FI Equity-Income                          (9,509)         8,805            (704)        (51,121)         (50,712)
Lincoln VIPT Janus Capital Appreciation                   (28)            --             (28)        (26,180)         (26,162)
Lincoln VIPT Marsico International Growth              (1,293)         7,840           6,547         (57,332)         (49,810)
Lincoln VIPT MFS Value                                 (1,047)         1,275             228         (19,272)         (18,581)
Lincoln VIPT Mid-Cap Value                             (4,434)           978          (3,456)         (7,123)         (10,616)
Lincoln VIPT Mondrian International Value             (15,687)        32,795          17,108        (259,730)        (220,194)
Lincoln VIPT Money Market                                  (1)            24              23               5           77,283
Lincoln VIPT SSgA Bond Index                               30             --              30             294              355
Lincoln VIPT SSgA Emerging Markets 100                    (33)            --             (33)           (234)            (225)
Lincoln VIPT SSgA International Index                      --             --              --              25               26
Lincoln VIPT SSgA S&P 500 Index                       (23,893)            --         (23,893)        (44,809)         (63,970)
Lincoln VIPT SSgA Small-Cap Index                      (6,103)         6,425             322         (28,272)         (27,501)
Lincoln VIPT SSgA Small-Mid Cap 200                        (3)            --              (3)            (33)             (35)
Lincoln VIPT T. Rowe Price Growth Stock                (5,480)            --          (5,480)        (19,660)         (25,279)
Lincoln VIPT T. Rowe Price Structured Mid-Cap
   Growth                                               1,891             --           1,891         (59,310)         (58,117)
Lincoln VIPT Templeton Growth                          (1,582)         1,785             203         (20,684)         (19,775)
Lincoln VIPT Turner Mid-Cap Growth                     (6,139)         2,392          (3,747)        (11,308)         (15,251)
Lincoln VIPT UBS Global Asset Allocation              (15,177)        21,818           6,641        (108,409)         (87,832)
Lincoln VIPT Wilshire 2020 Profile                       (471)            70            (401)        (18,097)         (17,361)
Lincoln VIPT Wilshire 2030 Profile                     (1,338)           105          (1,233)        (36,531)         (36,853)
Lincoln VIPT Wilshire 2040 Profile                       (374)            45            (329)        (14,277)         (14,545)
Lincoln VIPT Wilshire Aggressive Profile              (15,893)         9,665          (6,228)       (174,390)        (179,759)
Lincoln VIPT Wilshire Conservative Profile             (5,601)           507          (5,094)         (5,258)          (9,765)
Lincoln VIPT Wilshire Moderate Profile                 (5,648)        15,733          10,085        (233,397)        (212,389)
Lincoln VIPT Wilshire Moderately Aggressive
   Profile                                            (38,561)        27,223         (11,338)       (581,039)        (584,725)
M Fund Brandes International Equity                       (12)           153             141            (903)            (702)
MFS VIT Core Equity                                       536             --             536          (9,011)          (8,463)
MFS VIT Growth                                         18,442             --          18,442        (253,477)        (238,121)
MFS VIT Total Return                                  (37,994)        66,321          28,327        (348,961)        (294,950)
MFS VIT Utilities                                      (7,665)       186,973         179,308        (755,013)        (566,645)
NB AMT Mid-Cap Growth                                  10,577             --          10,577        (673,435)        (671,826)
NB AMT Partners                                          (112)        24,727          24,615        (121,664)         (97,382)
NB AMT Regency                                         (7,086)           659          (6,427)       (150,812)        (155,499)
Premier VIT OPCAP Global Equity                       (37,856)        30,481          (7,375)         (2,094)          (7,409)
Premier VIT OPCAP Managed                              (1,335)         3,968           2,633         (19,316)         (15,625)
Putnam VT Growth & Income Class IB                       (453)         5,089           4,636         (18,269)         (13,267)
Putnam VT Health Sciences Class IB                      2,368            477           2,845         (12,484)         (10,086)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                    AIM V.I.                   AIM V.I.     AIM V.I.
                                                     CAPITAL      AIM V.I.   DIVERSIFIED  INTERNATIONAL
                                                  APPRECIATION  CORE EQUITY     INCOME       GROWTH
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  -----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $1,368,085    $1,906,688    $270,478     $ 456,452
Changes From Operations:
   - Net investment income (loss)                     (11,933)        6,937      17,050        (1,826)
   - Net realized gain (loss) on investments           12,753        24,141      (1,455)        9,624
   - Net change in unrealized appreciation or
     depreciation on investments                      155,862       109,417     (13,087)       56,849
                                                   ----------    ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    156,682       140,495       2,508        64,647
Change From Unit Transactions:
   - Contract purchases                               185,461       244,917       6,980        16,450
   - Contract withdrawals                            (149,781)     (203,537)    (22,668)      (15,109)
   - Contract transfers                                (2,862)      (24,989)      1,589         1,128
                                                   ----------    ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              32,818        16,391     (14,099)        2,469
                                                   ----------    ----------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               189,500       156,886     (11,591)       67,116
                                                   ----------    ----------    --------     ---------
NET ASSETS AT DECEMBER 31, 2007                     1,557,585     2,063,574     258,887       523,568
Changes From Operations:
   - Net investment income (loss)                      (9,805)       26,746      19,498          (908)
   - Net realized gain (loss) on investments           (7,362)       (2,732)     (4,851)        9,242
   - Net change in unrealized appreciation or
     depreciation on investments                     (641,882)     (664,729)    (55,185)     (222,286)
                                                   ----------    ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (659,049)     (640,715)    (40,538)     (213,952)
Change From Unit Transactions:
   - Contract purchases                               168,916       209,556       6,288        12,934
   - Contract withdrawals                            (169,834)     (158,899)    (21,536)      (13,200)
   - Contract transfers                                10,236       (20,135)     (1,579)        1,640
                                                   ----------    ----------    --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               9,318        30,522     (16,827)        1,374
                                                   ----------    ----------    --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (649,731)     (610,193)    (57,365)     (212,578)
                                                   ----------    ----------    --------     ---------
NET ASSETS AT DECEMBER 31, 2008                    $  907,854    $1,453,381    $201,522     $ 310,990
                                                   ==========    ==========    ========     =========

See accompanying notes.

                                                    ABVPSF      ABVPSF       ABVPSF        ABVPSF        ABVPSF
                                                    GLOBAL    GROWTH AND  INTERNATIONAL   LARGE CAP  SMALL/MID CAP
                                                  TECHNOLOGY    INCOME        VALUE        GROWTH        VALUE
                                                   CLASS A     CLASS A       CLASS A       CLASS A      CLASS A
                                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $  69,184   $ 511,844    $  65,698     $108,817     $ 342,002
Changes From Operations:
   - Net investment income (loss)                       (974)      4,699          376       (1,009)          616
   - Net realized gain (loss) on investments           4,516      37,648        6,427        3,932        27,924
   - Net change in unrealized appreciation or
     depreciation on investments                      25,390     (13,810)      (1,802)      12,642       (27,362)
                                                   ---------   ---------    ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    28,932      28,537        5,001       15,565         1,178
Change From Unit Transactions:
   - Contract purchases                               27,698      75,349       38,487       18,618        53,087
   - Contract withdrawals                             (8,471)    (32,506)     (17,037)     (10,388)      (21,652)
   - Contract transfers                               82,115      98,071      161,880        5,152        24,849
                                                   ---------   ---------    ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            101,342     140,914      183,330       13,382        56,284
                                                   ---------   ---------    ---------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              130,274     169,451      188,331       28,947        57,462
                                                   ---------   ---------    ---------     --------     ---------
NET ASSETS AT DECEMBER 31, 2007                      199,458     681,295      254,029      137,764       399,464
Changes From Operations:
   - Net investment income (loss)                     (1,499)      8,907        1,009         (677)           67
   - Net realized gain (loss) on investments           2,149      96,780        3,097        8,027        29,347
   - Net change in unrealized appreciation or
     depreciation on investments                    (159,553)   (411,733)    (170,378)     (52,116)     (163,889)
                                                   ---------   ---------    ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (158,903)   (306,046)    (166,272)     (44,766)     (134,475)
Change From Unit Transactions:
   - Contract purchases                               93,416     131,281       77,775       15,776        61,619
   - Contract withdrawals                            (17,754)    (36,546)     (41,676)     (27,962)      (72,031)
   - Contract transfers                              113,627      (2,024)      81,221      (13,925)       12,988
                                                   ---------   ---------    ---------     --------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            189,289      92,711      117,320      (26,111)        2,576
                                                   ---------   ---------    ---------     --------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               30,386    (213,335)     (48,952)     (70,877)     (131,899)
                                                   ---------   ---------    ---------     --------     ---------
NET ASSETS AT DECEMBER 31, 2008                    $ 229,844   $ 467,960    $ 205,077     $ 66,887     $ 267,565
                                                   =========   =========    =========     ========     =========

                                                                                  AMERICAN
                                                    AMERICAN       AMERICAN         FUNDS        AMERICAN
                                                    CENTURY         FUNDS       GLOBAL SMALL       FUNDS
                                                  VP INFLATION  GLOBAL GROWTH  CAPITALIZATION     GROWTH
                                                   PROTECTION      CLASS 2         CLASS 2        CLASS 2
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  --------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 368,935     $ 253,889      $  873,496    $ 3,341,576
Changes From Operations:
   - Net investment income (loss)                      18,677        10,552          25,175          7,799
   - Net realized gain (loss) on investments              408        21,296         125,949        358,514
   - Net change in unrealized appreciation or
     depreciation on investments                       22,032        14,932          30,609         39,862
                                                    ---------     ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     41,117        46,780         181,733        406,175
Change From Unit Transactions:
   - Contract purchases                                58,622        76,546         106,754        526,179
   - Contract withdrawals                             (26,746)      (23,858)        (47,553)      (249,696)
   - Contract transfers                                59,613       256,230         152,632        810,184
                                                    ---------     ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              91,489       308,918         211,833      1,086,667
                                                    ---------     ---------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               132,606       355,698         393,566      1,492,842
                                                    ---------     ---------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2007                       501,541       609,587       1,267,062      4,834,418
Changes From Operations:
   - Net investment income (loss)                      21,952         9,960          (6,915)         9,741
   - Net realized gain (loss) on investments           (1,451)       47,855         155,484        481,216
   - Net change in unrealized appreciation or
     depreciation on investments                      (30,589)     (363,300)       (936,083)    (2,783,174)
                                                    ---------     ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (10,088)     (305,485)       (787,514)    (2,292,217)
Change From Unit Transactions:
   - Contract purchases                                69,961       179,068         214,332        648,292
   - Contract withdrawals                             (50,127)      (43,115)        (61,074)      (438,958)
   - Contract transfers                              (118,464)      116,145         135,328        379,932
                                                    ---------     ---------      ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (98,630)      252,098         288,586        589,266
                                                    ---------     ---------      ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (108,718)      (53,387)       (498,928)    (1,702,951)
                                                    ---------     ---------      ----------    -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 392,823     $ 556,200      $  768,134    $ 3,131,467
                                                    =========     =========      ==========    ===========

                                                    AMERICAN        AMERICAN     DELAWARE    DELAWARE
                                                      FUNDS          FUNDS         VIPT        VIPT
                                                  GROWTH-INCOME  INTERNATIONAL   CAPITAL    DIVERSIFIED
                                                     CLASS 2        CLASS 2      RESERVES     INCOME
                                                   SUBACCOUNT      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  -----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 2,808,901    $ 1,456,693    $21,027     $ 340,024
Changes From Operations:
   - Net investment income (loss)                       36,295         18,491        812        11,171
   - Net realized gain (loss) on investments           148,628        140,832         10         3,326
   - Net change in unrealized appreciation or
     depreciation on investments                       (69,164)       165,532        (82)       16,605
                                                   -----------    -----------    -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     115,759        324,855        740        31,102
Change From Unit Transactions:
   - Contract purchases                                337,391        239,737      1,086        95,507
   - Contract withdrawals                             (175,099)      (117,375)      (512)      (38,911)
   - Contract transfers                                856,924        355,824     (1,882)      134,359
                                                   -----------    -----------    -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,019,216        478,186     (1,308)      190,955
                                                   -----------    -----------    -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,134,975        803,041       (568)      222,057
                                                   -----------    -----------    -------     ---------
NET ASSETS AT DECEMBER 31, 2007                      3,943,876      2,259,734     20,459       562,081
Changes From Operations:
   - Net investment income (loss)                       37,604         31,452        851        18,984
   - Net realized gain (loss) on investments           158,092        246,957        (36)        4,055
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,725,660)    (1,338,187)    (1,057)      (52,048)
                                                   -----------    -----------    -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,529,964)    (1,059,778)      (242)      (29,009)
Change From Unit Transactions:
   - Contract purchases                                319,471        298,901        601       118,795
   - Contract withdrawals                             (316,602)      (196,884)      (722)      (55,021)
   - Contract transfers                                 51,708        323,472      2,260      (101,327)
                                                   -----------    -----------    -------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               54,577        425,489      2,139       (37,553)
                                                   -----------    -----------    -------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (1,475,387)      (634,289)     1,897       (66,562)
                                                   -----------    -----------    -------     ---------
NET ASSETS AT DECEMBER 31, 2008                    $ 2,468,489    $ 1,625,445    $22,356     $ 495,519
                                                   ===========    ===========    =======     =========

See accompanying notes.

                                                    DELAWARE                             DELAWARE
                                                      VIPT      DELAWARE    DELAWARE       VIPT      DELAWARE
                                                    EMERGING      VIPT        VIPT      SMALL CAP     VIPT
                                                    MARKETS    HIGH YIELD     REIT        VALUE       TREND
                                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  --------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 1,200,329  $ 581,179   $ 874,621   $1,428,174   $ 733,428
Changes From Operations:
   - Net investment income (loss)                      12,115     36,586       5,598       (3,458)     (6,301)
   - Net realized gain (loss) on investments          172,978      4,344     189,016      160,346      28,933
   - Net change in unrealized appreciation or
     depreciation on investments                      282,853    (30,049)   (345,093)    (262,647)     58,816
                                                  -----------  ---------   ---------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    467,946     10,881    (150,479)    (105,759)     81,448
Change From Unit Transactions:
   - Contract purchases                                89,274    113,257     144,412      143,108     100,989
   - Contract withdrawals                             (39,399)   (49,974)    (79,854)    (170,319)    (67,204)
   - Contract transfers                                60,125     61,145     102,307       90,273      82,857
                                                  -----------  ---------   ---------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             110,000    124,428     166,865       63,062     116,642
                                                  -----------  ---------   ---------   ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               577,946    135,309      16,386      (42,697)    198,090
                                                  -----------  ---------   ---------   ----------   ---------
NET ASSETS AT DECEMBER 31, 2007                     1,778,275    716,488     891,007    1,385,477     931,518
Changes From Operations:
   - Net investment income (loss)                      12,983     49,653      14,007        1,007      (5,360)
   - Net realized gain (loss) on investments          229,566    (17,231)    233,858       53,758     129,123
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,262,618)  (194,953)   (540,749)    (449,991)   (560,505)
                                                  -----------  ---------   ---------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (1,020,069)  (162,531)   (292,884)    (395,226)   (436,742)
Change From Unit Transactions:
   - Contract purchases                               155,528     98,158     163,227      136,663      70,005
   - Contract withdrawals                             (65,805)   (76,443)   (129,797)    (139,297)    (63,787)
   - Contract transfers                               180,339    (98,091)    (37,899)     (91,847)      7,808
                                                  -----------  ---------   ---------   ----------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             270,062    (76,376)     (4,469)     (94,481)     14,026
                                                  -----------  ---------   ---------   ----------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (750,007)  (238,907)   (297,353)    (489,707)   (422,716)
                                                  -----------  ---------   ---------   ----------   ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 1,028,268  $ 477,581   $ 593,654   $  895,770   $ 508,802
                                                  ===========  =========   =========   ==========   =========

                                                    DELAWARE    DELAWARE      DWS VIP     DWS VIP
                                                     VIPT         VIPT      EQUITY 500   SMALL CAP
                                                  U.S. GROWTH     VALUE        INDEX       INDEX
                                                   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  ------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $106,986    $ 513,970   $ 2,568,795  $ 874,910
Changes From Operations:
   - Net investment income (loss)                      (709)       4,604        20,663      1,185
   - Net realized gain (loss) on investments          2,620       26,177        42,928     63,900
   - Net change in unrealized appreciation or
     depreciation on investments                     11,100      (56,658)       55,930    (91,268)
                                                   --------    ---------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,011      (25,877)      119,521    (26,183)
Change From Unit Transactions:
   - Contract purchases                               8,676       78,100       308,777     56,019
   - Contract withdrawals                            (4,228)     (37,012)     (177,079)   (36,835)
   - Contract transfers                               1,314       26,939         7,685     27,426
                                                   --------    ---------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             5,762       68,027       139,383     46,610
                                                   --------    ---------   -----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              18,773       42,150       258,904     20,427
                                                   --------    ---------   -----------  ---------
NET ASSETS AT DECEMBER 31, 2007                     125,759      556,120     2,827,699    895,337
Changes From Operations:
   - Net investment income (loss)                      (587)      10,447        40,365      7,029
   - Net realized gain (loss) on investments          2,882       26,939        (1,217)    66,906
   - Net change in unrealized appreciation or
     depreciation on investments                    (56,695)    (231,753)   (1,108,190)  (382,043)
                                                   --------    ---------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (54,400)    (194,367)   (1,069,042)  (308,108)
Change From Unit Transactions:
   - Contract purchases                               7,416       91,280       242,679     46,405
   - Contract withdrawals                            (5,981)     (41,939)     (198,232)   (39,916)
   - Contract transfers                               4,954       (5,177)          597     (6,809)
                                                   --------    ---------   -----------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             6,389       44,164        45,044       (320)
                                                   --------    ---------   -----------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (48,011)    (150,203)   (1,023,998)  (308,428)
                                                   --------    ---------   -----------  ---------
NET ASSETS AT DECEMBER 31, 2008                    $ 77,748    $ 405,917   $ 1,803,701  $ 586,909
                                                   ========    =========   ===========  =========

                                                  FIDELITY VIP   FIDELITY VIP                  FIDELITY VIP
                                                      ASSET       CONTRAFUND    FIDELITY VIP   EQUITY-INCOME
                                                     MANAGER    SERVICE CLASS  EQUITY-INCOME  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 267,428     $1,521,472      $ 781,754      $ 377,928
Changes From Operations:
   - Net investment income (loss)                     14,905          2,275          5,680          3,628
   - Net realized gain (loss) on investments           8,937        481,068         98,034         41,664
   - Net change in unrealized appreciation or
     depreciation on investments                      14,376       (227,895)       (81,217)       (41,670)
                                                   ---------     ----------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    38,218        255,448         22,497          3,622
Change From Unit Transactions:
   - Contract purchases                                5,777        197,752         76,852         40,821
   - Contract withdrawals                            (15,988)      (175,461)       (74,813)       (22,186)
   - Contract transfers                                 (301)           828       (198,402)       (18,468)
                                                   ---------     ----------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (10,512)        23,119       (196,363)           167
                                                   ---------     ----------      ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               27,706        278,567       (173,866)         3,789
                                                   ---------     ----------      ---------      ---------
NET ASSETS AT DECEMBER 31, 2007                      295,134      1,800,039        607,888        381,717
Changes From Operations:
   - Net investment income (loss)                      4,720          3,542          9,186          4,540
   - Net realized gain (loss) on investments          24,989         10,065        (17,159)        (4,434)
   - Net change in unrealized appreciation or
     depreciation on investments                    (112,966)      (804,513)      (260,851)      (147,643)
                                                   ---------     ----------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (83,257)      (790,906)      (268,824)      (147,537)
Change From Unit Transactions:
   - Contract purchases                                4,198        221,615         75,456         32,317
   - Contract withdrawals                            (18,187)      (202,927)       (40,776)       (79,555)
   - Contract transfers                                 (335)        81,536        (16,526)         4,526
                                                   ---------     ----------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (14,324)       100,224         18,154        (42,712)
                                                   ---------     ----------      ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (97,581)      (690,682)      (250,670)      (190,249)
                                                   ---------     ----------      ---------      ---------
NET ASSETS AT DECEMBER 31, 2008                    $ 197,553     $1,109,357      $ 357,218      $ 191,468
                                                   =========     ==========      =========      =========

See accompanying notes.

                                                                  FIDELITY VIP
                                                   FIDELITY VIP      GROWTH      FIDELITY VIP  FIDELITY VIP   FIDELITY VIP
                                                      GROWTH     OPPORTUNITIES   HIGH INCOME    INVESTMENT      MID CAP
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   GRADE BOND   SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 444,304      $ 57,700       $ 83,142      $ 359,225      $ 126,023
Changes From Operations:
   - Net investment income (loss)                        (576)         (488)         6,399         12,180            214
   - Net realized gain (loss) on investments           27,745         1,902            275         (1,306)        15,885
   - Net change in unrealized appreciation or
     depreciation on investments                       86,319        11,577         (5,059)           833          8,499
                                                    ---------      --------       --------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    113,488        12,991          1,615         11,707         24,598
Change From Unit Transactions:
   - Contract purchases                                59,593         9,321          8,996          9,593         55,663
   - Contract withdrawals                             (77,898)       (5,508)       (10,979)      (101,462)       (17,041)
   - Contract transfers                                 9,450        (2,027)         2,427          4,398         69,289
                                                    ---------      --------       --------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (8,855)        1,786            444        (87,471)       107,911
                                                    ---------      --------       --------      ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               104,633        14,777          2,059        (75,764)       132,509
                                                    ---------      --------       --------      ---------      ---------
NET ASSETS AT DECEMBER 31, 2007                       548,937        72,477         85,201        283,461        258,532
Changes From Operations:
   - Net investment income (loss)                        (317)         (170)         5,664          9,191           (551)
   - Net realized gain (loss) on investments           (5,435)        1,044         (2,452)        (1,082)        35,692
   - Net change in unrealized appreciation or
     depreciation on investments                     (259,118)      (46,209)       (23,098)       (19,207)      (172,916)
                                                    ---------      --------       --------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (264,870)      (45,335)       (19,886)       (11,098)      (137,775)
Change From Unit Transactions:
   - Contract purchases                                56,434         9,020          8,883         16,327         66,259
   - Contract withdrawals                             (35,925)       (8,275)        (8,561)       (26,130)       (20,469)
   - Contract transfers                               (34,256)       21,261         (9,691)        (3,067)        83,022
                                                    ---------      --------       --------      ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (13,747)       22,006         (9,369)       (12,870)       128,812
                                                    ---------      --------       --------      ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (278,617)      (23,329)       (29,255)       (23,968)        (8,963)
                                                    ---------      --------       --------      ---------      ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 270,320      $ 49,148       $ 55,946      $ 259,493      $ 249,569
                                                    =========      ========       ========      =========      =========

                                                                                 FTVIPT
                                                                   FTVIPT       FRANKLIN      FTVIPT
                                                   FIDELITY VIP   FRANKLIN   SMALL-MID CAP    MUTUAL
                                                     OVERSEAS      INCOME        GROWTH       SHARES
                                                  SERVICE CLASS  SECURITIES    SECURITIES   SECURITIES
                                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 197,663     $ 42,218     $ 327,236    $  46,751
Changes From Operations:
   - Net investment income (loss)                       5,179        2,528        (2,707)         942
   - Net realized gain (loss) on investments           30,769          857        34,720        3,755
   - Net change in unrealized appreciation or
     depreciation on investments                       (2,800)      (3,200)        2,620       (6,133)
                                                    ---------     --------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     33,148          185        34,633       (1,436)
Change From Unit Transactions:
   - Contract purchases                                48,436       34,056        55,547       41,002
   - Contract withdrawals                             (21,998)      (9,157)      (31,892)     (13,855)
   - Contract transfers                               (43,763)      75,403        29,700      127,154
                                                    ---------     --------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (17,325)     100,302        53,355      154,301
                                                    ---------     --------     ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                15,823      100,487        87,988      152,865
                                                    ---------     --------     ---------    ---------
NET ASSETS AT DECEMBER 31, 2007                       213,486      142,705       415,224      199,616
Changes From Operations:
   - Net investment income (loss)                       4,100        7,204        (2,136)       6,849
   - Net realized gain (loss) on investments           26,040          842        39,894        5,132
   - Net change in unrealized appreciation or
     depreciation on investments                     (122,355)     (73,945)     (204,750)    (111,983)
                                                    ---------     --------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (92,215)     (65,899)     (166,992)    (100,002)
Change From Unit Transactions:
   - Contract purchases                                55,300       38,255        59,151       44,773
   - Contract withdrawals                             (19,493)     (15,443)      (85,631)     (20,879)
   - Contract transfers                               (18,877)      86,389        19,009       72,377
                                                    ---------     --------     ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              16,930      109,201        (7,471)      96,271
                                                    ---------     --------     ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (75,285)      43,302      (174,463)      (3,731)
                                                    ---------     --------     ---------    ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 138,201     $186,007     $ 240,761    $ 195,885
                                                    =========     ========     =========    =========

                                                                FTVIPT      FTVIPT      FTVIPT
                                                    FTVIPT    TEMPLETON    TEMPLETON  TEMPLETON
                                                  TEMPLETON    FOREIGN      GLOBAL      GLOBAL
                                                   FOREIGN    SECURITIES     ASSET      INCOME
                                                  SECURITIES   CLASS 2    ALLOCATION  SECURITIES
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ----------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 300,188   $121,370    $ 45,816    $229,100
Changes From Operations:
   - Net investment income (loss)                      3,970      1,537       8,557       7,545
   - Net realized gain (loss) on investments          23,135     11,112      11,298       1,578
   - Net change in unrealized appreciation or
     depreciation on investments                      17,767      4,211     (15,344)     19,548
                                                   ---------   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    44,872     16,860       4,511      28,671
Change From Unit Transactions:
   - Contract purchases                               36,455     12,269       6,681      41,813
   - Contract withdrawals                            (29,072)   (11,189)     (5,169)    (20,793)
   - Contract transfers                               25,710     (7,759)      1,393      81,935
                                                   ---------   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             33,093     (6,679)      2,905     102,955
                                                   ---------   --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               77,965     10,181       7,416     131,626
                                                   ---------   --------    --------    --------
NET ASSETS AT DECEMBER 31, 2007                      378,153    131,551      53,232     360,726
Changes From Operations:
   - Net investment income (loss)                      5,623      1,908       5,240      11,401
   - Net realized gain (loss) on investments          23,738     12,356       4,534       7,664
   - Net change in unrealized appreciation or
     depreciation on investments                    (180,232)   (71,476)    (24,767)      3,387
                                                   ---------   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (150,871)   (57,212)    (14,993)     22,452
Change From Unit Transactions:
   - Contract purchases                               28,116      9,748       6,443      88,513
   - Contract withdrawals                            (31,349)   (10,079)     (6,067)    (38,077)
   - Contract transfers                              (11,006)    13,071       5,800     (29,871)
                                                   ---------   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (14,239)    12,740       6,176      20,565
                                                   ---------   --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (165,110)   (44,472)     (8,817)     43,017
                                                   ---------   --------    --------    --------
NET ASSETS AT DECEMBER 31, 2008                    $ 213,043   $ 87,079    $ 44,415    $403,743
                                                   =========   ========    ========    ========

See accompanying notes.

                                                                                                    JANUS
                                                                                         JANUS      ASPEN
                                                                FTVIPT                   ASPEN      SERIES
                                                    FTVIPT     TEMPLETON    JANUS       SERIES      GLOBAL
                                                  TEMPLETON     GROWTH      ASPEN      BALANCED   TECHNOLOGY
                                                    GROWTH    SECURITIES    SERIES      SERVICE     SERVICE
                                                  SECURITIES    CLASS 2    BALANCED     SHARES      SHARES
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 351,909   $ 61,542    $ 301,850   $282,228    $ 29,455
Changes From Operations:
   - Net investment income (loss)                      3,213        435        5,960      4,319        (140)
   - Net realized gain (loss) on investments          42,177      4,595        7,460     10,422         689
   - Net change in unrealized appreciation or
     depreciation on investments                     (36,103)    (4,153)      16,009     12,236       5,675
                                                   ---------   --------    ---------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     9,287        877       29,429     26,977       6,224
Change From Unit Transactions:
   - Contract purchases                               71,511     10,603       50,445     33,058       2,965
   - Contract withdrawals                            (77,364)    (7,644)     (36,735)   (37,917)     (2,553)
   - Contract transfers                               24,046      5,670       (7,955)   (11,378)       (712)
                                                   ---------   --------    ---------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             18,193      8,629        5,755    (16,237)       (300)
                                                   ---------   --------    ---------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               27,480      9,506       35,184     10,740       5,924
                                                   ---------   --------    ---------   --------    --------
NET ASSETS AT DECEMBER 31, 2007                      379,389     71,048      337,034    292,968      35,379
Changes From Operations:
   - Net investment income (loss)                      4,259        572        5,073      4,554        (186)
   - Net realized gain (loss) on investments          15,931      1,861       28,927     21,386         449
   - Net change in unrealized appreciation or
     depreciation on investments                    (179,393)   (31,762)     (81,250)   (75,554)    (15,416)
                                                   ---------   --------    ---------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (159,203)   (29,329)     (47,250)   (49,614)    (15,153)
Change From Unit Transactions:
   - Contract purchases                               50,346      3,958       21,881     32,268       2,357
   - Contract withdrawals                            (53,252)    (5,432)     (70,232)   (20,966)     (3,736)
   - Contract transfers                               16,047     (2,546)     (19,891)   (10,305)      2,161
                                                   ---------   --------    ---------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             13,141     (4,020)     (68,242)       997         782
                                                   ---------   --------    ---------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (146,062)   (33,349)    (115,492)   (48,617)    (14,371)
                                                   ---------   --------    ---------   --------    --------
NET ASSETS AT DECEMBER 31, 2008                    $ 233,327   $ 37,699    $ 221,542   $244,351    $ 21,008
                                                   =========   ========    =========   ========    ========

                                                    JANUS                    JANUS
                                                    ASPEN                    ASPEN
                                                    SERIES       JANUS      SERIES       LINCOLN
                                                   MID CAP       ASPEN     WORLDWIDE       VIPT
                                                    GROWTH      SERIES      GROWTH        BARON
                                                   SERVICE     WORLDWIDE    SERVICE       GROWTH
                                                    SHARES      GROWTH      SHARES    OPPORTUNITIES
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                  ----------  -------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $119,327    $ 393,947   $ 70,725      $    --
Changes From Operations:
   - Net investment income (loss)                    (1,016)          23       (211)         (36)
   - Net realized gain (loss) on investments          4,509       11,294      1,997            2
   - Net change in unrealized appreciation or
     depreciation on investments                     22,313       23,404      4,461         (314)
                                                   --------    ---------   --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   25,806       34,721      6,247         (348)
Change From Unit Transactions:
   - Contract purchases                              15,635       44,469      9,596        2,088
   - Contract withdrawals                            (6,966)     (34,144)    (4,962)        (547)
   - Contract transfers                               1,602      (14,799)    (2,936)      10,774
                                                   --------    ---------   --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            10,271       (4,474)     1,698       12,315
                                                   --------    ---------   --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              36,077       30,247      7,945       11,967
                                                   --------    ---------   --------      -------
NET ASSETS AT DECEMBER 31, 2007                     155,404      424,194     78,670       11,967
Changes From Operations:
   - Net investment income (loss)                    (1,007)       1,520        123         (100)
   - Net realized gain (loss) on investments          9,925        3,731     (1,744)         678
   - Net change in unrealized appreciation or
     depreciation on investments                    (81,380)    (188,936)   (35,965)      (9,030)
                                                   --------    ---------   --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (72,462)    (183,685)   (37,586)      (8,452)
Change From Unit Transactions:
   - Contract purchases                              15,141       34,475      9,988        2,768
   - Contract withdrawals                            (7,906)     (31,627)    (9,004)      (1,278)
   - Contract transfers                               3,765       (3,679)     2,474        9,422
                                                   --------    ---------   --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            11,000         (831)     3,458       10,912
                                                   --------    ---------   --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (61,462)    (184,516)   (34,128)       2,460
                                                   --------    ---------   --------      -------
NET ASSETS AT DECEMBER 31, 2008                    $ 93,942    $ 239,678   $ 44,542      $14,427
                                                   ========    =========   ========      =======

                                                                  LINCOLN
                                                     LINCOLN        VIPT
                                                      VIPT        COHEN &       LINCOLN
                                                      BARON        STEERS         VIPT
                                                     GROWTH        GLOBAL       COLUMBIA      LINCOLN
                                                  OPPORTUNITIES     REAL         VALUE         VIPT
                                                  SERVICE CLASS    ESTATE    OPPORTUNITIES     CORE
                                                    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                        $160,539     $     --      $     --      $ 1,093
Changes From Operations:
   - Net investment income (loss)                      (1,534)          45            (9)          (2)
   - Net realized gain (loss) on investments           26,089          (53)           --          110
   - Net change in unrealized appreciation or
     depreciation on investments                      (21,028)      (6,464)            2          (97)
                                                     --------     --------      --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      3,527       (6,472)           (7)          11
Change From Unit Transactions:
   - Contract purchases                                33,431        1,496            --          200
   - Contract withdrawals                             (16,232)        (723)          (35)         (51)
   - Contract transfers                                22,367       39,739        11,388       (1,253)
                                                     --------     --------      --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              39,566       40,512        11,353       (1,104)
                                                     --------     --------      --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                43,093       34,040        11,346       (1,093)
                                                     --------     --------      --------      -------
NET ASSETS AT DECEMBER 31, 2007                       203,632       34,040        11,346           --
Changes From Operations:
   - Net investment income (loss)                      (1,273)         492            72           --
   - Net realized gain (loss) on investments            9,034       (4,245)        7,432           --
   - Net change in unrealized appreciation or
     depreciation on investments                      (90,170)     (27,725)      (21,862)          --
                                                     --------     --------      --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (82,409)     (31,478)      (14,358)          --
Change From Unit Transactions:
   - Contract purchases                                18,685       19,394        13,130           --
   - Contract withdrawals                             (37,163)      (5,410)       (2,870)          --
   - Contract transfers                                32,762       55,288        35,772           --
                                                     --------     --------      --------      -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              14,284       69,272        46,032           --
                                                     --------     --------      --------      -------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (68,125)      37,794        31,674           --
                                                     --------     --------      --------      -------
NET ASSETS AT DECEMBER 31, 2008                      $135,507     $ 71,834      $ 43,020      $    --
                                                     ========     ========      ========      =======

See accompanying notes.

                                                               LINCOLN
                                                                 VIPT      LINCOLN       LINCOLN
                                                   LINCOLN     DELAWARE      VIPT          VIPT
                                                     VIPT       GROWTH     DELAWARE      DELAWARE       LINCOLN
                                                   DELAWARE      AND        SOCIAL       SPECIAL        VIPT FI
                                                     BOND       INCOME    AWARENESS   OPPORTUNITIES  EQUITY-INCOME
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $1,871,197   $  6,254    $ 63,004      $    --        $ 92,630
Changes From Operations:
   - Net investment income (loss)                     93,181        240         142           --             940
   - Net realized gain (loss) on investments            (529)        29       2,457           --           9,848
   - Net change in unrealized appreciation or
     depreciation on investments                       4,672       (576)     (1,931)          --          (7,177)
                                                  ----------   --------    --------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    97,324       (307)        668           --           3,611
Change From Unit Transactions:
   - Contract purchases                              245,620      1,004      23,523           --           4,588
   - Contract withdrawals                           (138,868)    (1,926)     (6,018)          --         (12,622)
   - Contract transfers                              187,209     36,975      (7,669)          --          51,532
                                                  ----------   --------    --------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            293,961     36,053       9,836           --          43,498
                                                  ----------   --------    --------      -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              391,285     35,746      10,504           --          47,109
                                                  ----------   --------    --------      -------        --------
NET ASSETS AT DECEMBER 31, 2007                    2,262,482     42,000      73,508           --         139,739
Changes From Operations:
   - Net investment income (loss)                     81,193        575         130           26           1,113
   - Net realized gain (loss) on investments         (20,590)      (687)      3,626            8            (704)
   - Net change in unrealized appreciation or
     depreciation on investments                    (137,095)   (18,354)    (30,965)        (267)        (51,121)
                                                  ----------   --------    --------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (76,492)   (18,466)    (27,209)        (233)        (50,712)
Change From Unit Transactions:
   - Contract purchases                              218,125     28,040      11,686        3,312          31,133
   - Contract withdrawals                           (341,694)    (5,806)     (5,539)      (1,057)        (32,497)
   - Contract transfers                             (231,015)     5,152        (513)         (13)          1,786
                                                  ----------   --------    --------      -------        --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (354,584)    27,386       5,634        2,242             422
                                                  ----------   --------    --------      -------        --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (431,076)     8,920     (21,575)       2,009         (50,290)
                                                  ----------   --------    --------      -------        --------
NET ASSETS AT DECEMBER 31, 2008                   $1,831,406   $ 50,920    $ 51,933      $ 2,009        $ 89,449
                                                  ==========   ========    ========      =======        ========

                                                                   LINCOLN        LINCOLN
                                                     LINCOLN         VIPT           VIPT
                                                       VIPT         JANUS         MARSICO       LINCOLN
                                                      GROWTH       CAPITAL     INTERNATIONAL   VIPT MFS
                                                  OPPORTUNITIES  APPRECIATION      GROWTH        VALUE
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                        $ 10,125      $ 36,471       $     --     $     --
Changes From Operations:
   - Net investment income (loss)                         (24)         (191)             2          194
   - Net realized gain (loss) on investments              694         2,260            (70)        (541)
   - Net change in unrealized appreciation or
     depreciation on investments                         (207)        4,004           (202)         397
                                                     --------      --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        463         6,073           (270)          50
Change From Unit Transactions:
   - Contract purchases                                   930         2,873            148       23,044
   - Contract withdrawals                                (412)       (3,238)           (84)      (1,763)
   - Contract transfers                               (11,106)        5,418         18,250        2,137
                                                     --------      --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (10,588)        5,053         18,314       23,418
                                                     --------      --------       --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (10,125)       11,126         18,044       23,468
                                                     --------      --------       --------     --------
NET ASSETS AT DECEMBER 31, 2007                            --        47,597         18,044       23,468
Changes From Operations:
   - Net investment income (loss)                          --            46            975          463
   - Net realized gain (loss) on investments               --           (28)         6,547          228
   - Net change in unrealized appreciation or
     depreciation on investments                           --       (26,180)       (57,332)     (19,272)
                                                     --------      --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         --       (26,162)       (49,810)     (18,581)
Change From Unit Transactions:
   - Contract purchases                                    --        12,691         14,064       14,596
   - Contract withdrawals                                  --        (7,009)        (5,390)      (5,255)
   - Contract transfers                                    --        15,543        102,617       40,587
                                                     --------      --------       --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  --        21,225        111,291       49,928
                                                     --------      --------       --------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    --        (4,937)        61,481       31,347
                                                     --------      --------       --------     --------
NET ASSETS AT DECEMBER 31, 2008                      $     --      $ 42,660       $ 79,525     $ 54,815
                                                     ========      ========       ========     ========

                                                                 LINCOLN
                                                   LINCOLN         VIPT        LINCOLN      LINCOLN
                                                     VIPT        MONDRIAN        VIPT         VIPT
                                                   MID-CAP    INTERNATIONAL     MONEY      SSgA BOND
                                                    VALUE         VALUE         MARKET       INDEX
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
                                                  --------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $     --     $ 354,730    $ 4,455,683    $    --
Changes From Operations:
   - Net investment income (loss)                        13         7,819        173,871         --
   - Net realized gain (loss) on investments           (799)       29,820             --         --
   - Net change in unrealized appreciation or
     depreciation on investments                     (1,196)        4,906             --         --
                                                   --------     ---------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (1,982)       42,545        173,871         --
Change From Unit Transactions:
   - Contract purchases                                 380        56,564      7,052,263         --
   - Contract withdrawals                            (4,153)      (41,035)      (982,018)        --
   - Contract transfers                              29,497       145,160     (6,260,890)        --
                                                   --------     ---------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            25,724       160,689       (190,645)        --
                                                   --------     ---------    -----------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS              23,742       203,234        (16,774)        --
                                                   --------     ---------    -----------    -------
NET ASSETS AT DECEMBER 31, 2007                      23,742       557,964      4,438,909         --
Changes From Operations:
   - Net investment income (loss)                       (37)       22,428         77,255         31
   - Net realized gain (loss) on investments         (3,456)       17,108             23         30
   - Net change in unrealized appreciation or
     depreciation on investments                     (7,123)     (259,730)             5        294
                                                   --------     ---------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (10,616)     (220,194)        77,283        355
Change From Unit Transactions:
   - Contract purchases                              15,135       136,288      5,539,514      6,796
   - Contract withdrawals                           (13,792)      (60,749)    (1,090,686)    (1,252)
   - Contract transfers                               8,692       (32,979)    (2,845,494)      (361)
                                                   --------     ---------    -----------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            10,035        42,560      1,603,334      5,183
                                                   --------     ---------    -----------    -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (581)     (177,634)     1,680,617      5,538
                                                   --------     ---------    -----------    -------
NET ASSETS AT DECEMBER 31, 2008                    $ 23,161     $ 380,330    $ 6,119,526    $ 5,538
                                                   ========     =========    ===========    =======

See accompanying notes.

                                                    LINCOLN       LINCOLN       LINCOLN     LINCOLN     LINCOLN
                                                   VIPT SSgA     VIPT SSgA     VIPT SSgA   VIPT SSgA   VIPT SSgA
                                                    EMERGING   INTERNATIONAL    S&P 500    SMALL-CAP   SMALL-MID
                                                  MARKETS 100      INDEX         INDEX       INDEX      CAP 200
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  --------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $    --         $ --       $      --   $     --      $ --
Changes From Operations:
   - Net investment income (loss)                        --           --           1,584        248        --
   - Net realized gain (loss) on investments             --           --             438       (307)       --
   - Net change in unrealized appreciation or
     depreciation on investments                         --           --          (2,126)      (470)       --
                                                    -------         ----       ---------   --------      ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --           --            (104)      (529)       --
Change From Unit Transactions:
   - Contract purchases                                  --           --           3,347     14,783        --
   - Contract withdrawals                                --           --         (34,856)    (9,875)       --
   - Contract transfers                                  --           --         205,590     50,215        --
                                                    -------         ----       ---------   --------      ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --           --         174,081     55,123        --
                                                    -------         ----       ---------   --------      ----
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --           --         173,977     54,594        --
                                                    -------         ----       ---------   --------      ----
NET ASSETS AT DECEMBER 31, 2007                          --           --         173,977     54,594        --
Changes From Operations:
   - Net investment income (loss)                        42            1           4,732        449         1
   - Net realized gain (loss) on investments            (33)          --         (23,893)       322        (3)
   - Net change in unrealized appreciation or
     depreciation on investments                       (234)          25         (44,809)   (28,272)      (33)
                                                    -------         ----       ---------   --------      ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (225)          26         (63,970)   (27,501)      (35)
Change From Unit Transactions:
   - Contract purchases                               6,981           --         147,969     38,054        --
   - Contract withdrawals                            (1,231)          (1)       (130,097)   (33,668)       (8)
   - Contract transfers                                 (63)         270          22,511     42,617       138
                                                    -------         ----       ---------   --------      ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             5,687          269          40,383     47,003       130
                                                    -------         ----       ---------   --------      ----
TOTAL INCREASE (DECREASE) IN NET ASSETS               5,462          295         (23,587)    19,502        95
                                                    -------         ----       ---------   --------      ----
NET ASSETS AT DECEMBER 31, 2008                     $ 5,462         $295       $ 150,390   $ 74,096      $ 95
                                                    =======         ====       =========   ========      ====

                                                                    LINCOLN
                                                     LINCOLN          VIPT                    LINCOLN
                                                       VIPT      T. ROWE PRICE   LINCOLN       VIPT
                                                  T. ROWE PRICE    STRUCTURED      VIPT       TURNER
                                                      GROWTH         MID-CAP    TEMPLETON    MID-CAP
                                                      STOCK          GROWTH       GROWTH      GROWTH
                                                    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                        $     --       $ 12,774     $     --    $     --
Changes From Operations:
   - Net investment income (loss)                          (1)          (346)         500         (83)
   - Net realized gain (loss) on investments              316            770            1         265
   - Net change in unrealized appreciation or
     depreciation on investments                          637          6,695         (207)      2,215
                                                     --------       --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        952          7,119          294       2,397
Change From Unit Transactions:
   - Contract purchases                                    14         20,832          608         364
   - Contract withdrawals                              (8,653)        (6,255)        (440)     (4,794)
   - Contract transfers                                52,138         45,179       36,939      47,421
                                                     --------       --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              43,499         59,756       37,107      42,991
                                                     --------       --------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                44,451         66,875       37,401      45,388
                                                     --------       --------     --------    --------
NET ASSETS AT DECEMBER 31, 2007                        44,451         79,649       37,401      45,388
Changes From Operations:
   - Net investment income (loss)                        (139)          (698)         706        (196)
   - Net realized gain (loss) on investments           (5,480)         1,891          203      (3,747)
   - Net change in unrealized appreciation or
     depreciation on investments                      (19,660)       (59,310)     (20,684)    (11,308)
                                                     --------       --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (25,279)       (58,117)     (19,775)    (15,251)
Change From Unit Transactions:
   - Contract purchases                                31,755         76,394        4,817      16,088
   - Contract withdrawals                             (30,686)       (12,677)      (3,052)    (15,696)
   - Contract transfers                                33,863          4,716       15,828     (11,476)
                                                     --------       --------     --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              34,932         68,433       17,593     (11,084)
                                                     --------       --------     --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 9,653         10,316       (2,182)    (26,335)
                                                     --------       --------     --------    --------
NET ASSETS AT DECEMBER 31, 2008                      $ 54,104       $ 89,965     $ 35,219    $ 19,053
                                                     ========       ========     ========    ========

                                                    LINCOLN
                                                   VIPT UBS      LINCOLN        LINCOLN        LINCOLN
                                                    GLOBAL         VIPT           VIPT           VIPT
                                                     ASSET    WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040
                                                  ALLOCATION     PROFILE        PROFILE        PROFILE
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 118,698     $     --       $     --       $     --
Changes From Operations:
   - Net investment income (loss)                     1,972           --             --              3
   - Net realized gain (loss) on investments         12,530           --             --             23
   - Net change in unrealized appreciation or
     depreciation on investments                     (3,587)          --             --             --
                                                  ---------     --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   10,915           --             --             26
Change From Unit Transactions:
   - Contract purchases                              34,425           --             --            396
   - Contract withdrawals                           (28,832)          --             --           (107)
   - Contract transfers                              54,546           --             --           (302)
                                                  ---------     --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            60,139           --             --            (13)
                                                  ---------     --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              71,054           --             --             13
                                                  ---------     --------       --------       --------
NET ASSETS AT DECEMBER 31, 2007                     189,752           --             --             13
Changes From Operations:
   - Net investment income (loss)                    13,936        1,137            911             61
   - Net realized gain (loss) on investments          6,641         (401)        (1,233)          (329)
   - Net change in unrealized appreciation or
     depreciation on investments                   (108,409)     (18,097)       (36,531)       (14,277)
                                                  ---------     --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (87,832)     (17,361)       (36,853)       (14,545)
Change From Unit Transactions:
   - Contract purchases                              91,463       33,950          6,590          2,431
   - Contract withdrawals                           (13,272)      (6,003)        (8,418)        (2,062)
   - Contract transfers                              (5,811)      82,750        223,666        170,187
                                                  ---------     --------       --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            72,380      110,697        221,838        170,556
                                                  ---------     --------       --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (15,452)      93,336        184,985        156,011
NET ASSETS AT DECEMBER 31, 2008                   $ 174,300     $ 93,336       $184,985       $156,024
                                                  =========     ========       ========       ========

See accompanying notes.

                                                                                          LINCOLN
                                                    LINCOLN      LINCOLN      LINCOLN      VIPT
                                                     VIPT         VIPT         VIPT      WILSHIRE       M FUND
                                                   WILSHIRE     WILSHIRE     WILSHIRE   MODERATELY     BRANDES
                                                  AGGRESSIVE  CONSERVATIVE   MODERATE   AGGRESSIVE  INTERNATIONAL
                                                    PROFILE      PROFILE      PROFILE     PROFILE       EQUITY
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 103,186     $113,057    $ 351,826   $  329,344     $  975
Changes From Operations:
   - Net investment income (loss)                     1,292        1,166        4,125       14,528         23
   - Net realized gain (loss) on investments          9,664        3,449        8,005       20,845        193
   - Net change in unrealized appreciation or
     depreciation on investments                      4,430        3,432       24,794       26,894       (135)
                                                  ---------     --------    ---------   ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   15,386        8,047       36,924       62,267         81
Change From Unit Transactions:
   - Contract purchases                             101,674          163      108,492      263,696        576
   - Contract withdrawals                           (31,539)      (1,800)     (46,405)     (83,234)      (165)
   - Contract transfers                              93,737      (41,956)      96,175      927,558        (48)
                                                  ---------     --------    ---------   ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           163,872      (43,593)     158,262    1,108,020        363
                                                  ---------     --------    ---------   ----------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS             179,258      (35,546)     195,186    1,170,287        444
                                                  ---------     --------    ---------   ----------     ------
NET ASSETS AT DECEMBER 31, 2007                     282,444       77,511      547,012    1,499,631      1,419
Changes From Operations:
   - Net investment income (loss)                       859          587       10,923        7,652         60
   - Net realized gain (loss) on investments         (6,228)      (5,094)      10,085      (11,338)       141
   - Net change in unrealized appreciation or
     depreciation on investments                   (174,390)      (5,258)    (233,397)    (581,039)      (903)
                                                  ---------     --------    ---------   ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (179,759)      (9,765)    (212,389)    (584,725)      (702)
Change From Unit Transactions:
   - Contract purchases                             150,583        5,075      166,520      446,228        463
   - Contract withdrawals                           (43,294)     (33,286)     (64,677)    (397,293)      (156)
   - Contract transfers                             150,497      (34,519)     238,498      254,188        407
                                                  ---------     --------    ---------   ----------     ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           257,786      (62,730)     340,341      303,123        714
                                                  ---------     --------    ---------   ----------     ------
TOTAL INCREASE (DECREASE) IN NET ASSETS              78,027      (72,495)     127,952     (281,602)        12
NET ASSETS AT DECEMBER 31, 2008                   $ 360,471     $  5,016    $ 674,964   $1,218,029     $1,431
                                                  =========     ========    =========   ==========     ======

                                                      MFS                     MFS
                                                      VIT         MFS         VIT         MFS
                                                     CORE         VIT        TOTAL        VIT
                                                    EQUITY      GROWTH      RETURN     UTILITIES
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ----------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 22,377   $ 564,552   $1,284,193  $  938,530
Changes From Operations:
   - Net investment income (loss)                      (101)     (4,964)      23,459       1,891
   - Net realized gain (loss) on investments            633      13,061       59,475     125,005
   - Net change in unrealized appreciation or
     depreciation on investments                      1,704     106,646      (39,517)    153,465
                                                   --------   ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    2,236     114,743       43,417     280,361
Change From Unit Transactions:
   - Contract purchases                                 733      73,140      180,411     137,956
   - Contract withdrawals                              (900)    (59,573)    (129,907)    (87,311)
   - Contract transfers                              (1,082)      4,323     (157,511)    115,540
                                                   --------   ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (1,249)     17,890     (107,007)    166,185
                                                   --------   ---------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 987     132,633      (63,590)    446,546
                                                   --------   ---------   ----------  ----------
NET ASSETS AT DECEMBER 31, 2007                      23,364     697,185    1,220,603   1,385,076
Changes From Operations:
   - Net investment income (loss)                        12      (3,086)      25,684       9,060
   - Net realized gain (loss) on investments            536      18,442       28,327     179,308
   - Net change in unrealized appreciation or
     depreciation on investments                     (9,011)   (253,477)    (348,961)   (755,013)
                                                   --------   ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (8,463)   (238,121)    (294,950)   (566,645)
Change From Unit Transactions:
   - Contract purchases                               2,577      60,166      164,435     150,531
   - Contract withdrawals                            (1,012)    (87,903)    (133,275)    (92,903)
   - Contract transfers                              (5,000)    (35,821)     (19,357)     53,449
                                                   --------   ---------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (3,435)    (63,558)      11,803     111,077
                                                   --------   ---------   ----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (11,898)   (301,679)    (283,147)   (455,568)
NET ASSETS AT DECEMBER 31, 2008                    $ 11,466   $ 395,506   $  937,456  $  929,508
                                                   ========   =========   ==========  ==========

                                                                                       PREMIER
                                                      NB                                 VIT
                                                     AMT          NB           NB       OPCAP
                                                    MID-CAP      AMT          AMT       GLOBAL
                                                    GROWTH     PARTNERS     REGENCY     EQUITY
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ----------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $1,220,610   $ 164,439   $ 300,555   $ 151,229
Changes From Operations:
   - Net investment income (loss)                    (10,452)       (185)       (672)         59
   - Net realized gain (loss) on investments          43,836      23,298      13,268      39,552
   - Net change in unrealized appreciation or
     depreciation on investments                     237,613      (6,504)     (6,161)    (29,270)
                                                  ----------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   270,997      16,609       6,435      10,341
Change From Unit Transactions:
   - Contract purchases                              121,969      18,357      38,072       7,579
   - Contract withdrawals                            (74,390)    (10,132)    (18,692)    (12,253)
   - Contract transfers                               (7,754)     23,425      11,274     (16,346)
                                                  ----------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             39,825      31,650      30,654     (21,020)
                                                  ----------   ---------   ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              310,822      48,259      37,089     (10,679)
                                                  ----------   ---------   ---------   ---------
NET ASSETS AT DECEMBER 31, 2007                    1,531,432     212,698     337,644     140,550
Changes From Operations:
   - Net investment income (loss)                     (8,968)       (333)      1,740       2,060
   - Net realized gain (loss) on investments          10,577      24,615      (6,427)     (7,375)
   - Net change in unrealized appreciation or
     depreciation on investments                    (673,435)   (121,664)   (150,812)     (2,094)
                                                  ----------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (671,826)    (97,382)   (155,499)     (7,409)
Change From Unit Transactions:
   - Contract purchases                              114,397         550      30,505         293
   - Contract withdrawals                            (87,001)    (34,492)    (21,640)       (870)
   - Contract transfers                              (34,510)      6,986      14,294    (132,564)
                                                  ----------   ---------   ---------   ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (7,114)    (26,956)     23,159    (133,141)
                                                  ----------   ---------   ---------   ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (678,940)   (124,338)   (132,340)   (140,550)
                                                  ----------   ---------   ---------   ---------
NET ASSETS AT DECEMBER 31, 2008                   $  852,492   $  88,360   $ 205,304   $      --
                                                  ==========   =========   =========   =========

See accompanying notes.

                                                                PUTNAM
                                                    PREMIER       VT        PUTNAM
                                                      VIT      GROWTH &    VT HEALTH
                                                     OPCAP      INCOME     SCIENCES
                                                    MANAGED    CLASS IB    CLASS IB
                                                  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ----------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 69,160    $ 38,193    $ 57,401
Changes From Operations:
   - Net investment income (loss)                       989         182          (7)
   - Net realized gain (loss) on investments          5,855       6,034         549
   - Net change in unrealized appreciation or
     depreciation on investments                     (4,719)     (8,720)     (1,555)
                                                   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    2,125      (2,504)     (1,013)
Change From Unit Transactions:
   - Contract purchases                               5,307         336      10,580
   - Contract withdrawals                           (23,746)     (1,555)     (3,334)
   - Contract transfers                               1,214           8        (632)
                                                   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (17,225)     (1,211)      6,614
                                                   --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (15,100)     (3,715)      5,601
                                                   --------    --------    --------
NET ASSETS AT DECEMBER 31, 2007                      54,060      34,478      63,002
Changes From Operations:
   - Net investment income (loss)                     1,058         366        (447)
   - Net realized gain (loss) on investments          2,633       4,636       2,845
   - Net change in unrealized appreciation or
     depreciation on investments                    (19,316)    (18,269)    (12,484)
                                                   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (15,625)    (13,267)    (10,086)
Change From Unit Transactions:
   - Contract purchases                               4,179         337      10,073
   - Contract withdrawals                            (3,257)     (1,489)     (4,106)
   - Contract transfers                                (890)         54     (11,489)
                                                   --------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                32      (1,098)     (5,522)
                                                   --------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (15,593)    (14,365)    (15,608)
                                                   --------    --------    --------
NET ASSETS AT DECEMBER 31, 2008                    $ 38,467    $ 20,113    $ 47,394
                                                   ========    ========    ========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Flexible Premium Variable Life Account M (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (LNY) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 18, 1999, are part of the operations of LNY. The Variable Account consists of twelve products that are listed below:

VUL-I
Lincoln VUL(CV)
Lincoln VUL(CV)-II and Lincoln VUL Flex
Lincoln VUL(CV)-III
Lincoln VUL(CV)-IV
Lincoln VUL(DB) and VUL(DB) Elite
Lincoln VUL(DB)-II
Lincoln VUL(DB)-IV
Lincoln VUL(ONE)
Lincoln Momentum VUL(ONE)
Lincoln VUL(ONE) 2005
Lincoln Momentum VUL(ONE) 2005

The assets of the Variable Account are owned by LNY. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of LNY.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred two mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
     AIM V.I. Capital Appreciation Fund (Series I)
     AIM V.I. Core Equity Fund (Series I)
     AIM V.I. Diversified Income Fund (Series I)
     AIM V.I. International Growth Fund (Series I)

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
     ABVPSF Global Technology Portfolio (Class A)
     ABVPSF Growth and Income Portfolio (Class A)
     ABVPSF International Value Portfolio (Class A)
     ABVPSF Large Cap Growth Portfolio (Class A)
     ABVPSF Small/Mid Cap Value Portfolio (Class A)

American Century Variable Portfolios, Inc. (American Century VP):
     American Century VP Inflation Protection (Class 1)

American Funds Insurance Series (American Funds):
     American Funds Global Growth Fund (Class 2)
     American Funds Global Small Capitalization Fund (Class 2)
     American Funds Growth Fund (Class 2)
     American Funds Growth-Income Fund (Class 2)
     American Funds International Fund (Class 2)

Delaware VIP Trust (Delaware VIPT)*:
     Delaware VIPT Capital Reserves Series (Standard Class) Delaware VIPT Diversified Income Series (Standard Class) Delaware VIPT Emerging Markets Series (Standard Class) Delaware VIPT High Yield Series (Standard Class) Delaware VIPT REIT Series (Standard Class)
     Delaware VIPT Small Cap Value Series (Standard Class) Delaware VIPT Trend Series (Standard Class)
     Delaware VIPT U.S. Growth Series (Standard Class) Delaware VIPT Value Series (Standard Class)

DWS Scudder VIP Funds (DWS VIP):
     DWS VIP Equity 500 Index Fund
     DWS VIP Small Cap Index Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio
     Fidelity VIP Contrafund Portfolio (Service Class)
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Equity-Income Portfolio (Service Class)
     Fidelity VIP Growth Portfolio (Service Class)
     Fidelity VIP Growth Opportunities Portfolio (Service Class)
     Fidelity VIP High Income Portfolio (Service Class)
     Fidelity VIP Investment Grade Bond Portfolio
     Fidelity VIP Mid Cap Portfolio (Service Class)
     Fidelity VIP Overseas Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
     FTVIPT Franklin Income Securities Fund (Class 1)
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class 1) FTVIPT Mutual Shares Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 1)
     FTVIPT Templeton Foreign Securities Fund (Class 2)
     FTVIPT Templeton Global Asset Allocation Fund (Class 1)
     FTVIPT Templeton Global Income Securities Fund (Class 1)
     FTVIPT Templeton Growth Securities Fund (Class 1)
     FTVIPT Templeton Growth Securities Fund (Class 2)

Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Balanced Portfolio (Service Shares)
     Janus Aspen Series Global Technology Portfolio (Service Shares)

     Janus Aspen Series Mid Cap Growth Portfolio (Service Shares)
     Janus Aspen Series Worldwide Growth Portfolio
     Janus Aspen Series Worldwide Growth Portfolio (Service Shares)

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
     Lincoln VIPT Baron Growth Opportunities Fund
     Lincoln VIPT Baron Growth Opportunities Service Class Fund Lincoln VIPT Capital Growth Fund**
     Lincoln VIPT Cohen & Steers Global Real Estate Fund Lincoln VIPT Columbia Value Opportunities Fund
     Lincoln VIPT Delaware Bond Fund
     Lincoln VIPT Delaware Growth and Income Fund
     Lincoln VIPT Delaware Social Awareness Fund
     Lincoln VIPT Delaware Special Opportunities Fund
     Lincoln VIPT FI Equity-Income Fund
     Lincoln VIPT Janus Capital Appreciation Fund
     Lincoln VIPT Marsico International Growth Fund
     Lincoln VIPT MFS Value Fund
     Lincoln VIPT Mid-Cap Value Fund
     Lincoln VIPT Mondrian International Value Fund
     Lincoln VIPT Money Market Fund
     Lincoln VIPT SSgA Bond Index Fund
     Lincoln VIPT SSgA Developed International 150 Fund** Lincoln VIPT SSgA Emerging Markets 100 Fund
     Lincoln VIPT SSgA International Index Fund
     Lincoln VIPT SSgA Large Cap 100 Fund**
     Lincoln VIPT SSgA S&P 500 Index Fund
     Lincoln VIPT SSgA Small-Cap Index Fund
     Lincoln VIPT SSgA Small-Mid Cap 200 Fund
     Lincoln VIPT T. Rowe Price Growth Stock Fund
     Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund Lincoln VIPT Templeton Growth Fund
     Lincoln VIPT Turner Mid-Cap Growth Fund
     Lincoln VIPT UBS Global Asset Allocation Fund
     Lincoln VIPT Wilshire 2010 Profile Fund**
     Lincoln VIPT Wilshire 2020 Profile Fund
     Lincoln VIPT Wilshire 2030 Profile Fund
     Lincoln VIPT Wilshire 2040 Profile Fund
     Lincoln VIPT Wilshire Aggressive Profile Fund
     Lincoln VIPT Wilshire Conservative Profile Fund
     Lincoln VIPT Wilshire Moderate Profile Fund
     Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

M Fund, Inc. (M Fund):
     M Fund Brandes International Equity Fund
     M Fund Business Opportunity Value Fund**
     M Fund Frontier Capital Appreciation Fund**
     M Fund Turner Core Growth Fund**

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Core Equity Series (Initial Class)
     MFS VIT Growth Series (Initial Class)
     MFS VIT Total Return Series (Initial Class)
     MFS VIT Utilities Series (Initial Class)

Neuberger Berman Advisers Management Trust (NB AMT):
     NB AMT Mid-Cap Growth Portfolio (I Class)
     NB AMT Partners Portfolio (I Class)
     NB AMT Regency Portfolio (I Class)

Premier Variable Insurance Trust (Premier VIT):
     Premier VIT OPCAP Managed Portfolio

Putnam Variable Trust (Putnam VT):
     Putnam VT Growth & Income Fund (Class IB)
     Putnam VT Health Sciences Fund (Class IB)

*    Denotes an affiliate of LNY.

**   Available funds with no money invested at December 31, 2008.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the variable subac-counts on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of LNY, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES:. During 2007, the Lincoln VIPT Baron Growth Opportunities Fund, the Lincoln VIPT Capital Growth Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Fund, the Lincoln VIPT Delaware Special Opportunities Fund, the Lincoln VIPT Marsico International Growth Fund, the Lincoln VIPT MFS Value Fund, the Lincoln VIPT Mid-Cap Growth Fund, the Lincoln VIPT Mid-Cap Value Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund, the Lincoln VIPT T. Rowe Price Growth Stock Fund, the Lincoln VIPT Templeton Growth Fund, the Lincoln VIPT Value Opportunities Fund, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund and the Lincoln VIPT Wilshire 2040 Profile Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Fund                            Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Growth and Income Fund               Lincoln VIPT Delaware Growth and Income Fund
Lincoln VIPT Social Awareness Fund                Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Equity-Income Fund                   Lincoln VIPT FI Equity-Income Fund
Lincoln VIPT Capital Appreciation Fund            Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT International Fund                   Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT Aggressive Growth Fund               Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Global Asset Allocation Fund         Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Aggressive Profile Fund              Lincoln VIPT Wilshire Aggressive Profile Fund
Lincoln VIPT Conservative Profile Fund            Lincoln VIPT Wilshire Conservative Profile Fund
Lincoln VIPT Moderate Profile Fund                Lincoln VIPT Wilshire Moderate Profile Fund
Lincoln VIPT Moderately Aggressive Profile Fund   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund
MFS VIT Capital Opportunities Series              MFS VIT Core Equity Series

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as an investment option to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Service Class Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Service Class Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Lincoln VIPT SSgA Bond Index Fund, the Lincoln VIPT SSgA Developed International 150 Fund, the Lincoln VIPT SSgA Emerging Markets 100 Fund, the Lincoln VIPT SSgA International Index Fund, the Lincoln VIPT SSgA Large Cap 100 Fund and the Lincoln VIPT SSgA Small-Mid Cap 200 Fund became available as investment options for Account Contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008 the Lincoln VIPT Value Opportunities Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Fund, the Lincoln VIPT Mid-Cap Growth Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Fund and the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series.

During 2008 the Premier VIT OPCAP Global Equity Portfolio ceased to be available as an investment option to Variable Account Contract owners.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to LNY for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the twelve policy types within the Variable Account:

- VUL-I - annual rate of .80% for policy years one through twelve and .55% thereafter.

- Lincoln VUL(CV) - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-II and Lincoln VUL Flex - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-III - annual rate of .75% for policy years one through ten, .35% for policy years eleven through twenty and .20% thereafter.

- Lincoln VUL(CV)-IV - annual rate of .60% for policy years one through ten and .20% thereafter.

- Lincoln VUL(DB) and VUL(DB) Elite - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-II - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(DB)-IV - annual rate of .90% for policy years one through nineteen and .20% thereafter.

- Lincoln VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

- Lincoln Momentum VUL(ONE) 2005 - annual rate of .50% for policy years one through ten and .20% thereafter.

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by LNY. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2008 and 2007 amounted to $709,460 and $756,618, respectively.

LNY charges a monthly administrative fee which varies by product and policy year, refer to the product prospectus for applicable fees. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2008 and 2007 totaled $422,062 and $324,632, respectively.

LNY assumes responsibility for providing the insurance benefits included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of LNY and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2008 and 2007 amounted to $3,366,194 and $2,817,280, respectively.

Under certain circumstances, LNY reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2008 and 2007, no transfer fees were deducted from the variable subaccounts.

LNY, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on a partial surrender, but an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subac-counts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. For the years ended December 31, 2008 and 2007, surrender charges and partial surrender administrative charges totaled $483,980 and $101,531, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
                2008                        0.75%   0.90%   $ 3.15   $ 9.78    157,769   $  907,854  -43.01%   -42.92%     0.00%
                2007                        0.75%   0.90%     5.51    17.13    153,234    1,557,585   11.01%    11.18%     0.00%
                2006                        0.75%   0.90%    10.82    10.82    148,794    1,368,085    5.45%     5.45%     0.08%
                2005                        0.80%   0.80%    10.26    10.26     32,371      332,030    7.97%     7.97%     0.06%
                2004                        0.80%   0.80%     9.50     9.50     36,605      347,727    5.78%     5.78%     0.00%
AIM V.I. CORE EQUITY
                2008                        0.75%   0.90%     5.73    11.34    221,823    1,453,381  -30.77%   -30.66%     2.24%
                2007                        0.75%   0.90%     8.26    16.36    218,450    2,063,576    7.14%     7.31%     1.12%
                2006             4/28/06    0.75%   0.90%     7.70    15.24    216,356    1,906,688    8.50%     8.61%     0.56%
AIM V.I. DIVERSIFIED INCOME
                2008                        0.80%   0.80%    10.31    10.31     19,540      201,522  -16.40%   -16.40%     9.10%
                2007                        0.80%   0.80%    12.34    12.34     20,985      258,881    0.91%     0.91%     7.22%
                2006                        0.80%   0.80%    12.22    12.22     22,125      270,478    3.65%     3.65%     6.09%
                2005                        0.80%   0.80%    11.79    11.79     23,657      279,034    2.08%     2.08%     6.55%
                2004                        0.80%   0.80%    11.55    11.55     21,048      243,212    4.20%     4.20%     5.91%
AIM V.I. INTERNATIONAL GROWTH
                2008                        0.75%   0.90%     7.99    15.91     24,263      310,990  -40.92%   -40.83%     0.56%
                2007                        0.75%   0.90%    13.51    26.89     24,371      523,568   13.69%    13.86%     0.41%
                2006                        0.75%   0.90%    11.86    23.61     24,371      456,452   27.08%    27.28%     1.07%
                2005                        0.75%   0.90%     9.32    18.55     23,042      348,780   16.87%    17.05%     1.35%
                2004                        0.75%   0.90%     7.96    14.36      7,794       83,618   22.89%    23.08%     0.82%
ABVPSF GLOBAL TECHNOLOGY CLASS A
                2008                        0.50%   0.90%     6.81    10.45     29,428      229,844  -47.84%   -47.63%     0.00%
                2007                        0.50%   0.90%    13.03    20.00     12,972      199,458   19.12%    19.60%     0.00%
                2006                        0.50%   0.90%    10.92    16.77      5,125       69,184    7.66%     8.10%     0.00%
                2005                        0.50%   0.90%    10.13    15.55      2,377       32,191    2.94%     3.09%     0.00%
                2004                        0.75%   0.90%     9.83    15.08      3,011       43,950    4.51%     4.67%     0.00%
ABVPSF GROWTH AND INCOME CLASS A
                2008                        0.50%   0.90%     7.71    10.76     54,381      467,960  -41.14%   -40.90%     2.20%
                2007                        0.50%   0.90%    13.05    18.26     46,140      681,295    4.18%     4.59%     1.44%
                2006                        0.50%   0.90%    12.47    17.50     35,113      511,844   16.23%    16.74%     1.37%
                2005                        0.50%   0.90%    11.74    15.03     28,577      369,915    3.93%     4.34%     1.50%
                2004                        0.50%   0.90%    11.70    14.44     25,970      325,791   10.46%    10.63%     0.81%
ABVPSF INTERNATIONAL VALUE CLASS A
                2008                        0.50%   0.90%     5.80     5.86     35,112      205,077  -53.61%   -53.42%     1.10%
                2007                        0.50%   0.90%    12.50    12.58     20,247      254,029    4.89%     5.31%     0.91%
                2006             7/24/06    0.50%   0.90%    11.92    11.95      5,506       65,698    7.56%    20.88%     0.00%
ABVPSF LARGE CAP GROWTH CLASS A
                2008                        0.50%   0.90%     7.49     9.30      8,204       66,887  -40.20%   -39.96%     0.00%
                2007                        0.50%   0.90%    12.52    15.54     10,350      137,764   12.90%    13.35%     0.00%
                2006                        0.50%   0.90%    11.09    13.74      9,158      108,817   -1.34%    -0.94%     0.00%
                2005                        0.50%   0.90%    11.24    13.91      8,735      104,913   14.11%    14.58%     0.00%
                2004                        0.50%   0.90%     9.85    12.17      6,946       72,352    7.65%     7.81%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
                2008                        0.50%   0.90%     8.29    13.89     26,836      267,565  -36.15%   -35.90%     0.71%
                2007                        0.50%   0.90%    12.94    21.73     24,231      399,464    0.79%     1.20%     0.87%
                2006                        0.50%   0.90%    12.79    21.53     20,559      342,002   13.40%    13.85%     0.40%
                2005                        0.50%   0.90%    12.96    18.95     12,699      204,501    5.96%     6.42%     0.75%
                2004                        0.50%   0.90%    15.32    17.86      9,919      160,638   18.23%    18.41%     0.17%
AMERICAN CENTURY VP INFLATION PROTECTION
                2008                        0.50%   0.90%    10.90    11.77     34,862      392,823   -2.16%    -1.77%     5.18%
                2007                        0.50%   0.90%    11.10    11.98     43,578      501,542    8.69%     9.12%     4.80%
                2006                        0.50%   0.90%    10.17    10.98     34,663      368,935    0.97%     1.38%     3.47%
                2005                        0.50%   0.90%    10.76    10.79     20,023      213,822    0.90%     1.05%     4.85%
                2004             8/31/04    0.75%   0.90%    10.67    10.68      8,097       86,424    1.50%     1.93%     1.15%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                2008                        0.50%   0.90%   $ 9.87   $11.04     54,184   $  556,200  -38.94%   -38.70%     2.20%
                2007                        0.50%   0.90%    16.10    18.01     36,420      609,587   13.82%    14.28%     3.30%
                2006                        0.50%   0.90%    14.09    15.76     16,807      253,889   19.30%    19.83%     0.77%
                2005                        0.50%   0.90%    13.06    13.10     12,018      155,026   13.06%    13.21%     0.65%
                2004              7/9/04    0.75%   0.90%    11.56    11.57        798        9,219   10.77%    12.78%     0.00%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
                2008                        0.50%   0.90%     8.52    15.52     79,690      768,134  -53.94%   -53.75%     0.00%
                2007                        0.50%   0.90%    18.47    33.64     60,242    1,267,062   20.34%    20.82%     3.02%
                2006                        0.50%   0.90%    15.32    27.91     47,770      873,496   22.91%    23.44%     0.46%
                2005                        0.50%   0.90%    12.45    22.67     19,346      314,712   24.23%    24.73%     0.94%
                2004                        0.50%   0.90%    10.00    18.22     13,985      173,654   19.80%    19.98%     0.00%
AMERICAN FUNDS GROWTH CLASS 2
                2008                        0.50%   0.90%     6.07    11.63    379,205    3,131,467  -44.47%   -44.25%     0.88%
                2007                        0.50%   0.90%    10.92    20.91    327,806    4,834,419   11.34%    11.79%     0.87%
                2006                        0.50%   0.90%     9.79    18.75    251,487    3,341,576    9.23%     9.67%     0.85%
                2005                        0.50%   0.90%     8.95    17.14    194,410    2,326,561   15.15%    15.61%     0.73%
                2004                        0.50%   0.90%     7.76    14.86    161,318    1,623,933   11.49%    11.66%     0.20%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
                2008                        0.50%   0.90%     8.09    11.39    282,166    2,468,489  -38.41%   -38.16%     1.76%
                2007                        0.50%   0.90%    13.08    18.46    276,684    3,943,876    4.10%     4.52%     1.76%
                2006                        0.50%   0.90%    12.52    17.70    199,951    2,808,901   14.17%    14.63%     1.70%
                2005                        0.50%   0.90%    11.70    15.48    134,121    1,715,634    4.88%     5.30%     1.46%
                2004                        0.50%   0.90%    11.33    14.74     91,783    1,139,772    9.39%     9.55%     0.99%
AMERICAN FUNDS INTERNATIONAL CLASS 2
                2008                        0.50%   0.90%    10.08    15.91    138,470    1,625,445  -42.64%   -42.41%     2.26%
                2007                        0.50%   0.90%    17.50    27.71    107,330    2,259,735   18.95%    19.42%     1.66%
                2006                        0.50%   0.90%    14.65    23.26     76,946    1,456,693   17.91%    18.38%     1.79%
                2005                        0.50%   0.90%    14.69    19.69     59,664      999,614   20.41%    20.90%     2.06%
                2004                        0.50%   0.90%    13.01    16.33     23,047      346,813   18.25%    18.43%     2.09%
DELAWARE VIPT CAPITAL RESERVES
                2008                        0.50%   0.75%    10.73    10.83      2,081       22,356   -1.03%    -0.82%     4.68%
                2007                        0.50%   0.75%    10.84    10.84      1,886       20,459    3.69%     3.69%     4.79%
                2006             2/28/06    0.75%   0.90%    10.43    10.46      2,011       21,027    3.30%     3.51%     3.89%
DELAWARE VIPT DIVERSIFIED INCOME
                2008                        0.50%   0.90%    10.91    11.93     44,364      495,519   -5.41%    -5.02%     4.02%
                2007                        0.50%   0.90%    11.51    12.56     47,659      562,081    6.67%     7.10%     2.98%
                2006                        0.50%   0.90%    10.75    11.73     30,387      340,024    6.94%     7.38%     1.36%
                2005                        0.50%   0.90%    10.88    10.93     13,539      145,415   -1.19%    -0.94%     0.82%
                2004            11/19/04    0.50%   0.75%    11.01    11.03        475        5,235    0.90%     1.44%     0.00%
DELAWARE VIPT EMERGING MARKETS
                2008                        0.50%   0.90%    10.58    23.80     73,473    1,028,268  -51.99%   -51.80%     1.56%
                2007                        0.50%   0.90%    21.96    49.57     58,039    1,778,275   37.61%    38.16%     1.53%
                2006                        0.50%   0.90%    15.89    36.02     53,300    1,200,329   26.00%    26.50%     1.02%
                2005                        0.50%   0.90%    17.58    28.59     39,460      717,388   26.34%    26.85%     0.15%
                2004                        0.50%   0.90%    20.14    22.63      4,044       77,940   32.27%    32.48%     2.49%
DELAWARE VIPT HIGH YIELD
                2008                        0.50%   0.90%     9.04    13.97     44,599      477,581  -24.85%   -24.55%     8.67%
                2007                        0.50%   0.90%    12.03    18.57     49,570      716,488    1.87%     2.28%     6.28%
                2006                        0.50%   0.90%    11.81    18.20     39,018      581,179   11.44%    11.89%     5.80%
                2005                        0.50%   0.90%    11.75    16.31     25,749      381,255    2.66%     3.07%     6.83%
                2004                        0.50%   0.90%    12.66    15.86     20,979      311,565   13.22%    13.39%     4.98%
DELAWARE VIPT REIT
                2008                        0.50%   0.90%     7.90    16.35     56,993      593,654  -35.64%   -35.36%     2.40%
                2007                        0.50%   0.90%    12.22    25.37     53,000      891,007  -14.71%   -14.35%     1.28%
                2006                        0.50%   0.90%    14.27    29.70     40,132      874,621   31.44%    31.97%     1.74%
                2005                        0.50%   0.90%    13.11    22.56     31,141      563,477    6.21%     6.64%     1.83%
                2004                        0.50%   0.90%    17.06    21.21     24,699      462,457   30.20%    30.40%     1.96%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT SMALL CAP VALUE
                2008                        0.50%   0.90%   $ 8.60   $15.77     71,502   $  895,770  -30.51%   -30.20%     0.80%
                2007                        0.50%   0.90%    12.32    22.66     76,215    1,385,478   -7.46%    -7.09%     0.49%
                2006                        0.50%   0.90%    13.26    24.47     69,733    1,428,174   15.15%    15.61%     0.24%
                2005                        0.50%   0.90%    13.63    21.23     60,924    1,157,223    8.44%     8.87%     0.35%
                2004                        0.50%   0.90%    15.85    19.56     50,011      910,263   20.39%    20.57%     0.18%
DELAWARE VIPT TREND
                2008                        0.50%   0.90%     4.74    10.04     74,788      508,802  -47.22%   -47.00%     0.00%
                2007                        0.50%   0.90%     8.97    18.99     71,837      931,518    9.76%    10.20%     0.00%
                2006                        0.50%   0.90%     8.16    17.28     63,262      733,428    6.63%     7.06%     0.00%
                2005                        0.50%   0.90%     7.64    16.18     63,276      675,124    4.91%     5.33%     0.00%
                2004                        0.50%   0.90%     7.27    15.40     55,469      549,774   11.60%    11.76%     0.00%
DELAWARE VIPT U.S. GROWTH
                2008                        0.50%   0.90%     6.76     9.07      9,541       77,748  -43.17%   -42.94%     0.04%
                2007                        0.50%   0.90%    11.96    15.94      8,835      125,759   11.56%    12.00%     0.00%
                2006                        0.50%   0.90%    10.71    14.27      8,441      106,986    1.39%     1.80%     0.00%
                2005                        0.50%   0.90%    10.55    14.05      7,631       94,706   13.62%    14.08%     0.47%
                2004                        0.50%   0.90%     9.27    12.35      2,631       27,867    2.38%     2.54%     0.12%
DELAWARE VIPT VALUE
                2008                        0.50%   0.90%     8.44    12.18     42,542      405,917  -34.02%   -33.76%     2.87%
                2007                        0.50%   0.90%    12.74    18.43     38,154      556,121   -3.60%    -3.21%     1.47%
                2006                        0.50%   0.90%    13.17    19.08     32,488      513,970   22.99%    23.49%     1.22%
                2005                        0.50%   0.90%    12.20    15.49     18,273      238,522    5.08%     5.50%     1.40%
                2004                        0.50%   0.90%    11.83    14.72     11,156      143,083   13.90%    14.08%     1.36%
DWS VIP EAFE EQUITY INDEX
                2005                        0.00%   0.00%       --       --         --           --    0.00%     0.00%     2.55%
                2004                        0.50%   0.90%     8.14    15.57     12,464      143,325   17.99%    18.18%     2.28%
DWS VIP EQUITY 500 INDEX
                2008                        0.50%   0.90%     6.33    10.74    228,544    1,803,701  -37.72%   -37.47%     2.44%
                2007                        0.50%   0.90%    10.15    17.21    222,909    2,827,699    4.35%     4.77%     1.48%
                2006                        0.50%   0.90%     9.71    16.47    212,175    2,568,795   14.48%    14.95%     1.12%
                2005                        0.50%   0.90%     8.47    14.36    206,430    2,170,532    3.74%     4.15%     1.51%
                2004                        0.50%   0.90%     8.15    13.82    162,758    1,582,453    9.60%     9.77%     1.05%
DWS VIP SMALL CAP INDEX
                2008                        0.50%   0.90%     8.52    13.58     57,404      586,909  -34.71%   -34.45%     1.63%
                2007                        0.50%   0.90%    13.03    20.76     56,877      895,337   -2.78%    -2.39%     0.85%
                2006                        0.50%   0.90%    13.35    21.32     53,535      874,910   16.44%    16.91%     0.63%
                2005                        0.50%   0.90%    12.54    18.29     45,985      654,949    3.33%     3.74%     0.55%
                2004                        0.50%   0.90%    12.11    17.67     26,465      364,137   16.70%    16.88%     0.42%
FIDELITY VIP ASSET MANAGER
                2008                        0.80%   0.80%     9.64     9.64     20,501      197,553  -29.29%   -29.29%     2.63%
                2007                        0.80%   0.80%    13.63    13.63     21,658      295,127   14.58%    14.58%     6.11%
                2006                        0.80%   0.80%    11.89    11.89     22,486      267,428    6.46%     6.46%     2.66%
                2005                        0.80%   0.80%    11.17    11.17     23,297      260,260    3.22%     3.22%     2.42%
                2004                        0.80%   0.80%    10.82    10.82     20,613      223,094    4.63%     4.63%     2.48%
FIDELITY VIP CONTRAFUND SERVICE CLASS
                2008                        0.50%   0.90%     8.83    12.18    113,800    1,109,357  -43.13%   -42.90%     0.97%
                2007                        0.50%   0.90%    15.48    21.39    103,815    1,800,040   16.46%    16.92%     0.87%
                2006                        0.50%   0.90%    13.24    18.34    101,348    1,521,472   10.59%    11.03%     1.17%
                2005                        0.50%   0.90%    12.01    16.56     78,648    1,073,757   15.80%    16.27%     0.19%
                2004                        0.50%   0.90%    10.35    14.28     68,607      803,295   14.31%    14.48%     0.23%
FIDELITY VIP EQUITY-INCOME
                2008                        0.80%   0.80%     8.25     8.25     43,323      357,218  -43.11%   -43.11%     2.63%
                2007                        0.80%   0.80%    14.49    14.49     41,940      607,888    0.72%     0.72%     1.57%
                2006                        0.80%   0.80%    14.39    14.39     54,326      781,754   19.24%    19.24%     3.35%
                2005                        0.80%   0.80%    12.07    12.07     52,477      633,320    5.02%     5.02%     1.49%
                2004                        0.80%   0.80%    11.49    11.49     44,863      515,542   10.64%    10.64%     1.24%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
                2008                        0.50%   0.90%   $ 7.68   $10.40     20,818   $  191,468  -43.22%   -42.99%     2.46%
                2007                        0.50%   0.90%    13.52    18.28     23,136      381,716    0.51%     0.91%     1.70%
                2006                        0.50%   0.90%    13.45    18.16     22,995      377,928   19.00%    19.48%     3.19%
                2005                        0.50%   0.90%    12.00    15.24     21,573      296,800    4.81%     5.22%     1.53%
                2004                        0.50%   0.90%    12.29    14.52     21,715      289,864   10.38%    10.55%     1.51%
FIDELITY VIP GROWTH SERVICE CLASS
                2008                        0.50%   0.90%     4.49     9.73     42,682      270,320  -47.71%   -47.50%     0.67%
                2007                        0.50%   0.90%     8.56    18.57     43,730      548,937   25.73%    26.24%     0.63%
                2006                        0.50%   0.90%     6.80    14.75     45,022      444,304    5.77%     6.20%     0.29%
                2005                        0.50%   0.90%     6.42    13.92     46,628      429,947    4.73%     5.14%     0.36%
                2004                        0.50%   0.90%     6.12    13.27     41,381      356,614    2.34%     2.49%     0.15%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
                2008                        0.75%   0.90%     4.56     5.96     10,546       49,148  -55.47%   -55.40%     0.49%
                2007                        0.75%   0.90%    10.22    13.38      7,044       72,478   21.94%    22.12%     0.00%
                2006                        0.75%   0.90%     8.36    10.97      6,854       57,700    4.35%     4.51%     0.58%
                2005                        0.75%   0.90%     8.00    10.51      6,118       49,243    7.84%     8.05%     0.81%
                2004                        0.75%   0.90%     7.41     9.75      5,795       43,187    6.07%     6.26%     0.47%
FIDELITY VIP HIGH INCOME SERVICE CLASS
                2008                        0.75%   0.90%     8.67    10.55      6,394       55,946  -25.74%   -25.62%     8.38%
                2007                        0.75%   0.90%    11.66    14.20      7,242       85,201    1.73%     1.89%     8.22%
                2006                        0.75%   0.90%    11.44    13.96      7,203       83,142   10.17%    10.35%     7.25%
                2005                        0.75%   0.90%    10.37    12.67      7,860       82,155    1.60%     1.76%    14.38%
                2004                        0.75%   0.90%    10.19    12.47      6,740       69,303    8.49%     8.65%     8.05%
FIDELITY VIP INVESTMENT GRADE BOND
                2008                        0.80%   0.80%    14.58    14.58     17,795      259,493   -4.02%    -4.02%     4.17%
                2007                        0.80%   0.80%    15.19    15.19     18,657      283,456    3.52%     3.52%     4.34%
                2006                        0.80%   0.80%    14.68    14.68     24,475      359,225    3.52%     3.52%     3.95%
                2005                        0.80%   0.80%    14.18    14.18     25,243      357,904    1.38%     1.38%     3.62%
                2004                        0.80%   0.80%    13.99    13.99     25,309      353,946    3.62%     3.62%     3.91%
FIDELITY VIP MID CAP SERVICE CLASS
                2008                        0.50%   0.90%     7.24     9.45     27,589      249,569  -40.05%   -39.81%     0.41%
                2007                        0.50%   0.90%    12.07    15.69     17,264      258,533   14.45%    14.91%     0.72%
                2006                        0.50%   0.90%    13.57    13.66      9,626      126,023   11.59%    12.03%     0.06%
                2005              7/1/05    0.50%   0.90%    12.16    12.19      1,012       12,329    8.65%    13.66%     0.00%
FIDELITY VIP OVERSEAS SERVICE CLASS
                2008                        0.50%   0.90%     9.54    14.11     13,098      138,201  -44.37%   -44.15%     3.05%
                2007                        0.50%   0.90%    17.07    25.32     10,805      213,486   16.16%    16.62%     3.01%
                2006                        0.50%   0.90%    14.64    21.76     11,086      197,663   16.89%    17.36%     0.74%
                2005                        0.50%   0.90%    13.94    18.59      8,816      140,741   17.91%    18.38%     0.59%
                2004                        0.50%   0.90%    12.98    15.74      7,664      109,105   12.47%    12.64%     0.62%
FTVIPT FRANKLIN INCOME SECURITIES
                2008                        0.50%   0.90%     8.14     8.22     22,698      186,007  -30.05%   -29.76%     4.96%
                2007                        0.50%   0.90%    11.63    11.70     12,229      142,704    3.08%     3.49%     3.22%
                2006             7/24/06    0.50%   0.90%    11.28    11.31      3,735       42,218    3.23%     9.67%     0.00%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES
                2008                        0.50%   0.90%     7.67    11.34     28,214      240,761  -42.86%   -42.63%     0.00%
                2007                        0.50%   0.90%    13.43    19.81     26,572      415,224   10.51%    10.95%     0.00%
                2006                        0.50%   0.90%    12.15    17.90     22,618      327,236    7.97%     8.41%     0.00%
                2005                        0.50%   0.90%    11.86    16.55     13,773      200,006    4.15%     4.57%     0.00%
                2004                        0.50%   0.90%    11.75    15.87     10,133      147,062   10.70%    10.87%     0.00%
FTVIPT MUTUAL SHARES SECURITIES
                2008                        0.50%   0.90%     7.28     7.36     26,689      195,885  -37.50%   -37.25%     3.82%
                2007                        0.50%   0.90%    11.65    11.73     17,051      199,616    2.79%     3.20%     1.44%
                2006              8/8/06    0.50%   0.90%    11.34    11.37      4,117       46,751    3.96%    11.74%     0.00%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT TEMPLETON FOREIGN SECURITIES
                2008                        0.80%   0.80%   $10.35   $10.35     20,580   $  213,043  -40.71%   -40.71%     2.67%
                2007                        0.80%   0.80%    17.46    17.46     21,658      378,153   14.87%    14.87%     2.00%
                2006                        0.80%   0.80%    15.20    15.20     19,749      300,188   20.73%    20.73%     1.36%
                2005                        0.80%   0.80%    12.59    12.59     23,443      295,167    9.60%     9.60%     1.35%
                2004                        0.80%   0.80%    11.49    11.49     23,729      272,613   17.93%    17.93%     1.16%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
                2008                        0.75%   0.90%     8.99     9.77      9,663       87,079  -40.91%   -40.82%     2.42%
                2007                        0.75%   0.90%    15.19    16.54      8,631      131,551   14.42%    14.59%     1.98%
                2006                        0.75%   0.90%    13.25    14.45      9,128      121,370   20.34%    20.54%     1.26%
                2005                        0.75%   0.90%    10.99    12.01     10,437      114,952    9.18%     9.35%     1.27%
                2004                        0.75%   0.90%    10.05    11.00      9,084       91,519   17.46%    17.64%     1.09%
FTVIPT TEMPLETON GLOBAL ASSET ALLOCATION
                2008                        0.80%   0.80%    14.29    14.29      3,109       44,415  -25.57%   -25.57%    10.77%
                2007                        0.80%   0.80%    19.20    19.20      2,773       53,232    9.44%     9.44%    17.73%
                2006                        0.80%   0.80%    17.54    17.54      2,612       45,816   20.42%    20.42%     7.37%
                2005                        0.80%   0.80%    14.56    14.56      2,712       39,499    3.03%     3.03%     3.73%
                2004                        0.80%   0.80%    14.14    14.14      2,463       34,826   15.02%    15.02%     3.01%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES
                2008                        0.50%   0.90%    12.26    13.13     30,882      403,743    5.51%     5.93%     3.59%
                2007                        0.50%   0.90%    11.62    12.39     29,316      360,726   10.28%    10.72%     3.15%
                2006                        0.50%   0.90%    11.19    11.19     20,525      229,100   12.57%    12.58%     2.84%
                2005             8/19/05    0.50%   0.50%     9.94     9.94        914        9,088    0.25%     0.38%     0.00%
FTVIPT TEMPLETON GROWTH SECURITIES
                2008                        0.50%   0.90%     7.93    11.66     25,122      233,327  -42.65%   -42.42%     2.08%
                2007                        0.50%   0.90%    13.77    20.29     22,951      379,389    1.63%     2.04%     1.48%
                2006                        0.50%   0.90%    13.49    19.94     20,382      351,909   21.11%    21.59%     1.54%
                2005                        0.50%   0.90%    12.71    16.44     18,241      273,371    8.08%     8.52%     1.20%
                2004                        0.50%   0.90%    12.83    15.19     12,976      185,928   15.21%    15.38%     1.33%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
                2008                        0.75%   0.90%     8.98     9.23      4,090       37,699  -42.84%   -42.75%     1.79%
                2007                        0.75%   0.90%    15.71    16.12      4,415       71,047    1.43%     1.58%     1.35%
                2006                        0.75%   0.90%    15.49    15.86      3,883       61,542   20.73%    20.90%     1.29%
                2005                        0.75%   0.90%    12.83    13.12      3,111       40,770    7.89%     8.05%     1.13%
                2004                        0.75%   0.90%    11.89    12.14      3,282       39,823   15.04%    15.16%     1.18%
JANUS ASPEN SERIES BALANCED
                2008                        0.75%   0.90%    10.90    11.68     20,305      221,542  -16.61%   -16.47%     2.63%
                2007                        0.75%   0.90%    13.05    14.01     25,606      337,034    9.55%     9.71%     2.61%
                2006                        0.75%   0.90%    11.90    12.79     25,104      301,850    9.73%     9.89%     2.17%
                2005                        0.75%   0.90%    10.83    11.66     23,796      260,185    6.98%     7.14%     2.22%
                2004                        0.75%   0.90%    10.10    10.89     29,854      303,465    7.56%     7.72%     2.21%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
                2008                        0.50%   0.90%    11.29    12.92     19,938      244,351  -16.81%   -16.48%     2.42%
                2007                        0.50%   0.90%    13.53    15.51     19,913      292,968    9.30%     9.74%     2.23%
                2006                        0.50%   0.90%    12.36    14.17     20,989      282,228    9.43%     9.87%     1.96%
                2005                        0.50%   0.90%    11.82    12.93     20,245      248,725    6.70%     7.13%     2.12%
                2004                        0.50%   0.90%    11.39    12.10     17,489      200,788    7.32%     7.49%     2.25%
JANUS ASPEN SERIES GLOBAL TECHNOLOGY SERVICE SHARES
                2008                        0.75%   0.90%     2.64     5.10      7,923       21,008  -44.47%   -44.39%     0.08%
                2007                        0.75%   0.90%     4.75     9.19      7,347       35,379   20.61%    20.79%     0.34%
                2006                        0.75%   0.90%     3.94     7.62      7,402       29,455    6.87%     7.02%     0.00%
                2005                        0.75%   0.90%     3.68     7.13      8,365       31,778   10.55%    10.72%     0.00%
                2004                        0.75%   0.90%     3.32     6.45     10,986       37,337   -0.34%    -0.18%     0.00%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
                2008                        0.50%   0.90%     9.33    13.38      8,306       93,942  -44.36%   -44.14%     0.07%
                2007                        0.50%   0.90%    16.77    24.00      7,653      155,403   20.65%    21.13%     0.07%
                2006                        0.50%   0.90%    13.90    19.86      7,107      119,327   12.29%    12.74%     0.00%
                2005                        0.50%   0.90%    13.35    17.66      6,908      105,173   11.02%    11.20%     0.00%
                2004                        0.75%   0.90%    12.02    15.88      4,425       60,469   19.40%    19.58%     0.00%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES WORLDWIDE GROWTH
                2008                        0.75%   0.90%   $ 4.24   $ 5.84     56,380   $  239,678  -45.16%   -45.08%     1.22%
                2007                        0.75%   0.90%     7.71    10.65     54,180      424,193    8.65%     8.81%     0.76%
                2006                        0.75%   0.90%     7.09     9.80     54,502      393,947   17.14%    17.32%     1.79%
                2005                        0.75%   0.90%     6.04     8.37     53,854      331,542    4.92%     5.07%     1.39%
                2004                        0.75%   0.90%     5.75     7.98     53,587      313,523    3.84%     4.00%     1.05%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
                2008                        0.75%   0.90%     7.27     9.16      5,942       44,542  -45.30%   -45.22%     1.03%
                2007                        0.75%   0.90%    13.29    16.72      5,763       78,668    8.39%     8.55%     0.57%
                2006                        0.75%   0.90%    12.26    15.40      5,638       70,725   16.88%    17.06%     1.60%
                2005                        0.75%   0.90%    10.49    13.16      7,428       79,927    4.62%     4.78%     1.26%
                2004                        0.75%   0.90%    10.03    12.56      6,962       71,658    3.59%     3.75%     0.93%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES
                2008                        0.50%   0.90%     8.15     8.27      1,966       14,427  -39.54%   -39.29%     0.00%
                2007              6/7/07    0.50%   0.90%    13.48    13.63        880       11,967   -3.31%    -3.09%     0.00%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
                2008                        0.50%   0.90%     6.65    10.49     14,948      135,507  -39.68%   -39.44%     0.00%
                2007                        0.50%   0.90%    10.99    17.39     12,501      203,632    2.49%     2.90%     0.00%
                2006                        0.50%   0.90%    16.25    16.96      9,874      160,539   14.49%    14.66%     0.00%
                2005                        0.75%   0.90%    14.17    14.82      9,548      135,829    2.44%     2.59%     0.00%
                2004                        0.75%   0.90%    13.82    14.46      8,497      117,839   24.51%    24.70%     0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE
                2008                        0.50%   0.90%     4.75     4.78     15,042       71,834  -42.56%   -42.32%     1.77%
                2007             5/30/07    0.50%   0.90%     8.27     8.29      4,112       34,040  -17.40%    -7.90%     0.57%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES
                2008                        0.50%   0.90%     6.19     6.20      6,958       43,020  -34.35%   -34.28%     0.95%
                2007             11/9/07    0.50%   0.60%     9.43     9.44      1,203       11,348   -0.59%    -0.38%     0.00%
LINCOLN VIPT CORE
                2006                        0.50%   0.50%    11.92    11.92         92        1,093   13.36%    13.36%     1.04%
                2005            10/21/05    0.50%   0.50%    10.51    10.51         34          355    4.19%     4.19%     0.27%
LINCOLN VIPT DELAWARE BOND
                2008                        0.50%   0.90%    10.65    14.73    145,513    1,831,406   -3.79%    -3.41%     4.60%
                2007                        0.50%   0.90%    11.04    15.29    173,959    2,262,482    4.50%     4.92%     5.24%
                2006                        0.50%   0.90%    10.52    14.61    146,132    1,871,197    3.78%     4.19%     4.57%
                2005                        0.50%   0.90%    10.85    14.05    128,469    1,625,350    1.72%     2.13%     4.24%
                2004                        0.50%   0.90%    11.58    13.79    116,006    1,465,626    4.36%     4.52%     4.33%
LINCOLN VIPT DELAWARE GROWTH AND INCOME
                2008                        0.50%   0.60%     8.10     8.13      6,280       50,920  -36.15%   -36.09%     1.87%
                2007                        0.50%   0.60%    12.73    12.73      3,307       42,000    5.59%     5.59%     1.68%
                2006             11/7/06    0.50%   0.50%    12.05    12.05        519        6,254    2.90%     2.90%     1.18%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
                2008                        0.50%   0.90%     7.20    11.20      5,770       51,933  -35.01%   -34.73%     0.98%
                2007                        0.50%   0.90%    11.05    17.24      5,304       73,508    2.04%     2.46%     0.99%
                2006                        0.50%   0.90%    10.82    16.89      4,648       63,004   11.29%    11.74%     0.95%
                2005                        0.50%   0.90%     9.70    16.28      4,813       64,412   11.02%    11.19%     0.84%
                2004                        0.75%   0.90%     8.73    13.67      4,971       56,534   11.69%    11.86%     1.11%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES
                2008              2/8/08    0.50%   0.50%     5.81     5.81        346        2,009  -32.16%   -32.16%     2.72%
LINCOLN VIPT FI EQUITY-INCOME
                2008                        0.50%   0.90%     7.54     8.51     11,073       89,449  -38.88%   -38.63%     1.79%
                2007                        0.50%   0.90%    12.47    13.90     10,557      139,738    3.57%     3.83%     1.58%
                2006                        0.50%   0.75%    13.42    13.42      7,017       92,630   10.44%    10.44%     1.53%
                2005                        0.75%   0.75%    12.15    12.15      5,151       62,577    3.71%     3.71%     1.05%
                2004                        0.75%   0.75%    11.71    11.71      6,298       73,781    8.95%     8.95%     1.65%
LINCOLN VIPT GROWTH OPPORTUNITIES
                2006                        0.50%   0.90%    13.45    13.45        754       10,125    9.62%     9.62%     0.00%
                2005            12/15/05    0.50%   0.50%    12.27    12.27         92        1,127   -1.04%    -1.04%     0.00%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT JANUS CAPITAL APPRECIATION
                2008                        0.50%   0.90%   $ 4.43   $10.31      5,529   $   42,660  -41.35%   -41.11%     0.83%
                2007                        0.50%   0.90%     7.55    17.55      3,834       47,572   19.35%    19.78%     0.28%
                2006                        0.50%   0.90%     6.32    14.68      4,164       36,471    8.68%     8.85%     0.19%
                2005                        0.75%   0.90%     5.80    13.49      4,732       39,609    3.27%     3.42%     0.26%
                2004                        0.75%   0.90%     5.61    13.04      4,756       38,609    4.33%     4.50%     0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
                2008                        0.50%   0.75%     5.69     5.71     13,942       79,525  -49.33%   -49.20%     2.33%
                2007            10/19/07    0.50%   0.75%    11.22    11.24      1,606       18,045   -4.06%    19.15%     0.13%
LINCOLN VIPT MFS VALUE
                2008                        0.50%   0.90%     6.58     6.60      8,335       54,815  -32.69%   -32.63%     1.70%
                2007             11/6/07    0.50%   0.60%     9.78     9.79      2,399       23,468   -2.55%    -1.88%     0.96%
LINCOLN VIPT MID-CAP VALUE
                2008                        0.50%   0.90%     5.11     5.14      4,525       23,161  -41.24%   -41.01%     0.58%
                2007             7/12/07    0.50%   0.90%     8.69     8.71      2,731       23,742  -15.09%    -7.89%     0.44%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
                2008                        0.50%   0.90%    10.33    17.13     31,705      380,330  -37.22%   -36.97%     5.21%
                2007                        0.50%   0.90%    16.38    27.24     27,961      557,964   10.49%    10.93%     2.23%
                2006                        0.50%   0.90%    14.77    24.62     18,345      354,730   28.84%    29.36%     3.12%
                2005                        0.50%   0.90%    14.15    19.08     13,297      217,376   11.54%    11.98%     2.06%
                2004                        0.50%   0.90%    15.29    17.08      5,906       94,056   19.85%    20.03%     1.47%
LINCOLN VIPT MONEY MARKET
                2008                        0.50%   0.90%    11.14    12.52    529,566    6,119,526    1.43%     1.83%     2.27%
                2007                        0.50%   0.90%    10.98    12.34    387,363    4,438,910    4.02%     4.44%     4.85%
                2006                        0.50%   0.90%    10.55    11.85    405,269    4,455,683    3.74%     4.16%     4.59%
                2005                        0.50%   0.90%    10.17    11.41    407,572    4,320,053    1.86%     2.27%     2.70%
                2004                        0.50%   0.90%     9.99    11.19    513,763    5,336,668   -0.02%     0.13%     0.86%
LINCOLN VIPT SSgA BOND INDEX
                2008            10/20/08    0.50%   0.50%    10.31    10.31        537        5,538    6.19%     6.19%     0.63%
LINCOLN VIPT SSgA EMERGING MARKETS 100
                2008            10/20/08    0.50%   0.50%     6.21     6.21        880        5,462   -3.45%    -3.45%     0.87%
LINCOLN VIPT SSgA INTERNATIONAL INDEX
                2008            11/20/08    0.60%   0.60%     5.80     5.80         51          295   25.50%    25.50%     0.72%
LINCOLN VIPT SSgA S&P 500 INDEX
                2008                        0.50%   0.90%     7.36     7.46     20,378      150,390  -37.76%   -37.51%     4.11%
                2007             4/27/07    0.50%   0.90%    11.82    11.94     14,712      173,978   -4.63%    -0.85%     2.47%
LINCOLN VIPT SSgA SMALL-CAP INDEX
                2008                        0.50%   0.90%     6.02     6.06     12,263       74,096  -34.57%   -34.30%     1.38%
                2007             8/31/07    0.50%   0.90%     9.20     9.22      5,931       54,595   -4.36%    -2.24%     0.79%
LINCOLN VIPT SSgA SMALL-MID CAP 200
                2008             6/26/08    0.50%   0.50%     6.64     6.64         14           95  -25.21%   -25.21%     0.78%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
                2008                        0.50%   0.90%     5.75     5.79      9,378       54,104  -42.37%   -42.13%     0.46%
                2007             9/14/07    0.50%   0.90%     9.98    10.01      4,453       44,451    0.73%     1.85%     0.26%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
                2008                        0.50%   0.75%     8.05    11.02     10,862       89,965  -43.20%   -43.06%     0.00%
                2007                        0.50%   0.75%    14.15    19.40      5,461       79,650   12.72%    13.02%     0.00%
                2006                        0.50%   0.75%    12.52    17.22        991       12,774    8.46%     8.73%     0.00%
                2005                        0.50%   0.75%    15.87    15.87        294        3,597    8.99%     8.99%     0.00%
                2004              7/2/04    0.75%   0.75%    14.56    14.56          9          125    8.55%     8.55%     0.00%
LINCOLN VIPT TEMPLETON GROWTH
                2008                        0.50%   0.75%     6.09     6.11      5,768       35,219  -38.23%   -38.07%     2.22%
                2007             5/30/07    0.50%   0.75%     9.86     9.87      3,791       37,401   -1.93%     5.48%     2.12%
LINCOLN VIPT TURNER MID-CAP GROWTH
                2008                        0.50%   0.90%     5.53     5.57      3,437       19,053  -49.76%   -49.56%     0.00%
                2007             7/12/07    0.50%   0.90%    11.01    11.04      4,117       45,388    1.46%     6.74%     0.00%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
                2008                        0.50%   0.90%   $ 8.46   $10.73     19,227   $  174,300  -33.82%   -33.55%     7.01%
                2007                        0.50%   0.90%    12.77    16.22     14,054      189,753    5.42%     5.81%     1.82%
                2006                        0.50%   0.90%    12.09    15.38      9,172      118,698   13.47%    13.87%     1.47%
                2005                        0.50%   0.90%    10.64    13.56      5,975       67,837    5.84%     6.01%     1.18%
                2004                        0.75%   0.90%    10.04    12.16      4,610       48,830   12.69%    12.69%     1.70%
LINCOLN VIPT WILSHIRE 2020 PROFILE
                2008              1/4/08    0.50%   0.60%     7.53     7.54     12,390       93,336  -25.60%    -3.36%     3.26%
LINCOLN VIPT WILSHIRE 2030 PROFILE
                2008             1/16/08    0.50%   0.60%     7.20     7.22     25,677      184,985  -28.61%   -27.32%     1.76%
LINCOLN VIPT WILSHIRE 2040 PROFILE
                2008                        0.50%   0.60%     6.61     6.61     23,653      156,024  -35.87%   -35.87%     0.70%
                2007             8/17/07    0.50%   0.50%    10.30    10.30          1           13    7.38%     7.38%     0.89%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
                2008                        0.50%   0.60%     8.57     8.60     41,923      360,471  -40.82%   -40.76%     0.79%
                2007                        0.50%   0.60%    14.52    14.52     19,459      282,444   10.46%    10.46%     1.20%
                2006                        0.50%   0.50%    13.15    13.15      7,849      103,186   15.96%    15.96%     1.07%
                2005            11/16/05    0.50%   0.50%    11.34    11.34        452        5,123    2.49%     2.49%     0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
                2008                        0.50%   0.90%    10.00    10.00        505        5,016  -18.85%   -18.85%     1.62%
                2007                        0.50%   0.50%    12.32    12.32      6,293       77,511    7.24%     7.24%     1.60%
                2006            10/30/06    0.50%   0.50%    11.49    11.49      9,843      113,057    2.38%     2.38%     1.20%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
                2008                        0.50%   0.90%     9.45     9.59     70,619      674,964  -27.27%   -26.98%     2.22%
                2007                        0.50%   0.90%    12.99    13.13     41,771      547,013    8.29%     8.72%     1.50%
                2006                        0.50%   0.90%    12.08    12.08     29,178      351,826   11.47%    11.47%     1.51%
                2005            11/16/05    0.50%   0.50%    10.83    10.83        135        1,465    1.85%     1.85%     0.00%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
                2008                        0.50%   0.90%     8.95     9.08    134,446    1,218,029  -34.02%   -33.75%     1.10%
                2007                        0.50%   0.90%    13.57    13.71    109,567    1,499,631    8.83%     9.26%     2.20%
                2006                        0.50%   0.90%    12.55    12.55     26,277      329,344   13.57%    13.57%     1.50%
                2005              9/9/05    0.50%   0.75%    11.03    11.05      7,061       77,981   -0.45%     3.37%     0.00%
M FUND BRANDES INTERNATIONAL EQUITY
                2008                        0.50%   0.50%    10.81    10.81        132        1,431  -40.15%   -40.15%     4.68%
                2007                        0.50%   0.50%    18.06    18.06         79        1,419    7.49%     7.49%     2.35%
                2006                        0.50%   0.50%    16.80    16.80         58          975   26.15%    26.15%     1.65%
                2005                        0.50%   0.50%    13.32    13.32         36          475   10.00%    10.00%     2.41%
                2004            12/27/04    0.50%   0.50%    12.11    12.11          3           35    0.17%     0.17%     0.00%
MFS VIT CORE EQUITY
                2008                        0.75%   0.90%     8.23    10.73      1,097       11,466  -39.71%   -39.62%     0.83%
                2007                        0.75%   0.90%    13.65    17.76      1,343       23,365   10.14%    10.32%     0.34%
                2006                        0.50%   0.90%    12.37    16.10      1,429       22,377   12.77%    13.23%     0.42%
                2005                        0.50%   0.90%    10.95    14.26      1,267       17,632    0.76%     1.18%     0.71%
                2004                        0.50%   0.90%    10.85    14.13        971       13,412   11.62%    11.63%     0.07%
MFS VIT GROWTH
                2008                        0.50%   0.90%     4.10    12.20     69,432      395,506  -37.98%   -37.73%     0.24%
                2007                        0.50%   0.90%     6.60    19.64     73,799      697,186   20.09%    20.57%     0.00%
                2006                        0.50%   0.90%     5.49    16.33     73,266      564,552    6.93%     7.36%     0.00%
                2005                        0.50%   0.90%     5.13    15.25     76,362      554,631    8.21%     8.64%     0.00%
                2004                        0.50%   0.90%     4.73    14.07     79,458      525,303   11.95%    12.12%     0.00%
MFS VIT TOTAL RETURN
                2008                        0.50%   0.90%     9.33    12.20     87,724      937,456  -22.83%   -22.52%     3.03%
                2007                        0.50%   0.90%    12.04    15.80     86,739    1,220,603    3.28%     3.70%     2.56%
                2006                        0.50%   0.90%    11.61    15.28     93,140    1,284,193   10.89%    11.34%     2.27%
                2005                        0.50%   0.90%    11.53    13.77     83,546    1,051,413    1.90%     2.31%     1.99%
                2004                        0.50%   0.90%    11.79    13.50     68,358      857,852   10.32%    10.49%     1.66%

                                           MINIMUM MAXIMUM MINIMUM  MAXIMUM                          MINIMUM   MAXIMUM  INVESTMENT
                              COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                 TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR             DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING NET ASSETS RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
MFS VIT UTILITIES
                2008                        0.50%   0.90%   $11.47   $22.03     66,974   $  929,508  -38.23%   -37.98%     1.49%
                2007                        0.50%   0.90%    18.54    35.61     60,639    1,385,075   26.75%    27.26%     0.91%
                2006                        0.50%   0.90%    14.60    28.05     51,036      938,530   30.09%    30.61%     1.96%
                2005                        0.50%   0.90%    11.21    21.53     47,827      678,617   15.79%    16.25%     0.59%
                2004                        0.50%   0.90%     9.67    18.57     48,215      575,430   29.03%    29.23%     1.40%
NB AMT MID-CAP GROWTH
                2008                        0.50%   0.90%     5.00    12.34    104,222      852,492  -43.88%   -43.65%     0.00%
                2007                        0.50%   0.90%     8.89    21.95    105,181    1,531,432   21.43%    21.92%     0.00%
                2006                        0.50%   0.90%     7.31    18.05    102,029    1,220,610   13.64%    14.12%     0.00%
                2005                        0.50%   0.90%     6.42    15.86     88,842      910,057   12.72%    13.17%     0.00%
                2004                        0.50%   0.90%     5.69    14.04     61,878      486,230   15.27%    15.44%     0.00%
NB AMT PARTNERS
                2008                        0.75%   0.75%     7.36     7.36     11,997       88,360  -52.75%   -52.75%     0.53%
                2007                        0.75%   0.90%    15.59    15.59     13,583      212,698    8.52%     8.52%     0.68%
                2006                        0.75%   0.75%    14.36    14.36     11,449      164,439   11.40%    11.40%     0.77%
                2005                        0.75%   0.75%    12.89    12.89     10,593      136,581   17.16%    17.16%     0.83%
                2004                        0.75%   0.75%    11.00    11.00     11,917      131,134   18.09%    18.09%     0.01%
NB AMT REGENCY
                2008                        0.50%   0.90%     7.06    11.22     23,539      205,304  -46.31%   -46.09%     1.27%
                2007                        0.50%   0.90%    13.10    20.87     20,556      337,643    2.38%     2.79%     0.46%
                2006                        0.50%   0.90%    12.75    20.35     18,274      300,555   10.17%    10.61%     0.44%
                2005                        0.50%   0.90%    13.54    18.45     14,606      224,897   11.00%    11.44%     0.10%
                2004                        0.50%   0.90%    13.95    16.59      5,766       89,495   21.26%    21.45%     0.03%
PREMIER VIT OPCAP GLOBAL EQUITY
                2008                        0.00%   0.00%       --       --         --           --    0.00%     0.00%     1.57%
                2007                        0.80%   0.80%    16.40    16.40      8,571      140,547    6.55%     6.55%     0.84%
                2006                        0.80%   0.80%    15.39    15.39      9,826      151,229   20.10%    20.10%     0.81%
                2005                        0.80%   0.80%    12.82    12.82      9,728      124,670    6.18%     6.18%     0.33%
                2004                        0.80%   0.80%    12.07    12.07      8,576      103,509   11.64%    11.64%     0.51%
PREMIER VIT OPCAP MANAGED
                2008                        0.80%   0.80%     8.86     8.86      4,341       38,467  -30.33%   -30.33%     3.14%
                2007                        0.80%   0.80%    12.72    12.72      4,251       54,059    2.23%     2.23%     2.26%
                2006                        0.80%   0.80%    12.44    12.44      5,559       69,160    8.78%     8.78%     1.67%
                2005                        0.80%   0.80%    11.44    11.44      5,061       57,876    4.44%     4.44%     1.25%
                2004                        0.80%   0.80%    10.95    10.95      5,085       55,679    9.89%     9.89%     1.50%
PUTNAM VT GROWTH & INCOME CLASS IB
                2008                        0.75%   0.90%     7.96     9.64      2,508       20,113  -39.25%   -39.16%     2.16%
                2007                        0.75%   0.90%    13.10    15.85      2,611       34,477   -6.88%    -6.74%     1.29%
                2006                        0.75%   0.90%    14.07    17.00      2,693       38,193   14.87%    15.04%     1.51%
                2005                        0.75%   0.90%    12.25    14.77      2,756       34,023    4.29%     4.44%     1.55%
                2004                        0.75%   0.90%    11.75    14.15      2,838       33,599   10.12%    10.29%     2.14%
PUTNAM VT HEALTH SCIENCES CLASS IB
                2008                        0.75%   0.90%     9.12    11.36      4,703       47,394  -17.82%   -17.69%     0.00%
                2007                        0.75%   0.90%    11.09    13.80      5,225       63,003   -1.49%    -1.34%     0.78%
                2006                        0.75%   0.90%    11.26    13.99      4,710       57,401    1.87%     2.02%     0.30%
                2005                        0.75%   0.90%    11.05    13.71      4,820       57,189   12.18%    12.35%     0.06%
                2004                        0.75%   0.90%     9.85    12.20      5,041       53,397    6.16%     6.33%     0.16%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                        AGGREGATE  AGGREGATE
                                                         COST OF    PROCEEDS
SUBACCOUNT                                              PURCHASES  FROM SALES
-----------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          $  152,690   $153,905
AIM V.I. Core Equity                                      206,987    150,223
AIM V.I. Diversified Income                                24,534     21,876
AIM V.I. International Growth                              26,213     20,009
ABVPSF Global Technology Class A                          302,193    113,199
ABVPSF Growth and Income Class A                          375,468    161,633
ABVPSF International Value Class A                        181,480     49,538
ABVPSF Large Cap Growth Class A                            25,291     52,087
ABVPSF Small/Mid Cap Value Class A                        124,390     88,425
American Century VP Inflation Protection                  137,283    212,814
American Funds Global Growth Class 2                      452,572    138,871
American Funds Global Small Capitalization Class 2        711,530    272,186
American Funds Growth Class 2                           1,702,042    619,922
American Funds Growth-Income Class 2                      732,840    415,813
American Funds International Class 2                      932,286    211,820
Delaware VIPT Capital Reserves                              4,214      1,225
Delaware VIPT Diversified Income                          176,947    186,687
Delaware VIPT Emerging Markets                            805,361    278,753
Delaware VIPT High Yield                                  144,597    170,102
Delaware VIPT REIT                                        515,196    204,321
Delaware VIPT Small Cap Value                             274,917    282,359
Delaware VIPT Trend                                       256,434     92,749
Delaware VIPT U.S. Growth                                  17,327      5,975
Delaware VIPT Value                                       175,443     80,866
DWS VIP Equity 500 Index                                  312,524    221,545
DWS VIP Small Cap Index                                   157,639     70,555
Fidelity VIP Asset Manager                                 37,130     20,155
Fidelity VIP Contrafund Service Class                     369,847    221,431
Fidelity VIP Equity-Income                                 79,110     51,291
Fidelity VIP Equity-Income Service Class                   57,695     95,559
Fidelity VIP Growth Service Class                          77,963     91,890
Fidelity VIP Growth Opportunities Service Class            31,165      9,333
Fidelity VIP High Income Service Class                     18,920     22,603
Fidelity VIP Investment Grade Bond                         25,365     28,836
Fidelity VIP Mid Cap Service Class                        185,418     18,140
Fidelity VIP Overseas Service Class                       103,108     57,216
FTVIPT Franklin Income Securities                         157,934     38,542
FTVIPT Franklin Small-Mid Cap Growth Securities           121,357     92,288
FTVIPT Mutual Shares Securities                           145,556     31,955

                                                        AGGREGATE  AGGREGATE
                                                         COST OF    PROCEEDS
SUBACCOUNT                                              PURCHASES  FROM SALES
-----------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities                    $   69,739  $   46,338
FTVIPT Templeton Foreign Securities Class 2                34,923       8,700
FTVIPT Templeton Global Asset Allocation                   23,408       5,109
FTVIPT Templeton Global Income Securities                 128,803      95,660
FTVIPT Templeton Growth Securities                         93,102      54,746
FTVIPT Templeton Growth Securities Class 2                 11,232      10,769
Janus Aspen Series Balanced                                46,847      91,149
Janus Aspen Series Balanced Service Shares                 55,554      30,975
Janus Aspen Series Global Technology Service Shares         4,246       3,652
Janus Aspen Series Mid Cap Growth Service Shares           29,187      10,969
Janus Aspen Series Worldwide Growth                        49,696      49,002
Janus Aspen Series Worldwide Growth Service Shares         11,431       7,787
Lincoln VIPT Baron Growth Opportunities                    14,367       1,418
Lincoln VIPT Baron Growth Opportunities Service Class      72,183      49,672
Lincoln VIPT Cohen & Steers Global Real Estate            101,400      31,970
Lincoln VIPT Columbia Value Opportunities                  74,748      14,337
Lincoln VIPT Delaware Bond                                369,646     641,992
Lincoln VIPT Delaware Growth and Income                    47,619      15,101
Lincoln VIPT Delaware Social Awareness                     15,577       5,736
Lincoln VIPT Delaware Special Opportunities                 2,917         575
Lincoln VIPT FI Equity-Income                              41,918      31,510
Lincoln VIPT Janus Capital Appreciation                    30,650       9,381
Lincoln VIPT Marsico International Growth                 127,751       7,645
Lincoln VIPT MFS Value                                     56,987       5,321
Lincoln VIPT Mid-Cap Value                                 25,396      14,422
Lincoln VIPT Mondrian International Value                 207,461     108,328
Lincoln VIPT Money Market                               5,608,247   3,935,361
Lincoln VIPT SSgA Bond Index                                5,983         769
Lincoln VIPT SSgA Emerging Markets 100                      6,168         439
Lincoln VIPT SSgA International Index                         271           1
Lincoln VIPT SSgA S&P 500 Index                           168,391     123,286
Lincoln VIPT SSgA Small-Cap Index                          88,156      34,615
Lincoln VIPT SSgA Small-Mid Cap 200                           160          29
Lincoln VIPT T. Rowe Price Growth Stock                    63,884      29,066
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      172,431     103,561
Lincoln VIPT Templeton Growth                              30,191      10,108
Lincoln VIPT Turner Mid-Cap Growth                         25,325      34,216
Lincoln VIPT UBS Global Asset Allocation                  253,448     144,184
Lincoln VIPT Wilshire 2020 Profile                        114,674       2,769
Lincoln VIPT Wilshire 2030 Profile                        231,661       8,957
Lincoln VIPT Wilshire 2040 Profile                        172,738       2,060
Lincoln VIPT Wilshire Aggressive Profile                  318,998      50,695
Lincoln VIPT Wilshire Conservative Profile                 14,978      76,617
Lincoln VIPT Wilshire Moderate Profile                    495,835     128,854
Lincoln VIPT Wilshire Moderately Aggressive Profile       723,864     384,114
M Fund Brandes International Equity                           985          58
MFS VIT Core Equity                                         2,599       6,023
MFS VIT Growth                                             61,130     127,888
MFS VIT Total Return                                      363,599     260,548
MFS VIT Utilities                                         458,207     149,093
NB AMT Mid-Cap Growth                                     127,674     141,984
NB AMT Partners                                            31,851      34,425
NB AMT Regency                                             63,631      35,611
Premier VIT OPCAP Global Equity                            33,579     133,314
Premier VIT OPCAP Managed                                   9,370       4,315
Putnam VT Growth & Income Class IB                          5,936       1,581
Putnam VT Health Sciences Class IB                         22,409      27,837

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                  NET
                                                        SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                               OWNED   VALUE   OF SHARES  COST OF SHARES
--------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                           53,728  $16.89  $  907,473    $1,374,623
AIM V.I. Core Equity                                    73,570   19.75   1,453,011     1,859,589
AIM V.I. Diversified Income                             34,390    5.86     201,526       293,991
AIM V.I. International Growth                           15,957   19.49     310,997       353,649
ABVPSF Global Technology Class A                        21,072   10.90     229,687       355,673
ABVPSF Growth and Income Class A                        35,710   13.10     467,808       807,696
ABVPSF International Value Class A                      18,559   11.05     205,081       375,242
ABVPSF Large Cap Growth Class A                          3,621   18.47      66,888        83,293
ABVPSF Small/Mid Cap Value Class A                      26,973    9.92     267,570       408,606
American Century VP Inflation Protection                39,622    9.91     392,649       408,492
American Funds Global Growth Class 2                    40,037   13.88     555,716       856,479
American Funds Global Small Capitalization Class 2      69,613   11.03     767,826     1,494,735
American Funds Growth Class 2                           94,102   33.27   3,130,768     5,125,185
American Funds Growth-Income Class 2                   102,348   24.11   2,467,601     3,800,316
American Funds International Class 2                   133,312   12.19   1,625,078     2,462,931
Delaware VIPT Capital Reserves                           2,430    9.20      22,356        23,453
Delaware VIPT Diversified Income                        53,560    9.25     495,428       516,680
Delaware VIPT Emerging Markets                          91,142   11.28   1,028,081     1,684,143
Delaware VIPT High Yield                               115,353    4.14     477,563       651,100
Delaware VIPT REIT                                      89,399    6.64     593,610     1,245,783
Delaware VIPT Small Cap Value                           48,029   18.64     895,253     1,263,022
Delaware VIPT Trend                                     30,631   16.61     508,776       853,381
Delaware VIPT U.S. Growth                               15,519    5.01      77,749       108,020
Delaware VIPT Value                                     31,639   12.83     405,925       597,765
DWS VIP Equity 500 Index                               188,873    9.55   1,803,737     2,346,536
DWS VIP Small Cap Index                                 68,009    8.63     586,920       898,471
Fidelity VIP Asset Manager                              19,162   10.31     197,557       276,947
Fidelity VIP Contrafund Service Class                   72,361   15.33   1,109,297     1,875,090
Fidelity VIP Equity-Income                              27,104   13.18     357,226       615,268
Fidelity VIP Equity-Income Service Class                14,572   13.14     191,472       324,230
Fidelity VIP Growth Service Class                       11,518   23.47     270,325       374,167
Fidelity VIP Growth Opportunities Service Class          4,930    9.97      49,149        75,037
Fidelity VIP High Income Service Class                  14,200    3.94      55,947        83,917
Fidelity VIP Investment Grade Bond                      21,917   11.84     259,499       277,864
Fidelity VIP Mid Cap Service Class                      13,597   18.33     249,240       408,974
Fidelity VIP Overseas Service Class                     11,403   12.12     138,203       205,090
FTVIPT Franklin Income Securities                       16,034   11.58     185,677       262,309
FTVIPT Franklin Small-Mid Cap Growth Securities         19,964   12.06     240,765       383,437
FTVIPT Mutual Shares Securities                         16,434   11.92     195,888       313,131
FTVIPT Templeton Foreign Securities                     19,456   10.95     213,048       297,767
FTVIPT Templeton Foreign Securities Class 2              8,093   10.76      87,081       115,559
FTVIPT Templeton Global Asset Allocation                 5,147    8.63      44,416        77,109
FTVIPT Templeton Global Income Securities               23,177   17.42     403,750       369,781
FTVIPT Templeton Growth Securities                      27,977    8.34     233,331       374,102
FTVIPT Templeton Growth Securities Class 2               4,598    8.20      37,700        59,467
Janus Aspen Series Balanced                              9,663   22.90     221,280       241,741
Janus Aspen Series Balanced Service Shares              10,289   23.75     244,356       259,087
Janus Aspen Series Global Technology Service Shares      7,244    2.90      21,008        27,280
Janus Aspen Series Mid Cap Growth Service Shares         4,538   20.70      93,944       123,660
Janus Aspen Series Worldwide Growth                     12,438   19.27     239,683       334,340
Janus Aspen Series Worldwide Growth Service Shares       2,332   19.10      44,543        60,417
Lincoln VIPT Baron Growth Opportunities                    830   17.39      14,427        23,771
Lincoln VIPT Baron Growth Opportunities Service Class    7,826   17.32     135,510       196,871
Lincoln VIPT Cohen & Steers Global Real Estate          15,581    4.59      71,502       105,691
Lincoln VIPT Columbia Value Opportunities                6,308    6.82      43,021        64,881
Lincoln VIPT Delaware Bond                             156,801   11.68   1,831,121     1,992,359
Lincoln VIPT Delaware Growth and Income                  2,428   20.97      50,921        69,759
Lincoln VIPT Delaware Social Awareness                   2,318   22.41      51,934        73,544

                                                                  NET
                                                        SHARES   ASSET  FAIR VALUE
SUBACCOUNT                                               OWNED   VALUE   OF SHARES  COST OF SHARES
--------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Special Opportunities                 83   $24.09 $    2,009    $    2,276
Lincoln VIPT FI Equity-Income                            9,538     9.38     89,451       140,563
Lincoln VIPT Janus Capital Appreciation                  3,015    14.15     42,661        58,757
Lincoln VIPT Marsico International Growth                9,624     8.26     79,526       137,060
Lincoln VIPT MFS Value                                   3,165    17.32     54,816        73,691
Lincoln VIPT Mid-Cap Value                               2,864     8.09     23,161        31,480
Lincoln VIPT Mondrian International Value               28,500    13.34    380,273       553,089
Lincoln VIPT Money Market                              610,947    10.00  6,109,471     6,109,466
Lincoln VIPT SSgA Bond Index                               539    10.27      5,538         5,244
Lincoln VIPT SSgA Emerging Markets 100                     930     5.88      5,462         5,696
Lincoln VIPT SSgA International Index                       49     5.96        295           270
Lincoln VIPT SSgA S&P 500 Index                         24,113     6.24    150,393       197,328
Lincoln VIPT SSgA Small-Cap Index                        6,464    11.41     73,764       102,506
Lincoln VIPT SSgA Small-Mid Cap 200                         14     6.84         95           128
Lincoln VIPT T. Rowe Price Growth Stock                  5,098    10.61     54,105        73,128
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth    11,681     7.69     89,805       141,302
Lincoln VIPT Templeton Growth                            1,820    19.35     35,220        56,111
Lincoln VIPT Turner Mid-Cap Growth                       3,188     5.98     19,053        28,146
Lincoln VIPT UBS Global Asset Allocation                20,030     8.69    174,142       271,660
Lincoln VIPT Wilshire 2020 Profile                      12,368     7.55     93,337       111,434
Lincoln VIPT Wilshire 2030 Profile                      25,327     7.30    184,835       221,366
Lincoln VIPT Wilshire 2040 Profile                      23,198     6.73    156,027       170,304
Lincoln VIPT Wilshire Aggressive Profile                43,811     8.23    360,476       518,363
Lincoln VIPT Wilshire Conservative Profile                 530     9.47      5,016         5,681
Lincoln VIPT Wilshire Moderate Profile                  74,410     9.07    674,975       866,099
Lincoln VIPT Wilshire Moderately Aggressive Profile    141,076     8.63  1,218,048     1,745,386
M Fund Brandes International Equity                        152     9.44      1,431         2,369
MFS VIT Core Equity                                      1,105    10.38     11,466        14,512
MFS VIT Growth                                          25,321    15.62    395,514       487,905
MFS VIT Total Return                                    60,736    15.42    936,542     1,186,757
MFS VIT Utilities                                       50,961    18.24    929,526     1,210,156
NB AMT Mid-Cap Growth                                   52,820    16.14    852,509     1,004,894
NB AMT Partners                                         12,428     7.11     88,362       186,737
NB AMT Regency                                          23,869     8.60    205,271       330,039
Premier VIT OPCAP Managed                                1,592    24.16     38,468        58,310
Putnam VT Growth & Income Class IB                       1,754    11.47     20,113        34,773
Putnam VT Health Sciences Class IB                       4,301    11.02     47,395        51,836

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                         UNITS    UNITS   NET INCREASE
SUBACCOUNT                                              ISSUED  REDEEMED   (DECREASE)
--------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                          26,490   (21,955)      4,535
AIM V.I. Core Equity                                   25,559   (22,186)      3,373
AIM V.I. Diversified Income                               580    (2,025)     (1,445)
AIM V.I. International Growth                           1,278    (1,386)       (108)
ABVPSF Global Technology Class A                       17,976    (1,520)     16,456
ABVPSF Growth and Income Class A                       13,645    (5,404)      8,241
ABVPSF International Value Class A                     20,668    (5,803)     14,865
ABVPSF Large Cap Growth Class A                         2,450    (4,596)     (2,146)
ABVPSF Small/Mid Cap Value Class A                      7,538    (4,933)      2,605
American Century VP Inflation Protection               10,193   (18,909)     (8,716)
American Funds Global Growth Class 2                   21,821    (4,057)     17,764
American Funds Global Small Capitalization Class 2     25,555    (6,107)     19,448
American Funds Growth Class 2                          92,764   (41,365)     51,399
American Funds Growth-Income Class 2                   44,672   (39,190)      5,482
American Funds International Class 2                   47,404   (16,264)     31,140
Delaware VIPT Capital Reserves                            319      (124)        195
Delaware VIPT Diversified Income                       12,839   (16,134)     (3,295)

                                                          UNITS     UNITS    NET INCREASE
SUBACCOUNT                                               ISSUED   REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------
Delaware VIPT Emerging Markets                           23,293     (7,859)     15,434
Delaware VIPT High Yield                                  8,167    (13,138)     (4,971)
Delaware VIPT REIT                                       17,857    (13,864)      3,993
Delaware VIPT Small Cap Value                            15,428    (20,141)     (4,713)
Delaware VIPT Trend                                      13,111    (10,160)      2,951
Delaware VIPT U.S. Growth                                 1,310       (604)        706
Delaware VIPT Value                                      11,487     (7,099)      4,388
DWS VIP Equity 500 Index                                 30,207    (24,572)      5,635
DWS VIP Small Cap Index                                   6,289     (5,762)        527
Fidelity VIP Asset Manager                                  371     (1,528)     (1,157)
Fidelity VIP Contrafund Service Class                    26,976    (16,991)      9,985
Fidelity VIP Equity-Income                                7,236     (5,853)      1,383
Fidelity VIP Equity-Income Service Class                  3,812     (6,130)     (2,318)
Fidelity VIP Growth Service Class                         8,090     (9,138)     (1,048)
Fidelity VIP Growth Opportunities Service Class           4,685     (1,183)      3,502
Fidelity VIP High Income Service Class                      882     (1,730)       (848)
Fidelity VIP Investment Grade Bond                        1,222     (2,084)       (862)
Fidelity VIP Mid Cap Service Class                       12,151     (1,826)     10,325
Fidelity VIP Overseas Service Class                       5,620     (3,327)      2,293
FTVIPT Franklin Income Securities                        14,304     (3,835)     10,469
FTVIPT Franklin Small-Mid Cap Growth Securities           8,011     (6,369)      1,642
FTVIPT Mutual Shares Securities                          13,493     (3,855)      9,638
FTVIPT Templeton Foreign Securities                       2,808     (3,886)     (1,078)
FTVIPT Templeton Foreign Securities Class 2               1,897       (865)      1,032
FTVIPT Templeton Global Asset Allocation                    762       (426)        336
FTVIPT Templeton Global Income Securities                 9,851     (8,285)      1,566
FTVIPT Templeton Growth Securities                        6,159     (3,988)      2,171
FTVIPT Templeton Growth Securities Class 2                  558       (883)       (325)
Janus Aspen Series Balanced                               1,724     (7,025)     (5,301)
Janus Aspen Series Balanced Service Shares                2,386     (2,361)         25
Janus Aspen Series Global Technology Service Shares       1,538       (962)        576
Janus Aspen Series Mid Cap Growth Service Shares          1,333       (680)        653
Janus Aspen Series Worldwide Growth                      10,227     (8,027)      2,200
Janus Aspen Series Worldwide Growth Service Shares        1,124       (945)        179
Lincoln VIPT Baron Growth Opportunities                   1,225       (139)      1,086
Lincoln VIPT Baron Growth Opportunities Service Class     5,515     (3,068)      2,447
Lincoln VIPT Cohen & Steers Global Real Estate           15,013     (4,083)     10,930
Lincoln VIPT Columbia Value Opportunities                 6,113       (358)      5,755
Lincoln VIPT Delaware Bond                               27,701    (56,147)    (28,446)
Lincoln VIPT Delaware Growth and Income                   3,399       (426)      2,973
Lincoln VIPT Delaware Social Awareness                      933       (467)        466
Lincoln VIPT Delaware Special Opportunities                 457       (111)        346
Lincoln VIPT FI Equity-Income                             3,766     (3,250)        516
Lincoln VIPT Janus Capital Appreciation                   2,681       (986)      1,695
Lincoln VIPT Marsico International Growth                13,376     (1,040)     12,336
Lincoln VIPT MFS Value                                    6,711       (775)      5,936
Lincoln VIPT Mid-Cap Value                                3,990     (2,196)      1,794
Lincoln VIPT Mondrian International Value                10,406     (6,662)      3,744
Lincoln VIPT Money Market                               502,772   (360,569)    142,203
Lincoln VIPT SSgA Bond Index                                651       (114)        537
Lincoln VIPT SSgA Emerging Markets 100                    1,013       (133)        880
Lincoln VIPT SSgA International Index                        51         --          51
Lincoln VIPT SSgA S&P 500 Index                          18,892    (13,226)      5,666
Lincoln VIPT SSgA Small-Cap Index                        11,063     (4,731)      6,332
Lincoln VIPT SSgA Small-Mid Cap 200                          18         (4)         14
Lincoln VIPT T. Rowe Price Growth Stock                   8,734     (3,809)      4,925
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      6,266       (865)      5,401
Lincoln VIPT Templeton Growth                             3,277     (1,300)      1,977
Lincoln VIPT Turner Mid-Cap Growth                        3,227     (3,907)       (680)
Lincoln VIPT UBS Global Asset Allocation                  8,595     (3,422)      5,173
Lincoln VIPT Wilshire 2020 Profile                       12,908       (518)     12,390
Lincoln VIPT Wilshire 2030 Profile                       26,867     (1,190)     25,677

                                                         UNITS     UNITS    NET INCREASE
SUBACCOUNT                                              ISSUED   REDEEMED    (DECREASE)
----------------------------------------------------------------------------------------
Lincoln VIPT Wilshire 2040 Profile                      23,922      (270)      23,652
Lincoln VIPT Wilshire Aggressive Profile                27,845    (5,381)      22,464
Lincoln VIPT Wilshire Conservative Profile               1,766    (7,554)      (5,788)
Lincoln VIPT Wilshire Moderate Profile                  39,534   (10,686)      28,848
Lincoln VIPT Wilshire Moderately Aggressive Profile     60,420   (35,541)      24,879
M Fund Brandes International Equity                         64       (11)          53
MFS VIT Core Equity                                        153      (399)        (246)
MFS VIT Growth                                           9,232   (13,599)      (4,367)
MFS VIT Total Return                                    22,794   (21,809)         985
MFS VIT Utilities                                       15,414    (9,079)       6,335
NB AMT Mid-Cap Growth                                   12,061   (13,020)        (959)
NB AMT Partners                                            831    (2,417)      (1,586)
NB AMT Regency                                           6,124    (3,141)       2,983
Premier VIT OPCAP Global Equity                             25    (8,596)      (8,571)
Premier VIT OPCAP Managed                                  481      (391)          90
Putnam VT Growth & Income Class IB                          35      (138)        (103)
Putnam VT Health Sciences Class IB                       1,963    (2,485)        (522)

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                          UNITS     UNITS    NET INCREASE
SUBACCOUNT                                               ISSUED   REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                            21,757   (17,317)       4,440
AIM V.I. Core Equity                                     26,089   (23,995)       2,094
AIM V.I. Diversified Income                                 683    (1,823)      (1,140)
AIM V.I. International Growth                             1,467    (1,467)          --
ABVPSF Global Technology Class A                          9,102    (1,255)       7,847
ABVPSF Growth and Income Class A                         14,771    (3,744)      11,027
ABVPSF International Value Class A                       17,655    (2,914)      14,741
ABVPSF Large Cap Growth Class A                           2,771    (1,579)       1,192
ABVPSF Small/Mid Cap Value Class A                        5,599    (1,927)       3,672
American Century VP Inflation Protection                 14,599    (5,684)       8,915
American Funds Global Growth Class 2                     23,076    (3,463)      19,613
American Funds Global Small Capitalization Class 2       22,172    (9,700)      12,472
American Funds Growth Class 2                           115,216   (38,897)      76,319
American Funds Growth-Income Class 2                    103,359   (26,626)      76,733
American Funds International Class 2                     45,345   (14,961)      30,384
Delaware VIPT Capital Reserves                              105      (230)        (125)
Delaware VIPT Diversified Income                         24,612    (7,340)      17,272
Delaware VIPT Emerging Markets                           16,056   (11,317)       4,739
Delaware VIPT High Yield                                 16,527    (5,975)      10,552
Delaware VIPT REIT                                       25,369   (12,501)      12,868
Delaware VIPT Small Cap Value                            20,276   (13,794)       6,482
Delaware VIPT Trend                                      17,043    (8,468)       8,575
Delaware VIPT U.S. Growth                                 1,359      (965)         394
Delaware VIPT Value                                      14,281    (8,615)       5,666
DWS VIP Equity 500 Index                                 32,151   (21,417)      10,734
DWS VIP Small Cap Index                                   7,299    (3,957)       3,342
Fidelity VIP Asset Manager                                  440    (1,268)        (828)
Fidelity VIP Contrafund Service Class                    19,160   (16,693)       2,467
Fidelity VIP Equity-Income                                5,303   (17,689)     (12,386)
Fidelity VIP Equity-Income Service Class                  3,531    (3,390)         141
Fidelity VIP Growth Service Class                         8,516    (9,808)      (1,292)
Fidelity VIP Growth Opportunities Service Class           1,096      (906)         190
Fidelity VIP High Income Service Class                    1,122    (1,083)          39
Fidelity VIP Investment Grade Bond                        1,155    (6,973)      (5,818)
Fidelity VIP Mid Cap Service Class                       10,555    (2,917)       7,638
Fidelity VIP Overseas Service Class                       3,624    (3,905)        (281)
FTVIPT Franklin Income Securities                         9,717    (1,223)       8,494
FTVIPT Franklin Small-Mid Cap Growth Securities           7,671    (3,717)       3,954
FTVIPT Mutual Shares Securities                          13,964    (1,030)      12,934
FTVIPT Templeton Foreign Securities                       4,334    (2,425)       1,909

                                                          UNITS     UNITS    NET INCREASE
SUBACCOUNT                                               ISSUED   REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------------
FTVIPT Templeton Foreign Securities Class 2                 902     (1,399)       (497)
FTVIPT Templeton Global Asset Allocation                    516       (355)        161
FTVIPT Templeton Global Income Securities                10,755     (1,964)      8,791
FTVIPT Templeton Growth Securities                       10,423     (7,854)      2,569
FTVIPT Templeton Growth Securities Class 2                1,130       (598)        532
Janus Aspen Series Balanced                               4,547     (4,045)        502
Janus Aspen Series Balanced Service Shares                2,391     (3,467)     (1,076)
Janus Aspen Series Global Technology Service Shares         694       (749)        (55)
Janus Aspen Series Mid Cap Growth Service Shares          1,250       (704)        546
Janus Aspen Series Worldwide Growth                       6,518     (6,840)       (322)
Janus Aspen Series Worldwide Growth Service Shares          682       (557)        125
Lincoln VIPT Baron Growth Opportunities                     910        (30)        880
Lincoln VIPT Baron Growth Opportunities Service Class     4,452     (1,825)      2,627
Lincoln VIPT Cohen & Steers Global Real Estate            4,181        (69)      4,112
Lincoln VIPT Core                                            21       (113)        (92)
Lincoln VIPT Delaware Bond                               47,822    (19,995)     27,827
Lincoln VIPT Delaware Growth and Income                   2,946       (158)      2,788
Lincoln VIPT Delaware Social Awareness                    1,821     (1,165)        656
Lincoln VIPT FI Equity-Income                             4,745     (1,205)      3,540
Lincoln VIPT Growth Opportunities                            89       (843)       (754)
Lincoln VIPT Janus Capital Appreciation                   1,238     (1,568)       (330)
Lincoln VIPT Marsico International Growth                 1,612         (6)      1,606
Lincoln VIPT MFS Value                                    2,435        (36)      2,399
Lincoln VIPT Turner Mid-Cap Growth                        4,532       (415)      4,117
Lincoln VIPT Mid-Cap Value                                5,021     (2,290)      2,731
Lincoln VIPT Mondrian International Value                14,707     (5,091)      9,616
Lincoln VIPT Money Market                               650,469   (668,375)    (17,906)
Lincoln VIPT SSgA S&P 500 Index                          17,575     (2,863)     14,712
Lincoln VIPT SSgA Small-Cap Index                         6,864       (933)      5,931
Lincoln VIPT T. Rowe Price Growth Stock                   5,302       (849)      4,453
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth      5,004       (534)      4,470
Lincoln VIPT Templeton Growth                             3,830        (39)      3,791
Lincoln VIPT UBS Global Asset Allocation                  7,564     (2,682)      4,882
Lincoln VIPT Columbia Value Opportunities                 1,207         (4)      1,203
Lincoln VIPT Wilshire 2040 Profile                           40        (39)          1
Lincoln VIPT Wilshire Aggressive Profile                 13,347     (1,737)     11,610
Lincoln VIPT Wilshire Conservative Profile                  161     (3,711)     (3,550)
Lincoln VIPT Wilshire Moderate Profile                   16,134     (3,541)     12,593
Lincoln VIPT Wilshire Moderately Aggressive Profile      94,080    (10,790)     83,290
M Fund Brandes International Equity                          33        (12)         21
MFS VIT Core Equity                                          48       (134)        (86)
MFS VIT Growth                                           10,517     (9,984)        533
MFS VIT Total Return                                     16,977    (23,378)     (6,401)
MFS VIT Utilities                                        17,225     (7,622)      9,603
NB AMT Mid-Cap Growth                                    14,203    (11,051)      3,152
NB AMT Partners                                           2,960       (826)      2,134
NB AMT Regency                                            5,573     (3,291)      2,282
Premier VIT OPCAP Global Equity                             462     (1,717)     (1,255)
Premier VIT OPCAP Managed                                   480     (1,788)     (1,308)
Putnam VT Growth & Income Class IB                           23       (105)        (82)
Putnam VT Health Sciences Class IB                          836       (321)        515

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York and
Contract Owners of Lincoln Life & Annuity Flexible Premium Variable Life
Account M

We have audited the accompanying statement of assets and liabilities of Lincoln Life & Annuity Flexible Premium Variable Life Account M ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Flexible Premium Variable Life Account M at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 13, 2009

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(1) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(1)

(2) N/A

(3) (a) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)

(4) (a) Policy Form LN670 NY(4)

     (b) Death Benefit Option 3 - B10424 NY(6)

     (c) Riders - Policy Form LR434 NY, LR435 NY(5)

     (d) Accounting Value Rider - Policy Form LR500 NY(6)

     (e) Change of Insured Rider - Policy Form LR496 NY(6)

     (f) Estate Tax Repeal Rider - Policy Form LR511 NY(7)

     (g) Supplemental Term Insurance Rider - Policy Form LR516 NY(4)

     (h) Overloan Protection Rider - Policy Form LR540 NY(10)

(5) (a) Application - Policy Form LFF06300-18 NY(2)

     (b) Addendum to Application(2)

(6) (a) Articles of Incorporation of Lincoln Life & Annuity Company of New
   York(8)

     (b) Bylaws of Lincoln Life & Annuity Company of New York(8)

(7) Reinsurance Contracts(13)

(8) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (a) AIM Variable Insurance Funds(11)

     (b) AllianceBernstein Variable Products Series Fund, Inc.(16)

     (c) American Funds Insurance Series(16)

     (d) American Century Investments Variable Portfolios, Inc.(16)

     (e) BlackRock Variable Series Funds, Inc. (To be filed by amendment)

     (f) Delaware VIP Trust(11)

     (g) DWS Investments VIT Funds(11)

     (h) DWS Variable Series II (To be filed by amendment)

     (i) Fidelity Variable Insurance Products(11)

     (j) Franklin Templeton Variable Insurance Products Trust(11)

     (k) Janus Aspen Series(11)

     (l) Lincoln Variable Insurance Products Trust(16)

     (m) M Fund, Inc.(11)

     (n) MFS Variable Insurance Trust(11)

     (o) Neuberger Berman Advisers Management Trust(11)

     (p) Pimco Variable Insurance Trust(11)

     (q) Putnam Variable Trust(11)

(9) (a) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.(9)

   (b) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(12)

(10) Not applicable.

(11) Opinion and Consent of John L. Reizian, Esquire.

(12) Not Applicable.

(13) Not Applicable.

(14) Consent of Ernst & Young LLP, Independent Registered Public Accounting
Firm.

(15) Not applicable.

(16) Not applicable.

(17) Compliance Procedures(17)

__________________________

(1) Incorporated by reference to Initial Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(2) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-84684) filed on March 21, 2002.

(5) Incorporated by reference to Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-42507) filed on July 2, 1998.

(6) Incorporated by reference to Post-Effective Amendment No. 7 on Form S-6 (File No. 333-42507) filed on April 20, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-77496) filed on April 2,
2007.

(9) Incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(10) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.

(11) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-141769) filed on April 2, 2008.

(12) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(13) Incorporated by reference to Initial Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(14) Incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 333-61554) filed on March 16, 2009.

(15) Incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(16) Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-141768) filed on April 2, 2009.
(17) Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-139960) filed on April 1, 2009.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   ---------------------------------------------------------------
J. Patrick Barrett                 Director
4605 Watergap
Manlius, NY 13104
Charles C. Cornelio*****           Executive Vice President and Chief Administrative Officer
Frederick J. Crawford***           Executive Vice President, Chief Financial Officer and Director
Robert W. Dineen****               Director
Lawrence A. Samplatsky****         Vice President and Chief Compliance Officer
Dennis R. Glass******              President, Chief Executive Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen*****                 Senior Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Dennis L. Schoff******             Director
Robert O. Sheppard*                Second Vice President and General Counsel
Michael S. Smith***                Assistant Vice President and Director
Rise C. M. Taylor**                Second Vice President and Treasurer
C. Suzanne Womack******            Secretary

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 1300 South Clinton Street, Fort Wayne, IN 46801

        *** Principal business address is Center Square West Tower, 1500 Market Street, Suite 3900, Philadelphia, PA 19102-2112

**** Principal business address is 350 Church Street, Hartford, CT 06103

*****     Principal business address is 100 North Greene Street, Greensboro, NC
27401

******    Principal business address is 150 Radnor Chester Road, Radnor, PA
19087

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

     Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (14)

Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. currently serves as Principal Underwriter for; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account R for Flexible Premium Variable Life Insurance; LLANY Separate Account S for Flexible Premium Variable Life Insurance; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------
David M. Kittredge*        Senior Vice President
Randal J. Freitag*         Vice President and Treasurer
Patrick J. Caulfield**     Vice President and Chief Compliance Officer
Joel Schwartz*             Vice President and Director
James Ryan*                Vice President and Director
Keith S. Ryan***           Vice President and Chief Financial Officer
Linda E. Woodward***       Secretary
Wilford H. Fuller*         President, Chief Executive Officer and Director

      * Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

  *** Principal business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life & Annuity Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment Number 3 to the Registration Statement on Form N-6 (File No.: 333-141771; 811-08559; CIK: 0001051629) to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut, on the 22nd day of April, 2009.

                        LINCOLN LIFE & ANNUITY FLEXIBLE PREMIUM
                        VARIABLE LIFE ACCOUNT M
                        (REGISTRANT)


                        By:    /s/ Joshua R. Durand
                           ----------------------------------------
                           Joshua R. Durand
                           Assistant Vice President
                           Lincoln Life & Annuity Company of New York




                        LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                        (DEPOSITOR)


                        By:    /s/ Joshua R. Durand
                           ----------------------------------------
                           Joshua R. Durand
                           Assistant Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 3 to the Registration Statement (File No.:
333-141771; 811-08559; CIK: 0001051629) has been signed below on April 22,
2009, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                                  TITLE
---------                                                  -----
/s/ Dennis R. Glass               *                        President
-------------------------------------
Dennis R. Glass

/s/ Frederick J. Crawford         *                        Executive Vice President, Chief Financial Officer and Director
-------------------------------------
Frederick J. Crawford

/s/ Charles C. Cornelio           *                        Executive Vice President; Chief Administration Officer
-------------------------------------
Charles C. Cornelio

/s/ Mark E. Konen                 *                        Senior Vice President and Director
-------------------------------------
Mark E. Konen

/s/ Michael S. Smith              *                        Assistant Vice President and Director
-------------------------------------
Michael S. Smith

/s/ J. Patrick Barrett            *                        Director
-------------------------------------
J. Patrick Barrett

/s/ Patrick P. Coyne              *                        Director
-------------------------------------
Patrick P. Coyne

/s/ Robert W. Dineen              *                        Director
-------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III      *                        Director
-------------------------------------
George W. Henderson, III

/s/ M. Leanne Lachman             *                        Director
-------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia            *                        Director
-------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard            *                        Director
-------------------------------------
Patrick S. Pittard

/s/ Dennis L. Schoff              *                        Director
-------------------------------------
Dennis L. Schoff


*By:   /s/ John L. Reizian
    -------------------------------------
    John L. Reizian
    Attorney-in-Fact, pursuant to a Power-
    of-Attorney filed with this Registration
    Statement

                         POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, John D. Weber, Brian A. Kroll, Lawrence A. Samplatsky, Delson R. Campbell and John L. Reizian, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: 333-141788; 333-141779; 333-141767; 333-141771; 333-141775; 333-141782; 333-141785;
333-141789; 333-141790; 333-148917; 333-155333
LLANY Separate Account R for Flexible Premium Variable Life: 333-141768; 333-141772; 333-141776; 333-141780; 333-141784; 333-141786; 333-149053
LLANY Separate Account S for Flexible Premium Variable Life: 333-141777; 333-141773; 333-141769
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: 333-141770; 333-141774; 333-141778; 333-141783; 333-141781; 333-141787
Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B: 33-77496

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756; 333-141758; 333-141761; 333-141754; 333-141763; 333-141766; 333-147675; 333-148207;
333-147710
Lincoln Life & Annuity Variable Annuity Account L: 333-141755
Lincoln New York Account N for Variable Annuities: 333-141752; 333-141757; 333-141759; 333-141760; 333-141765; 333-141762; 333-145531; 333-148208;
333-147673; 333-147711; 333-149449

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.


SIGNATURE                                              TITLE
---------                                              -----
/s/ Dennis R. Glass               *                    President
------------------------------------
Dennis R. Glass

/s/ Frederick J. Crawford         *                    Executive Vice President, Chief Financial Officer and Director
------------------------------------
Frederick J. Crawford

/s/ Charles C. Cornelio           *                    Executive Vice President; Chief Administration Officer
------------------------------------
Charles C. Cornelio

/s/ Mark E. Konen                 *                    Senior Vice President and Director
------------------------------------
Mark E. Konen

/s/ Michael S. Smith              *                    Assistant Vice President and Director
------------------------------------
Michael S. Smith

/s/ J. Patrick Barrett            *                    Director
------------------------------------
J. Patrick Barrett

/s/ Patrick P. Coyne              *                    Director
------------------------------------
Patrick P. Coyne

/s/ Robert W. Dineen              *                    Director
------------------------------------
Robert W. Dineen

/s/ George W. Henderson, III      *                    Director
------------------------------------
George W. Henderson, III

/s/ M. Leanne Lachman             *                    Director
------------------------------------
M. Leanne Lachman

/s/ Louis G. Marcoccia            *                    Director
------------------------------------
Louis G. Marcoccia

/s/ Patrick S. Pittard            *                    Director
------------------------------------
Patrick S. Pittard

/s/ Dennis L. Schoff              *                    Director
------------------------------------
Dennis L. Schoff


Version: February 24, 2009